As filed with the Securities and Exchange Commission on December 4, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2013 – September 30, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

SEMI-ANNUAL REPORT
(Unaudited)

SEPTEMBER 30, 2013

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of September 30, 2013, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Dear Shareholder,

Over the past two years we believe we have sided with good judgment as it relates to our Fund’s investment process, which focuses on fundamentals and a longer term view. We realize this has been at the expense of short-term performance and opportunity cost.  While our positioning may be uncomfortable for many, we remain fully committed to our investment discipline.  Such commitment is more important than ever when there is a growing disconnect between price and fundamentals.  Our experience of independent and often contrarian thinking tells us we are once again taking the right course of action.  Reviewing the history of our efforts, we correctly judged the pre-2008 period as one of extreme speculation and risk seeking by investors who learned nothing from the 2000 bubble collapse. Much like 1999-2000, price and valuation played almost no role in investor appetite for risk in 2006-2007. In late 2008 to early 2009, we correctly judged that investors were overly panicked about losses and we sought numerous opportunities to put dry powder to work and completely removed our overlay hedges designed to dampen downside market influences.  In both instances we tended to be a tad early in assessing further investor behavior, but timing is not a skill we pretend to possess.  In the end, our judgment was wise.  It focused on fundamentals, and we took action to vary the Fund’s capital at risk.

For the past two years, there has been tremendous momentum in various financial markets, yet once again fundamentals have played almost no role in this process.  Here are some supporting facts:

•
Global operating earnings PEAKED in the 3rd quarter of 2011.  The cumulative trailing 12-month operating earnings growth of the MSCI World Equity Index since then has been negative, yet the index is up 44% since 2011 and is at a new 5-year high.

•
The S&P 500 has been a bit better with a total return of 45% and at an all-time high, at a time when total cumulative operating earnings growth since 2011 has been roughly 6%, including significant stock buybacks.

•	The Russell 2000 trailing 12-month earnings have been flat since 2011, while that index is up over 50% and has a price/earnings ratio near 40.

Keep in mind this latest advance is AFTER markets had already advanced roughly 100% from the 2009 low.  Additionally, global GDP growth has been in a steady decline since 2010 dropping from roughly 5% to 2%.  Why such exuberance with stagnating economic and operating results?

Our primary objective remains to seek to protect investor capital from large drawdowns, especially when asset markets become inflated and overvalued.  In other words, it is our job to increase our hedging or shorting of securities in market environments where prices diverge from fundamentals. This is exactly what we see occurring now; we believe asset prices of BOTH bonds and stocks are now at levels that are approaching some of the highest risk points in history.

Below is an illustration of equity market risk using the Shiller CAPE Ratio.  The CAPE applies a consistent historical approach measuring the price to earnings ratio using 10-year average earnings, adjusted for inflation.  The ratio has been extremely accurate at showing significant peaks and troughs in equity market valuation over more than 100 years.  The accompanying table illustrates the resulting performance of the Dow Jones Industrial Average at each peak in the Shiller Ratio near or above current levels.

1                                                               ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Historically, each time the Shiller PE peaked near or above current levels, equity markets eventually produced very large losses.  Even if you exclude the 1930’s Great Depression, the average loss was 45%.  The Shiller ratio is not the only metric signifying high equity valuations.

•	The Price-to-Sales ratio of the S&P 500 is currently at 1.6, which is higher than 2007, and double the historical average.
•	Price-to-EBITDA (cash flow) of the S&P 500 is also higher than the 2007 peak, and double the historical average.
•	Equity market capitalization as a percent of GDP is also double the historical average.

On top of that, corporate profit margins are 50% above the historical average and well above prior peaks; profit margins tend to be quite cyclical.  Total debt to GDP is double the level from the mid-1980s and interest rates have started to rebound from record lows.  Has there ever been a time in history when this combination of valuations, profit margins and interest rates has been so at odds with a buying opportunity or future investment success?  The reversion to the mean of any of these could put significant pressure on equity prices.

Outside of excessive U.S. equity and credit valuations, we continue to worry about the perceived notion that Europe and China are improving.  In a nutshell, China is in the midst of a credit bubble where credit has been growing 35% annually with total financing now over 200% of GDP.  China ranks third behind Belgium and Sweden among major economies with corporate debt-to-GDP ratios exceeding 160%.  China’s banking profits to GDP are now almost 3 times the U.S. banking profit/GDP peak in 2006.  The credit-driven growth miracle is in uncharted territory at a time when GDP growth is slowing.  The tightening of credit and slowing of fixed investment growth in China may have a much larger impact on global economic and financial markets than many realize.  Other large emerging markets, including India and Brazil are already seeing large drop-offs in economic activity as well as increasing inflation pressures.

2                                                               ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Unfortunately, the scale of the problem in Europe remains no better.  Despite five years of recovery, Eurozone real GDP has actually never recovered and we believe that the growth outlook is tepid at best.  Real household consumption is at 7-year lows and unemployment is now above 12%, an all-time high.  Overall banking leverage has not been reduced and loan growth has started to decline. Total assets-to-equity ratios for individual banks are between 50% and 200% higher than the levels of U.S. banks, and corporate loan fundamentals are very weak.  The IMF recently warned that 30-50% of the companies in Spain, Italy, and Portugal barely have enough cash flow to meet interest payments (reminder: interest rates are at all-time lows).  As such, non-performing loans represent an excessive amount of European bank equity.  Even the perceived safety of the Nordic banking system is suspect.  At nearly 6 times GDP and with leverage over 20:1 assets-to-equity largely funded on a wholesale basis, the Swedish banking system possesses significant embedded funding and credit risk, and likely faces the repercussions of a highly-extended housing market that the OECD estimates is nearly 30% overvalued (Longhorn Capital).

********
Given that the Fund has been correctly positioned for a tepid growth environment, our performance over the past two years has been nothing short of frustrating.  We positioned the Fund to be long companies where fundamentals could improve and withstand a slowing economic environment, and hedged or shorted areas that were susceptible to earnings struggles or a slowing economic environment. In our estimation, even if the overall markets continued to advance, we believed that we would perform well with low net exposure and low beta.  Looking back at the last two years of company and economic fundamentals, it is hard to challenge our judgment and positioning.  In fact, we believe the Fund was better positioned over the last two years than it was in 2006-2007, a time when our performance was up over 12%.  Unfortunately, bad news is no match for hope if investors are willing to dismiss current reality and “look through” to perceived greener pastures.

Modern central bank attempts to underwrite the waiting period has only emboldened investors and they now fear missing the next melt-up.  Distortions in asset prices due to Fed policy have been a major factor in the Fund’s short-term performance.  We believe this has caused our value-bias in long equities to slightly underperform our short positions and overlay hedges which tend to have higher beta.  Not to oversimplify the equity positioning, but the Fund is effectively long a portfolio trading at 15 times growing earnings and short a portfolio trading at 30-40 times flat or declining earnings.  Much of the Fund’s short equity exposure is also sensitive to increases in credit risk, or equities that have little tolerance for increases in the cost of capital; this is in line with our views of an over-heated corporate bond market that lacks real liquidity.

Separately, the Fund has consistently maintained concentrated short exposure to financial institutions in both Europe and China (see above).  The thesis for these exposures has been based on the view that creative accounting and government policy support have not eliminated the problems of outsized troubled loan portfolios, significant undercapitalization, and excess leverage.  Much, if not all of the equity value of these businesses may be insolvent or illiquid without government intervention. As a reminder, even U.S. bank rescues and bailouts did not save equity values from being wiped out.

In credit, the Fund maintains an allocation to convertible arbitrage as well as distressed “sub-prime” mortgage and asset backed securities that may offer moderate risk-adjusted returns.  Outside of these areas, the fixed income exposure is minimal with little exposure to straight corporate or government debt.

Outlook
Many in the financial community allow politicians and their surrogates to lead us away from the wisdom of markets and become enamored with academic judgment and fancy mathematical models to guide the way for pricing ultra-complexity of trillions of dollars in financial assets. Today’s investor understands this to mean that central banks have systematically eliminated risk from the markets.  As such, many investment strategies choose to ignore such ancillary details as price and fundamentals in favor of market momentum and a universal belief in a Fed “put” (this “put” existed during the 2000 and 2007 market peaks as well and central banks eased interest rates all the way down).  Regardless of your beliefs, a prudent investor’s portfolio should assess the probability that central bank inspiration may fail.   We believe Quantitative Easing (“QE”) has greatly distorted asset prices and we do not believe central banks can simply hold the bond market on a string.  How can anyone really determine what the

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ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

financial landscape will be when the Fed stops buying or is forced to sell?  What percentage of a portfolio should completely rely on such a binary outcome?

The truth is, eventually momentum just runs out of gas when everything becomes PRICED-IN, including QE.  There will likely be no signal or catalyst for future market losses.  There was no news or event that took place in March 2000 or October 2007, and very few acknowledged any risk at the time.  Even Ben Bernanke himself top-ticked the equity market in October 2007, stressing he was in control and that “sub-prime risks were contained.”  Most others’ attentions were focused on buying the next dip in asset prices.  Only in hindsight do losses reveal their cause and then everyone claims to have seen it.  In our view it’s usually quite simple:  a growing disconnect between price and fundamentals increases the risk of meaningful losses.

As always, markets will eventually separate good judgment from bad judgment (or no judgment).  Our experience managing long/short portfolios and recognizing 15+ years of speculation and panic tells us that we are using reason and common sense. We certainly do not underestimate the power of markets, but we are fairly confident that the current financial landscape is not normal or sustainable.  We understand this environment is ripe for performance chasing and has made the process of choosing the right investment strategy very confusing.  As such, investors should think clearly about what type of investment style makes more sense long term and which managers can stand the test of time.  Or, maybe we’re just wrong and market experience is not a matter of judgment. And, maybe the only decision anyone ever needs to make is to be fully allocated to risky assets all the time and at any price.  In that case, take your pick of bias and experience from the following:

Alan Greenspan, Oct 23, 2013: “In a sense, we are actually at relatively low stock prices…so-called equity premiums are still at a very high level, and that means that the momentum of the market is still ultimately up.” (Bloomberg)

Seth Klarman, CEO of Baupost Group, Oct 22, 2013: “Only 5 years after a crisis that nobody saw, we are right back at all time high levels of speculation—it’s astonishing.  I don’t know how this financial experiment ends in anything but tears.”  (Grant’s Conference)

Our strategy and objective is very different than those of a traditional portfolio.  We seek both long and short opportunities in an effort to help reduce risk while maintaining flexibility to vary our exposure. Simply put, we seek to buy low and sell high, sometimes at the same time.  We do not chase beta or momentum. We do not try to keep up with equities by jumping on the Fed’s speculative bandwagon and keep on dancing until the music stops. We currently maintain a strong discipline around hedging and low beta.  We are even more excited about our overall positioning as price/fundamental divergences have grown, especially for short opportunities.  We would expect to fare quite well in a difficult market for stocks and bonds, but a bear market is not a requirement for performance.  We would simply like an environment with a little more volatility, and one where finance leans a bit more toward capitalism and leans a bit less toward easy money speculation and distorted asset prices.  Further, a re-pricing of risk will enable us to change our positioning, possibly to a large degree.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

Footnote:
Seth Klarman has one of the best investment track records over the past 30 years and is the author of the investment book, “Margin of Safety.” Baupost Group manages $30 billion in assets.
Sources:
Longhorn Capital, Bloomberg, Zero Hedge, St. Louis Federal Reserve, yale.edu/shiller

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ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Opportunities Fund (the “Fund”) for the period ended September 30, 2013.  For new investors, the Fund was created as a complement to the Absolute Strategies Fund to capture a variety of investment opportunities and market inefficiencies that are not driven by overall market performance. The Fund utilizes a limited number of managers with highly flexible investment strategies and thus, is intended to have a more concentrated, idiosyncratic risk profile than the Strategies Fund.  Many of the Fund’s positions are catalyst or event driven and at times may include highly contrarian investments.  As such, the Fund is not intended to perform in line with other asset classes and it may not have return or risk drivers that correlate strongly with movements in the equity and bond markets.  Due to the limited number of managers, the exposures of one or two managers can drive Fund performance; the Fund was designed with this intention.

The Fund’s primary focus continues to revolve around special situation equities on the long side and concentrated positions in investment grade credit on the short side.  Overall, the Fund’s exposures remain highly contrarian.  Special situation investments tend to favor unique companies and situations requiring complex fundamental analysis.  Investments may follow various themes including:  new companies resulting from capital structure changes (spin-offs, mergers, divestitures); companies going through operational changes (REIT or MLP conversions); or companies in various stages of individual value creating initiatives, such as a new product or line of business.  Many of these investments have performed well, but the uniqueness of the ideas has been overshadowed by a momentum driven equity market.

While the long portfolio has performed well, the strategy for shorting individual investment grade securities continues to be a tough task and has been a drag on the Fund’s performance.  We believe the corporate bond market is overpriced and highly illiquid as investors take on more credit and interest rate risk for less reward.  As interest rate spreads have tightened further and volatility has collapsed, we believe that this strategy has become even more attractive.  Additionally, non-financial investment grade companies have higher net leverage than before the start of the last recession.  This means that companies have already re-leveraged themselves and used up balance sheet capacity BEFORE cyclical stresses.  Usually leverage increases during and after a recession when companies need to bridge the gap for cash flow deficiencies.  Where will they turn for funding when they really need it?  Given the overall risk in bonds, a concentrated portfolio of individual security credit risk may offer one of the most asymmetric opportunities available for investors seeking diversification.

Additionally, specific investment grade issuers with high fixed costs have been enjoying tight spreads as investors bid up the overall price of corporate bonds. This has facilitated more new debt to fund share repurchases or expensive acquisitions, as opposed to new productive capacity and job creation.  Companies may soon find that leveraging their businesses in an effort to hit short-term earnings per share targets was a poor strategic move. With overall corporate top-line revenue growth almost non-existent and profit growth having turned negative for many companies, operating margins are now under pressure.  Credit spreads (spreads between U.S. treasuries and corporate debt securities) could widen sharply for many companies.  The Fund continues to hold a sizable allocation to concentrated short exposure in the corporate debt of individual securities in retailing, transportation and leisure -- industries where both margins and price pressure could become intense.  The Fund could potentially benefit from this strategy should individual company credit spreads widen toward normal levels. While timing such investments can be a bit complex, these are the types of opportunities the Fund seeks.

Beyond shorting investment grade credit, most broad investing areas are over-priced and are likely exposed to significant price and market risk with little long-term reward.  As such, the Fund is avoiding many traditional investing themes.  We have made a few changes to the Fund in order to improve the balance of strategies that focus on attractive opportunities.  Most recently we added Harvest Capital as a new sub-adviser.  Harvest manages a concentrated equity long-short strategy focused on an entire range of agricultural related businesses. The manager’s goal is to capitalize on long-term secular tailwinds as well as shorter-term dislocations along supply chain dynamics.  Long positions are focused on companies that can positively impact productivity, have thoughtful management teams, exhibit strong financial metrics, and have the potential for significant long-term earnings power. Short positions are focused on companies with inadequate capital structures, weakening financial metrics,

5                                                               ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

or disruptions to their business model.  The strategy also seeks to take advantage of movements in commodity prices and the effect of volatility on individual companies.  We are excited with this new addition and believe the strategy could have a very positive impact on long-term performance.  We are also in the process of analyzing other potential changes, including manager strategies and allocations.

As illustrated in the Absolute Strategies Fund commentary, we believe asset prices of both bonds and stocks are at levels that are approaching some of the highest risk points in history, and during a time of stagnant earnings growth.  In fact, global operating earnings peaked in the 3rd quarter of 2011, as measured by the MSCI World Equity Index.  In terms of general U.S. equity valuations, the Shiller PE (CAPE) Ratio, price to sales, price to EBITDA (cash flow), and equity market capitalization to Gross Domestic Product are all at levels that are double the historical average. As such, we are amazed at the eagerness of many investors to buy securities that are priced high and have risen the most, and yet they have no interest in buying things that are low in price and on sale, or have underperformed.  The higher prices go, the more enthusiastic the buyer becomes.  Simply incredible.

This could not be more at odds with how we view successful investing.  Many investors are allowing themselves to be deceived by a Federal Reserve (“Fed”) whose primary tool is psychological.  Even Fed President James Bullard recently stated in a Bloomberg interview, “The Fed seeks to push people into riskier assets.”  This defies all logic and is happening in full view for everyone to see.  Aren’t we STILL recovering from the last bout of excessive risk taking?  Many even acknowledge it.  Yet, why is nobody doing anything to anticipate and prepare for the inevitable result?   Perhaps they will just use the excuse that “everyone saw it coming.”  At some point, Fed credibility and their mystical efforts will likely wane and the push into riskier assets may backfire, possibly at a time when liquidity windows are constricted.  At that juncture, nobody will be left to purchase those risker assets and everyone will want liquidity at the same time.  This is not a difficult concept.

While we acknowledge the frustrations with our Fund’s recent performance, it is largely a result of muted market volatility and our efforts to avoid areas that are crowded, overpriced, and highly correlated.  We believe the price of patience or the cost of maintaining idiosyncratic positions is necessary to achieve long-term investment gains that are achieved over a full market cycle.  We are very optimistic that the recent liquidity-induced, distorted market environment is exceptionally rare, and in time will be proven an historical outlier.  Eventually, fundamental market forces will reassert themselves and will likely revert toward a path reminiscent of finance and capitalism. Unfortunately, the path from here to there could happen sooner than many believe and it may be quite volatile.  We firmly believe our persistence will be well-rewarded despite what has been a very challenging environment for our strategy.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

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ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2013

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in the Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index (“S&P 500”), Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”), the HFRX Global Hedge Fund Index (“HFRX”) and the MSCI World Index (“MSCI World”) since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies — convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Institutional Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, HFRX Global Hedge Fund Index and MSCI World Index

$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,617,595
$1,548,051
$1,473,379
$1,240,288
$1,057,539
07/27/05
09/30/05
03/31/06
09/30/06
03/31/07
09/30/07
03/31/08
09/30/08
03/31/09
09/30/09
03/31/10
09/30/10
03/31/11
09/30/11
03/31/12
09/30/12
03/31/13
09/30/13
Institutional Shares
S&P 500
MSCI
Barclays
HFRX

Average Annual Total Return as of 09/30/13	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund — Institutional Shares	–1.51%	2.80%	2.67%
S&P 500 Index	19.34%	10.02%	6.06%
Barclays Capital U.S. Aggregate Bond Index	–1.68%	5.41%	4.85%
HFRX Global Hedge Fund Index	5.13%	0.38%	0.69%
MSCI World Index	20.21%	7.84%	5.49%

7                                                               ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2013

Comparison of Change in Value of a $250,000 Investment
R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$404,399
$387,013
$368,345
$299,883
$264,385
07/27/05
09/30/05
03/31/06
09/30/06
03/31/07
09/30/07
03/31/08
09/30/08
03/31/09
09/30/09
03/31/10
09/30/10
03/31/11
09/30/11
03/31/12
09/30/12
03/31/13
09/30/13
R Shares
S&P 500
MSCI
Barclays
HFRX

Average Annual Total Return as of 09/30/13	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund — R Shares	–1.96%	2.36%	2.25%
S&P 500 Index	19.34%	10.02%	6.06%
Barclays Capital U.S. Aggregate Bond Index	–1.68%	5.41%	4.85%
HFRX Global Hedge Fund Index	5.13%	0.38%	0.69%
MSCI World Index	20.21%	7.84%	5.49%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.47% and 2.87%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratios would be 1.74% and 2.14% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

8                                                               ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2013

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index (“S&P 500”), HFRX Global Hedge Fund Index (“HFRX”), and the MSCI World Index (“MSCI World”), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies — convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Absolute Opportunities Fund vs. S&P 500 Index,
HFRX Global Hedge Fund Index and MSCI World Index

$2,200,000
$1,800,000
$1,400,000
$1,000,000
$600,000
$1,966,019
$1,772,848
$1,270,091
$1,092,570
10/21/08
12/31/08
03/31/09
06/30/09
09/30/09
12/31/09
03/31/10
06/30/10
09/30/10
12/31/10
03/31/11
06/30/11
09/30/11
12/31/11
03/31/12
06/30/12
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
Absolute Opportunities Fund
HFRXGL
S&P 500
MSCI World

Average Annual Total Return as of 09/30/13	One Year	Commencement of Investment Operations 10/21/08
Absolute Opportunities Fund — Institutional Shares	–1.90%	4.96%
S&P 500 Index	19.34%	14.66%
HFRX Global Hedge Fund Index	5.13%	1.81%
MSCI World Index	20.21%	12.28%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 4.00%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio would be 3.01%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2014. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

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ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY
SEPTEMBER 30, 2013

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	38.9%
Asset Backed Obligations	8.2%
Corporate Convertible Bonds	20.8%
Corporate Non-Convertible Bonds	2.6%
Exchange Traded Notes	0.0%
Foreign Government Bonds	0.0%
Interest Only Bonds	0.1%
Municipal Bonds	0.3%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	2.1%
Rights	0.0%
Investment Companies	8.3%
Purchased Options	1.6%
Short Positions
Equity Securities	-32.7%
Written Options	-1.1%
Other Assets less Liabilities*	50.8%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 33.7% of net assets. See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	20.4%	19.5%
Consumer Staples	15.1%	6.9%
Energy	5.6%	2.7%
Financial	21.4%	22.5%
Healthcare	9.2%	10.6%
Industrial	8.2%	18.9%
Information Technology	11.1%	10.6%
Materials	1.6%	4.3%
Telecommunication Services	6.9%	3.9%
Utilities	0.5%	0.1%
	100.0%	100.0%
AFA

10                                                               ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value
Long Positions - 83.0%
Equity Securities - 38.9%
Common Stock - 37.1%

Consumer Discretionary - 7.8%
	16,800	Aaron's, Inc. (a)	$ 465,360
	147,000	Apollo Group, Inc., Class A (b)	3,059,070
	220,000	Bed Bath & Beyond, Inc. (a)(b)	17,019,200
	17,800	Best Buy Co., Inc. (a)	667,500
	22,000	Brown Shoe Co., Inc. (a)	516,340
	10,000	Capella Education Co. (a)(b)	565,600
	411,400	CarMax, Inc. (b)(c)	19,940,558
	55,700	Cash America International, Inc.	2,522,096
	48,100	CEC Entertainment, Inc. (a)	2,205,866
	243,000	Coach, Inc. (a)(d)	13,250,790
	48,100	CTC Media, Inc. (a)	505,531
	554,536	CVS Caremark Corp. (a)(c)(d)	31,469,918
	23,200	Deckers Outdoor Corp. (a)(b)	1,529,344
	34,000	Destination Maternity Corp. (a)	1,081,200
	290,000	DIRECTV (b)(d)	17,327,500
	39,800	Express, Inc. (a)(b)	938,882
	27,400	GameStop Corp., Class A (a)	1,360,410
	20,800	Google, Inc., Class A (a)(b)(c)	18,218,928
	97,463	Hertz Global Holdings, Inc. (b)	2,159,780
	29,500	hhgregg, Inc. (a)(b)	528,345
	90,400	Ingram Micro, Inc., Class A (a)(b)	2,083,720
	8,700	Jarden Corp. (a)(b)	421,080
	275,454	JC Penney Co., Inc. (b)	2,429,504
	101,600	Kirkland's, Inc. (a)(b)	1,873,504
	370,785	Kohl's Corp. (a)(d)	19,188,124
	28,000	Lear Corp. (a)	2,003,960
	15,900	Libbey, Inc. (a)(b)	378,102
	101,800	Meritor, Inc. (a)(b)	800,148
	59,900	Modine Manufacturing Co. (a)(b)	876,337
	13,400	Oshkosh Corp. (a)(b)	656,332
	129,700	PetMed Express, Inc. (a)	2,112,813
	333,350	Robert Half International, Inc. (a)	13,010,651
	68,606	Sequential Brands Group, Inc. (b)	380,763
	342,650	Target Corp. (a)(c)	21,922,747
	26,000	The Childrens Place Retail Stores, Inc. (a)(b)	1,504,360
	91,700	The Goodyear Tire & Rubber Co. (a)(b)	2,058,665
	35,100	The Ryland Group, Inc. (a)	1,422,954
	193,600	The Walt Disney Co. (a)(c)	12,485,264
	92,900	Tower International, Inc. (a)(b)	1,857,071
	150,000	Viacom, Inc., Class B	12,537,000
	415,800	Walgreen Co. (a)(c)	22,370,040
	243,100	Wal-Mart Stores, Inc. (a)(c)	17,979,676
	60,500	Weight Watchers International, Inc. (c)(d)	2,260,885
			277,945,918

	Shares	Security Description	Value
Consumer Staples - 5.7%

	33,800	Addus HomeCare Corp. (a)(b)	$ 979,186
	290,000	Avon Products, Inc.	5,974,000
	70,000	Campbell Soup Co.	2,849,700
	13,500	Celgene Corp. (a)(b)	2,078,055
	33,100	Consolidated Graphics, Inc. (a)(b)	1,855,586
	20,100	Humana, Inc. (a)	1,875,933
	79,700	LHC Group, Inc. (a)(b)	1,869,762
	375,000	Molson Coors Brewing Co., Class B	18,798,750
	58,700	MoneyGram International, Inc. (a)(b)	1,149,346
	58,600	Omega Protein Corp. (a)(b)	595,962
	426,000	PepsiCo, Inc. (c)(d)	33,867,000
	156,900	PharMerica Corp. (a)(b)	2,082,063
	11,400	Questcor Pharmaceuticals, Inc. (a)	661,200
	6,800	Sanderson Farms, Inc. (a)	443,632
	330,400	Sciclone Pharmaceuticals, Inc. (a)(b)	1,675,128
	1,416,400	Sysco Corp. (a)	45,084,012
	100,000	The Clorox Co.	8,172,000
	640,000	The Coca-Cola Co. (c)(d)	24,243,200
	23,900	The Kroger Co. (a)	964,126
	370,000	The Procter & Gamble Co. (c)(d)	27,968,300
	77,000	The Providence Service Corp. (a)(b)	2,209,130
	820,000	The Western Union Co.	15,301,200
	130,891	TherapeuticsMD, Inc. (b)	383,511
	26,900	Tyson Foods, Inc., Class A (a)	760,732
	105,984	Xueda Education Group, ADR (b)	447,252
			202,288,766

Energy - 1.8%
	225,000	Apache Corp. (c)(d)	19,156,500
	100,000	ConocoPhillips (c)	6,951,000
	33,400	Dawson Geophysical Co. (a)(b)	1,084,498
	120,000	Exxon Mobil Corp. (d)	10,324,800
	133,400	Gran Tierra Energy, Inc. (a)(b)	945,806
	22,500	Green Plains Renewable Energy, Inc. (a)	361,125
	167,800	Newpark Resources, Inc. (a)(b)	2,124,348
	15,700	Oceaneering International, Inc. (a)	1,275,468
	200,600	Parker Drilling Co. (a)(b)	1,143,420
	24,000	Renewable Energy Group, Inc. (a)(b)	363,600
	28,900	SM Energy Co. (a)	2,230,791
	400,000	Spectra Energy Corp.	13,692,000
	42,500	Stone Energy Corp. (a)(b)	1,378,275
	347,200	Vaalco Energy, Inc. (a)(b)	1,937,376
	40,000	Whiting Petroleum Corp. (a)(b)	2,394,000
			65,363,007

Financial - 7.6%
	35,000	AerCap Holdings NV (a)(b)	681,100
	256,000	American Express Co. (a)(c)(d)	19,333,120
	490,700	American International Group, Inc. (a)	23,862,741
	63,100	Aon PLC	4,697,164
	53,100	Ashford Hospitality Trust, Inc. REIT (a)	655,254
	36,700	Assurant, Inc. (a)	1,985,470

See Notes to Financial Statements.                                       11                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

	224,000	Bancorp, Inc. (b)	$ 3,969,280
	1,422,000	Bank of America Corp. (a)(c)	19,623,600
	58,000	Banner Corp. (a)	2,213,280
	144	Berkshire Hathaway, Inc., Class A (a)(b)	24,539,040
	217,000	Berkshire Hathaway, Inc., Class B (a)(b)(c)(d)	24,631,670
	15,100	Everest Re Group, Ltd. (a)	2,195,691
	470	Fairfax Financial Holdings, Ltd.	191,548
	105,600	Fifth Third Bancorp (a)	1,905,024
	8,473	First Republic Bank	395,096
	292,590	Franklin Resources, Inc. (a)	14,790,424
	222,345	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,534,733
	59,300	Health Net, Inc. (a)(b)	1,879,810
	32,000	KeyCorp (a)	364,800
	26,200	Lakeland Financial Corp. (a)	855,430
	583,200	Leucadia National Corp. (a)	15,886,368
	2	ORIX Corp., ADR	164
	17,300	Outerwall ,Inc. (a)(b)	864,827
	250,000	Paychex, Inc.	10,160,000
	650,000	People's United Financial, Inc.	9,347,000
	200,000	Resource America, Inc., Class A	1,606,000
	571,600	The Bank of New York Mellon Corp. (a)(c)	17,256,604
	62,900	The Goldman Sachs Group, Inc. (a)(c)(d)	9,951,409
	72,500	The Travelers Cos., Inc.	6,145,825
	785,650	Wells Fargo & Co. (a)(c)	32,463,058
	5,500	World Acceptance Corp. (a)(b)	494,560
	375,000	WR Berkley Corp.	16,072,500
			271,552,590

Healthcare - 3.4%
	200,700	Abbott Laboratories (a)	6,661,233
	34,800	AmerisourceBergen Corp. (a)	2,126,280
	17,100	Amgen, Inc. (a)(c)(d)	1,914,174
	145,000	Becton Dickinson and Co.	14,502,900
	9,000	Biogen Idec, Inc. (a)(b)	2,166,840
	165,000	CR Bard, Inc.	19,008,000
	140,000	Johnson & Johnson (c)(d)	12,136,600
	27,600	Magellan Health Services, Inc. (a)(b)	1,654,896
	16,300	McKesson Corp. (a)	2,091,290
	250,000	Medtronic, Inc. (c)(d)	13,312,500
	75,600	Myriad Genetics, Inc. (a)(b)	1,776,600
	190,000	Novartis AG, ADR	14,574,900
	38,500	Omnicare, Inc. (a)	2,136,750
	248,600	PDL BioPharma, Inc. (a)	1,981,342
	195,000	Stryker Corp.	13,180,050
	46,600	Triple-S Management Corp., Class B (a)(b)	856,974
	25,300	United Therapeutics Corp. (a)(b)	1,994,905
	74,000	Warner Chilcott PLC, Class A (a)	1,690,900
	83,800	WellPoint, Inc. (a)	7,006,518
			120,773,652

	Shares	Security Description	Value

Industrial - 3.2%
	72,800	AAR Corp. (a)	$ 1,989,624
	58,900	AECOM Technology Corp. (a)(b)	1,841,803
	20,500	Alliant Techsystems, Inc. (a)	1,999,980
	20,900	Argan, Inc. (a)(b)	459,173
	190,000	Celestica, Inc. (a)(b)	2,095,700
	95,000	CH Robinson Worldwide, Inc.	5,658,200
	77,800	Coleman Cable, Inc. (a)	1,642,358
	129,700	Comfort Systems USA, Inc. (a)	2,180,257
	29,200	Ducommun, Inc. (a)(b)	837,456
	79,700	Dycom Industries, Inc. (a)(b)	2,230,803
	127,700	Exelis, Inc. (a)	2,006,167
	565,600	Expeditors International of Washington, Inc. (a)	24,920,336
	12,700	Huntington Ingalls Industries, Inc. (a)	855,980
	10,000	Hyster-Yale Materials Handling, Inc. (a)	896,700
	197,400	Kratos Defense & Security Solutions, Inc. (a)(b)	1,634,472
	22,100	L-3 Communications Holdings, Inc. (a)	2,088,450
	59,300	Myers Industries, Inc. (a)	1,192,523
	41,100	Northwest Pipe Co. (a)(b)	1,351,368
	96,100	Pacer International, Inc. (a)(b)	594,859
	33,100	Packaging Corp. of America (a)	1,889,679
	50,368	Rock-Tenn Co., Class A (a)	5,100,767
	186,100	Smith & Wesson Holding Corp. (a)(b)	2,045,239
	31,100	Stoneridge, Inc. (a)(b)	336,191
	34,000	Sturm Ruger & Co., Inc. (a)	2,129,420
	156,800	The Boeing Co. (a)(c)	18,424,000
	128,290	Trinity Industries, Inc.	5,817,952
	73,900	Tutor Perini Corp. (a)(b)	1,575,548
	98,050	United Parcel Service, Inc., Class B (a)(c)(d)	8,958,828
	28,400	URS Corp. (a)	1,526,500
	70,600	Vishay Intertechnology, Inc. (a)(b)	910,034
	250,000	Xylem, Inc.	6,982,500
			112,172,867

Information Technology - 4.3%
	198,100	Accenture PLC, Class A (a)(d)	14,588,084
	39,900	Apple, Inc. (a)(d)	19,022,325
	120,000	Blackberry, Ltd. (b)	954,000
	162,500	Check Point Software Technologies, Ltd. (b)	9,191,000
	59,000	Cirrus Logic, Inc. (a)(b)	1,338,120
	167,700	Compuware Corp. (a)	1,878,240
	340,000	Corning, Inc.	4,960,600
	435,000	Dell, Inc.	5,989,950
	62,700	Digital River, Inc. (a)(b)	1,120,449
	102,400	Electronic Arts, Inc. (b)	2,616,320
	325,000	EMC Corp. (c)(d)	8,307,000
	125,800	Hewlett-Packard Co. (c)	2,639,284
	91,340	International Business Machines Corp. (a)(d)	16,914,341

See Notes to Financial Statements.                                       12                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description		Value
	29,000	Intuit, Inc.		$ 1,922,990
	192,500	Lattice Semiconductor Corp. (a)(b)		858,550
	59,700	Lexmark International, Inc., Class A (a)		1,970,100
	21,600	Manhattan Associates, Inc. (a)(b)		2,061,720
	168,500	Marvell Technology Group, Ltd. (a)		1,937,750
	985,000	Microsoft Corp. (c)(d)		32,810,350
	87,800	NetSol Technologies, Inc. (a)(b)		880,634
	390,000	Oracle Corp. (d)		12,936,300
	139,000	QLogic Corp. (a)(b)		1,520,660
	32,000	QUALCOMM, Inc. (d)		2,155,520
	6,400	SanDisk Corp. (a)		380,864
	170,300	United Online, Inc. (a)		1,358,994
	20,600	Western Digital Corp. (a)		1,306,040
	187,000	Xyratex, Ltd. (a)		2,081,310
				153,701,495

Materials - 0.6%
	5,500	CF Industries Holdings, Inc. (a)		1,159,565
	28,200	Cliffs Natural Resources, Inc. (a)		578,100
	232,600	Ferro Corp. (a)(b)		2,118,986
	205,000	Franco-Nevada Corp.		9,278,300
	43,600	PH Glatfelter Co. (a)		1,180,252
	140,300	Resolute Forest Products (a)(b)		1,854,766
	43,600	Sigma-Aldrich Corp.		3,719,080
				19,889,049

Telecommunication Services - 2.6%
	52,200	Amdocs, Ltd. (a)		1,912,608
	10,900	AOL, Inc. (a)(b)		376,922
	20,500	Blue Nile, Inc. (a)(b)		839,065
	740,000	Cisco Systems, Inc. (c)		17,330,800
		Class A (b)
	162,700	Inteliquent, Inc. (a)		1,571,682
	22,800	Leap Wireless International, Inc. (a)(b)		360,012
	170,000	News Corp., Class A (b)		2,730,200
	158,100	Nutrisystem, Inc. (a)		2,273,478
	1,575,000	Orange SA, ADR		19,703,250
	1	SBA Communications Corp.,		81
	13,100	Stamps.com, Inc. (a)(b)		601,683
	1,000,000	Twenty-First Century Fox, Inc. (c)(d)		33,500,000
	355,000	Vodafone Group PLC, ADR		12,488,900
				93,688,681

Utilities - 0.1%
	128,500	AES Corp. (a)		1,707,765
	49,903	Dynegy, Inc. (a)(b)		964,126
	107,800	Pike Electric Corp. (a)(b)		1,220,296
				3,892,187
Total Common Stock (Cost $982,726,392)				1,321,268,212
	Shares	Security Description	Rate	Value

Preferred Stock - 1.8%
Consumer Discretionary - 0.1%
	15,769	The Goodyear Tire & Rubber Co. (a)	5.88%	$ 1,004,170
	2,435	The Interpublic Group of Cos., Inc., Series B (a)	5.25	3,256,301
				4,260,471

Consumer Staples - 0.2%
	33,565	Bunge, Ltd. (a)	4.88	3,547,401
	9,472	Post Holdings, Inc. (a)(e)	3.75	986,319
	1,662	Universal Corp. (a)	6.75	1,944,540
				6,478,260

Energy - 0.4%
	3,081	Chesapeake Energy Corp. (a)(e)	5.75	3,406,431
	11,284	Energy XXI Bermuda, Ltd. (a)	5.63	3,616,170
	12,435	Penn Virginia Corp., Series A (a)	6.00	1,560,592
	40,854	Sanchez Energy Corp., Series A (a)(e)	4.88	2,632,530
	6,620	Sanchez Energy Corp., Series B (e)	6.50	452,543
	10,736	SandRidge Energy, Inc. (a)	7.00	1,073,600
				12,741,866

Financial - 0.7%
	84,588	2010 Swift Mandatory Common Exchange Security Trust (a)(e)	6.00	1,422,085
	116,902	Alexandria Real Estate Equities, Inc. REIT, Series D (a)	7.00	3,006,719
	3,408	AMG Capital Trust I (a)	5.10	215,556
	57,766	AMG Capital Trust II (a)	5.15	3,368,480
	1,473	Bank of America Corp., Series L (a)	7.25	1,585,685
	57,760	Health Care REIT, Inc., Series I (a)	6.50	3,324,088
	32,136	iStar Financial, Inc. REIT, Series J (a)	4.50	1,787,726
	18,563	KeyCorp, Series A (a)	7.75	2,319,076
	15,413	Lexington Realty Trust REIT, Series C	6.50	706,686
	38,213	MetLife, Inc. (a)	5.00	1,095,185
	1,343	OFG Bancorp, Series C (a)	8.75	2,128,319
	1,375	Wells Fargo & Co., Series L	7.50	1,564,076
	1,971	Wintrust Financial Corp., Series C (a)	5.00	2,230,186
				24,753,867

Healthcare - 0.2%
	6,329	Alere, Inc., Series B (a)	3.00	1,642,376
	70	HealthSouth Corp. (a)(e)	6.50	90,930
	2,156	HealthSouth Corp., Series A (a)	6.50	2,800,644
	27,049	Omnicare Capital Trust II, Series B (a)	4.00	1,849,475
				6,383,425

See Notes to Financial Statements.                                       13                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Rate		Value
Industrial - 0.0%
	38,297	Continental Airlines Finance Trust II (a)	6.00%		$ 1,705,411
Materials - 0.1%
	80,697	ArcelorMittal, Series MTUS (a)	6.00		1,734,178
Telecommunication Services - 0.0%
	11,940	Iridium Communications, Inc. (a)(e)	7.00		1,169,374
Utilities - 0.1%
	64,296	CenterPoint Energy, Inc. (a)(g)	3.55		3,206,763
Total Preferred Stock (Cost $47,532,584)					62,433,615
Total Equity Securities (Cost $1,030,258,976)					1,383,701,827
	Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 34.2%
Asset Backed Obligations - 8.2%

	$ 2,934,394	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASP3 A2C (h)	0.33%	06/25/36	2,028,171
	1,775,000	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 A2D (h)	0.48	02/25/36	1,300,195
	506,102	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 A2A (h)	0.27	01/25/37	281,704
	1,017,532	ACS Pass Through Trust, Series 2007-1A G1 (a)(e)(h)	0.49	06/14/37	919,442
	1,808,955	Adjustable Rate Mortgage Trust, Series 2005-11 2A41 (h)	2.71	02/25/36	1,682,762
	101,974	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (h)	2.99	03/25/36	78,523
	131,316	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (a)(h)	0.50	07/25/35	130,154

	Principal	Security Description	Rate	Maturity	Value
	$1,270,965	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (h)	3.15%	03/25/36	$997,494
	71,034	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (h)	3.01	03/25/36	52,447
	400,000	Alm Loan Funding, Series 2012-7A A1 (e)(h)	1.69	10/19/24	401,632
	869,914	Alta Wind Holdings, LLC (e)	7.00	06/30/35	927,255
	2,000,000	American Airlines 2013-2 Class A Pass Through Trust (a)(e)	4.95	01/15/23	2,015,000
	267,929	American Home Mortgage Assets Trust, Series 2007-4 A2 (h)	0.37	08/25/37	238,096
	1,024,201	ARES XII CLO, Ltd., Series 2007-12A A (e)(h)	0.89	11/25/20	1,018,430
	1,300,000	ARES XXVI CLO, Ltd., Series 2013-1A E (e)(h)	5.29	04/15/25	1,158,501
	1,330,300	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(h)	1.43	05/25/37	9,775
	1,430,328	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (h)	1.18	06/25/37	929,215
	2,035,000	Astoria Depositor Corp. (e)	8.14	05/01/21	2,014,650
	1,140,000	Avalon IV Capital, Ltd., Series 2012-1A C (a)(e)(h)	3.87	04/17/23	1,145,791
	801,800	AWAS Aviation Capital, Ltd. (e)	7.00	10/17/16	829,863
	500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I D (a)(f)	5.50	11/20/15	482,652
	500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E1 (a)(f)	6.25	04/20/16	450,152

See Notes to Financial Statements.                                       14                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$ 550,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E2 (a)(f)	7.00%	03/20/17	$ 467,667
1,244,603	Banc of America Alternative Loan Trust, Series 2005-2 4A1	5.50	03/25/20	1,307,879
237,390	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	221,226
55,225	Banc of America Funding Corp., Series 2006-E 2A1 (h)	2.82	06/20/36	45,092
235,311	Banc of America Funding Corp., Series 2006-F 1A1 (h)	2.73	07/20/36	225,467
68,196	Banc of America Funding Corp., Series 2006-G 2A3 (a)(h)	0.35	07/20/36	67,803
186,187	Banc of America Funding Corp., Series 2006-H 6A1 (h)	0.37	10/20/36	122,436
119,045	Banc of America Funding Corp., Series 2007-E 4A1 (h)	2.69	07/20/47	91,987
3,026,363	Banc of America Funding Trust, Series 2006-3 5A3	5.50	03/25/36	2,894,250
175,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2 A5 (a)(h)	4.86	07/10/43	183,607
1,630,260	Bayview Commercial Asset Trust, Series 2004-3 A1 (e)(h)	0.55	01/25/35	1,487,184
Principal	Security Description	Rate	Maturity	Value

$3,700,000	Bayview Commercial Asset Trust, Series 2008-4 A3 (e)(h)	2.93%	07/25/38	$3,333,513
1,225,000	Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1 M1 (a)(e)(h)	0.63	04/25/36	1,002,893
62,344	Bayview Financial Mortgage Pass-Through Trust, Series 2005-D AF3 (a)(h)	5.50	12/28/35	63,187
2,302,775	BCAP, LLC Trust, Series 2007-AA1 1A2 (h)	0.34	02/25/47	1,976,099
2,729,145	BCAP, LLC, Series 2013-RR2 6A1 (e)(h)	3.00	06/26/37	2,743,496
90,253	Beacon Container Finance, LLC, Series 2012-1A A (a)(e)	3.72	09/20/27	90,721
2,954,533	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2 A1 (h)	2.60	03/25/35	2,991,671
206,281	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (h)	2.68	08/25/47	145,479
221,185	Bear Stearns ALT-A Trust, Series 2005-4 1A1 (h)	0.62	04/25/35	198,854
198,463	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (h)	0.72	10/25/35	159,391
413,611	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (h)	2.58	02/25/36	295,862
1,954,737	Bear Stearns Alt-A Trust, Series 2006-2 21A1 (h)	2.77	03/25/36	1,231,795
186,721	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (h)	2.75	03/25/36	125,711
1,222,776	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (h)	0.56	05/25/36	761,984

See Notes to Financial Statements.                                       15                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$1,360,778	Bear Stearns Alt-A Trust, Series 2006-4 11A1 (h)	0.50%	08/25/36	$882,384
107,119	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (a)(h)	0.55	08/25/35	105,922
3,680,377	Bear Stearns Asset Backed Securities Trust, Series 2006-AC2 21A3	6.00	03/25/36	3,146,361
1,640,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20 A4A (h)	5.29	10/12/42	1,756,078
77,283	BNC Mortgage Loan Trust, Series 2007-1 A2 (a)(h)	0.24	03/25/37	75,762
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (h)	0.31	07/25/37	1,380,358
85,123	BNC Mortgage Loan Trust, Series 2007-4 A3A (h)	0.43	11/25/37	84,672
3,000,000	Brazos Higher Education Authority, Series 2010-1 A2 (h)	1.46	02/25/35	2,985,237
382,496	Centex Home Equity Loan Trust, Series 2005-C AF6 (g)	4.64	06/25/35	377,479
1,700,000	Centex Home Equity Loan Trust, Series 2006-A AV4 (h)	0.43	06/25/36	1,471,544
937,039	Chase Mortgage Finance Trust, Series 2007-A1 8A1 (h)	2.85	02/25/37	944,067
333,768	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	280,662
100,000	CIFC Funding Ltd., Series 2012-2A A1L (a)(e)(h)	1.66	12/05/24	100,193
2,761,567	CIT Education Loan Trust, Series 2007-1 A (e)(h)	0.34	03/25/42	2,531,653

Principal	Security Description	Rate	Maturity	Value

$1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (g)	6.04%	09/25/36	$$1,149,952
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (g)	6.05	03/25/37	1,095,517
327,543	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (g)	5.77	03/25/36	223,602
562,946	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (h)	2.78	07/25/37	467,051
4,585,500	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (h)	0.38	01/25/37	3,718,047
579,520	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (h)	0.34	06/25/37	536,346
3,140,505	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (h)	1.23	07/25/37	2,695,072
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (h)	1.48	07/25/37	184,968
140,289	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	117,772
54,411	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	44,961
1,140,000	ColumbusNova CLO IV, Ltd., Series 2007-2A D (e)(h)	4.77	10/15/21	1,140,399
906,082	Conseco Finance Home Equity Loan Trust, Series 2002-C BF1 (h)	8.00	06/15/32	1,001,026

See Notes to Financial Statements.                                       16                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$872,592	Conseco Finance Securitizations Corp., Series 2001-4 A4 (a)	7.36%	08/01/32	$936,606
466,948	Continental Airlines Pass Through Trust, Series 2007-1 B (a)	6.90	04/19/22	478,014
682,390	Continental Airlines Pass Through Trust, Series 2009-1 (a)	9.00	07/08/16	779,631
733,862	Coso Geothermal Power Holdings LLC (e)	7.00	07/15/26	414,632
63,605	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	66,947
69,645	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	60,519
245,691	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	225,156
750,043	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	669,892
498,955	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (h)	0.45	08/25/35	299,713
286,056	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (h)	0.50	12/25/36	175,898
32,965	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25	05/25/21	28,267
315,428	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	273,027
243,589	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	192,131

Principal	Security Description	Rate	Maturity	Value

$1,469,054	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (h)	1.08%	10/25/47	$1,243,466
1,338,819	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (h)	2.66	04/20/35	1,167,083
272,132	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (h)	5.40	06/25/47	247,140
85,105	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (h)	2.85	09/25/47	69,753
19,885	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (h)	2.56	10/25/33	18,857
984,927	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11 8A9	5.25	12/25/35	992,444
92,491	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8A1 (a)	4.50	07/25/20	94,151
94,385	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1	6.00	10/25/21	90,720
1,422,789	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (h)	0.42	10/25/36	888,772
1,467,164	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (h)	0.29	10/25/36	1,363,528

See Notes to Financial Statements.                                       17                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$5,559,398	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (h)	0.29%	11/25/36	$2,923,159
6,748,121	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A3 (h)	0.33	11/25/36	3,567,812
3,174,737	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (h)	0.41	11/25/36	1,697,113
2,474,080	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2B (g)	5.06	02/25/37	1,806,821
2,769,273	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (a)(g)	5.06	02/25/37	2,021,763
1,396,145	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (h)	0.43	04/25/37	873,923
520,000	Cronos Containers Program, Ltd., Series 2012-1A A (e)	4.21	05/18/27	527,765
450,000	Cronos Containers Program, Ltd., Series 2012-2A A (e)	3.81	09/18/27	457,541
903,505	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (h)	5.90	05/25/37	546,603
1,633,197	CSMC Trust, Series 2013-3R 5A1 (e)(h)	2.69	10/27/36	1,643,578
75,000	DBRR Trust, Series 2011-LC2 A4A (a)(e)(h)	4.54	07/12/44	80,410

Principal	Security Description	Rate	Maturity	Value

$125,297	DBRR Trust, Series 2012-EZ1 A (a)(e)	0.95%	09/25/45	$125,239
130,471	DBRR Trust, Series 2013-EZ2 A (a)(e)(h)	0.85	02/25/45	130,005
1,057,339	Delta Air Lines Pass Through Trust, Series 2002-1 G-1 (a)	6.72	01/02/23	1,152,499
720,837	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1 A4 (h)	0.34	01/25/47	486,319
256,565	Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (g)	6.09	06/25/36	197,586
1,200,000	Dryden XXII Senior Loan Fund, Series 2013-30A C (e)(f)(h)	3.11	11/15/25	1,168,445
1,000,000	Dryden XXVI Senior Loan Fund, Series 2013-26A C (e)(h)	2.77	07/15/25	949,558
2,920,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (h)	0.37	04/25/37	1,811,714
70,083	Equity One Mortgage Pass-Through Trust, Series 2002-4 M1 (h)	5.22	02/25/33	65,892
3,661,000	First Franklin Mortgage Loan Trust, Series 2006-FF13 A2D (h)	0.42	10/25/36	2,251,563
2,953,441	First Franklin Mortgage Loan Trust, Series 2006-FF18 A2B (h)	0.29	12/25/37	1,706,271
838,047	First Franklin Mortgage Loan Trust, Series 2007-FF1 A2C (h)	0.32	01/25/38	489,148
1,218,741	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA3 2A1 (h)	2.35	05/25/35	955,581

See Notes to Financial Statements.                                       18                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$426,274	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A1	6.25%	02/25/37	$353,998
502,303	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A8 (h)	0.55	02/25/37	317,878
4,610,000	First NLC Trust, Series 2005-4 A4 (h)	0.57	02/25/36	2,918,139
217,950	FNMA, Series 2012-M15, Class A (a)(h)	2.74	10/25/22	211,942
171,503	FPL Energy National Wind Portfolio, LLC (e)	6.13	03/25/19	145,954
4,065,000	GCO Education Loan Funding Trust, Series 2006-2AR A1RN (a)(e)(f)(h)	0.83	08/27/46	3,841,478
1,198,428	GE Business Loan Trust, Series 2003-2A A (e)(h)	0.55	11/15/31	1,152,355
970,574	GE Business Loan Trust, Series 2004-1 A (a)(e)(h)	0.47	05/15/32	933,252
994,000	GE Business Loan Trust, Series 2005-1A A3 (a)(e)(h)	0.43	06/15/33	930,641
1,218,466	GE Business Loan Trust, Series 2005-2A A (a)(e)(h)	0.42	11/15/33	1,122,759
53,914	GE Business Loan Trust, Series 2005-2A B (a)(e)(h)	0.68	11/15/33	46,598
81,667	GE Seaco Finance SRL, Series 2004-1A A (e)(h)	0.48	04/17/19	81,415
780,000	GE Seaco Finance SRL, Series 2005-1A A (a)(e)(h)	0.43	11/17/20	770,925
123,908	Goal Capital Funding Trust, Series 2006-1 A3 (a)(h)	0.38	11/25/26	122,271
Principal	Security Description	Rate	Maturity	Value

$423,299	Green Tree Financial Corp., Series 1997-1 A6 (a)	7.29%	03/15/28	$434,333
918,463	Green Tree, Series 2008-MH1 A2 (a)(e)(h)	8.97	04/25/38	1,013,654
891,858	Green Tree, Series 2008-MH1 A3 (a)(e)(h)	8.97	04/25/38	984,293
3,131,909	GreenPoint Mortgage Funding Trust, Series 2006-AR8 1A2A (h)	0.36	01/25/47	2,772,384
1,157,318	Greenwich Capital Commercial Mortgage Trust, Series 2004-GG1 A7 (h)	5.32	06/10/36	1,168,657
250,000	GS Mortgage Securities Trust, Series 2011-GC5 A4 (a)	3.71	08/10/44	258,656
325,868	GSAA Home Equity Trust, Series 2005-12 AF3 (h)	5.07	09/25/35	302,788
1,411,801	GSAA Home Equity Trust, Series 2006-20 1A1 (h)	0.25	12/25/46	706,551
1,251,362	GSAA Home Equity Trust, Series 2007-5 2A3A (h)	0.50	04/25/47	727,382
2,503,163	GSAA Trust, Series 2007-3 1A1B (h)	0.28	03/25/47	323,855
360,875	GSR Mortgage Loan Trust, Series 2004-14 3A2 (h)	3.07	12/25/34	312,999
1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (h)	2.59	08/25/34	1,453,334
202,699	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (h)	2.82	10/25/35	175,300
3,110,775	GSR Mortgage Loan Trust, Series 2005-AR6 2A1 (h)	2.66	09/25/35	3,099,986
1,080,910	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (h)	2.77	05/25/47	953,772

See Notes to Financial Statements.                                       19                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$15,639	HarborView Mortgage Loan Trust, Series 2004-8 2A4A (a)(h)	0.58%	11/19/34	$12,882
1,149,000	Hewett's Island Clo V, Ltd., Series 2006-5A D (e)(h)	1.71	12/05/18	1,095,755
253,270	HomeBanc Mortgage Trust, Series 2004-1 2A (h)	1.04	08/25/29	233,684
900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (h)	0.42	03/20/36	871,290
242,217	HSBC Home Equity Loan Trust, Series 2006-4 A3V (h)	0.33	03/20/36	239,508
1,826,320	HSBC Home Equity Loan Trust, Series 2007-3 APT (a)(h)	1.38	11/20/36	1,822,388
220,588	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (h)	2.78	09/25/37	169,507
2,204,323	Impac CMB Trust, Series 2004-4 1A2 (h)	0.80	09/25/34	2,160,985
1,180,271	Indiantown Cogeneration LP, Series A-10 (a)	9.77	12/15/20	1,300,437
213,120	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (h)	3.07	11/25/37	192,419
1,160,257	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (h)	0.96	12/25/34	823,741
582,235	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (h)	1.04	09/25/34	466,662
342,755	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (h)	2.45	05/25/35	242,576
1,683,765	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (a)(h)	2.81	08/25/36	1,152,244

Principal	Security Description	Rate	Maturity	Value

$80,892	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (h)	2.73%	09/25/36	$57,535
157,928	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (h)	0.35	11/25/36	113,436
202,555	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (h)	4.94	01/25/37	170,578
2,583,107	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (h)	0.36	02/25/37	1,794,916
775,513	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (h)	2.94	05/25/36	554,933
3,223,375	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (h)	2.72	05/25/36	2,422,321
406,468	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (h)	3.08	05/25/36	268,401
450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (h)	4.79	12/25/35	333,363
3,349,433	Indymac Index Mortgage Loan Trust, Series 2007-AR7 2A1 (h)	2.18	06/25/37	2,425,134
367,080	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (h)	0.37	04/25/37	237,153
818,545	Indymac Manufactured Housing Contract, Series 1998-2 A4 (a)(h)	6.64	08/25/29	816,359
250,000	ING Investment Management Co., Series 2012-4A A1 (e)(h)	1.66	10/15/23	250,453
862,831	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (h)	0.64	08/15/16	827,239

See Notes to Financial Statements.                                       20                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$2,000,000	JetBlue Airways Pass Through Trust, Series 2004-2 G-2 (h)	0.71%	11/15/16	$1,802,000
2,928,305	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (h)	2.67	05/25/36	2,219,432
2,978,199	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3 A4 (h)	0.33	08/25/36	1,503,964
4,256,818	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3 A4 (a)(h)	0.39	03/25/37	3,320,833
1,110,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH4 A5 (h)	0.42	05/25/37	592,918
2,590,000	JP Morgan Mortgage Acquisition Trust, Series 2007-HE1 AF2 (g)	4.65	03/25/47	1,908,265
3,632,097	JP Morgan Mortgage Acquisition Trust, Series 2007-HE1 AF6 (g)	4.65	03/25/47	2,836,090
2,938,000	JP Morgan Mortgage Acquisition Trust, Series 2007-HE1 AV4 (h)	0.46	03/25/47	1,543,328
205,522	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (h)	5.57	08/25/35	205,279
207,288	JP Morgan Mortgage Trust, Series 2005-S2 2A9	5.50	09/25/35	207,058
1,708,321	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (h)	2.83	05/25/36	1,368,802
2,721,036	JP Morgan Mortgage Trust, Series 2006-S2 2A2	5.88	06/25/21	2,726,775

Principal	Security Description	Rate	Maturity	Value

$1,036,979	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (a)(h)	2.91%	07/25/35	$1,041,222
48,367	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (h)	5.03	04/25/37	43,979
1,500,000	KKR Financial CLO Corp., Series 2005-1A B (e)(h)	0.71	04/26/17	1,463,380
1,150,000	LCM XIV LP, Series 14A D (e)(h)	3.78	07/15/25	1,090,561
1,026,314	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (a)(h)	6.47	04/15/40	1,116,355
144,750	Lehman Mortgage Trust, Series 2006-1 3A3	5.50	02/25/36	143,928
204,336	Lehman XS Trust, Series 2005-6 1A1 (h)	0.44	11/25/35	129,869
4,263,067	Lehman XS Trust, Series 2006-10N 1A3A (h)	0.39	07/25/46	3,142,891
1,730,375	Lehman XS Trust, Series 2006-13 1A2 (h)	0.35	09/25/36	1,358,796
896,930	Lehman XS Trust, Series 2006-14N 3A2 (h)	0.30	08/25/36	594,733
1,695,573	Lehman XS Trust, Series 2006-19 A2 (h)	0.35	12/25/36	1,309,384
1,915,658	Lehman XS Trust, Series 2006-9 A1B (h)	0.34	05/25/46	1,500,292
301,978	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(h)	2.49	11/25/35	199,502
3,806,000	MASTR Asset Backed Securities Trust, Series 2006-AM2 A4 (e)(h)	0.44	06/25/36	1,800,259
885,000	MASTR Asset Backed Securities Trust, Series 2007-HE1 A3 (h)	0.39	05/25/37	531,081

See Notes to Financial Statements.                                       21                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$16,809	MASTR Seasoned Securitization Trust, Series 2004-1 4A1 (a)(h)	2.71%	10/25/32	$16,623
1,098,157	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (h)	0.43	04/25/37	610,827
63,355	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2D (h)	0.52	04/25/37	35,677
1,510,708	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2B (h)	0.31	06/25/37	1,054,181
3,941,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (h)	0.36	06/25/37	2,284,192
4,700,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (h)	0.43	06/25/37	2,752,052
2,969,614	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (h)	0.43	07/25/37	1,662,010
795,781	Mid-State Capital Corp. Trust, Series 2006-1A (e)	5.79	10/15/40	844,458
337,473	Mirant Mid Atlantic Pass Through Trust, Series B	9.13	06/30/17	359,409
662,520	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	727,530
200,000	Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC7 M2 (a)(h)	1.11	07/25/34	187,483
1,905,555	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE1 A2C (h)	0.33	11/25/36	1,042,958
1,660,000	Morgan Stanley Capital I, Inc. Trust, Series 2005-T19 A4A	4.89	06/12/47	1,755,120

Principal	Security Description	Rate	Maturity	Value
$1,835,000	Morgan Stanley Capital I, Inc. Trust, Series 2006-T21 A4 (a)(h)	5.16%	10/12/52	$1,967,237
2,975,000	Morgan Stanley Capital I, Inc. Trust, Series 2006-HE1 A4 (h)	0.47	01/25/36	2,216,765
4,400,000	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2 A2D (h)	0.47	02/25/36	3,537,310
175,000	Morgan Stanley Capital I, Inc. Trust, Series 2006-T23 A4 (a)(h)	5.99	08/12/41	193,864
165,000	Morgan Stanley Capital I, Inc. Trust, Series 2007-T27 A4 (a)(h)	5.82	06/11/42	186,695
150,000	Morgan Stanley Capital I, Inc. Trust, Series 2011-C3 A4 (a)	4.12	07/15/49	159,022
1,713,039	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (g)	6.42	08/25/36	866,258
2,445,048	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (h)	5.96	06/25/36	1,450,532
231,141	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1	6.00	10/25/37	179,707
1,482,651	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (h)	0.30	04/25/37	695,352
2,813,867	Morgan Stanley Reremic Trust, Series 2013-R3 12A (e)(h)	2.88	01/26/47	2,838,947
2,920,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (h)	0.46	09/25/36	2,471,891
1,058,659	Nelnet Student Loan Trust, Series 2012-5A A (e)(h)	0.78	10/27/36	1,053,881
375,762	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-1 1A1A (g)	6.00	03/25/47	280,642

See Notes to Financial Statements.                                       22                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$1,470,873	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1 M3 (h)	0.66%	09/25/35	$1,232,837
1,367,909	NovaStar Mortgage Funding Trust, Series 2006-2 A2C (h)	0.33	06/25/36	710,693
985,015	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	1,057,680
113,837	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5 2A1B (h)	5.64	12/25/35	112,968
651,891	Origen Manufactured Housing Contract Trust, Series 2004-A M2 (a)(h)	6.64	01/15/35	721,426
5,054,972	Ownit Mortgage Loan Trust, Series 2006-6 A2C (h)	0.34	09/25/37	2,556,499
1,845,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (h)	0.49	06/25/47	852,820
1,030,000	Prudential Holdings, LLC (e)	8.70	12/18/23	1,296,355
537,407	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (h)	0.58	10/25/45	386,503
669,568	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (a)(h)	1.15	01/25/46	475,094
478,106	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	374,201
242,332	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	184,357

Principal	Security Description	Rate	Maturity	Value

$366,843	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00%	01/25/37	$295,743
184,509	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	143,626
751,171	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	564,728
22,154	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (a)(h)	4.03	01/25/33	23,041
425,993	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	411,085
431,244	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	305,091
1,213,382	Residential Asset Securitization Trust, Series 2007-A5 1A2 (h)	0.58	05/25/37	360,658
2,469,789	Saxon Asset Securities Trust, Series 2005-4 A1B (h)	0.56	11/25/37	2,245,349
3,635,000	Saxon Asset Securities Trust, Series 2006-3 A3 (h)	0.35	10/25/46	2,724,669
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (h)	0.33	01/25/47	826,873
2,350,990	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR5 A2C (h)	0.53	05/25/37	1,307,110
226,561	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (h)	0.33	12/25/36	115,064
2,361,394	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (h)	0.32	01/25/37	1,417,826

See Notes to Financial Statements.                                       23                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value
$1,232,373	SLC Student Loan Trust, Series 2004-1 B (h)	0.55%	08/15/31	$1,091,682
989,313	SLC Student Loan Trust, Series 2005-2 B (h)	0.53	03/15/40	860,856
1,384,720	SLC Student Loan Trust, Series 2006-1 B (h)	0.46	03/15/39	1,166,248
1,100,000	SLC Student Loan Trust, Series 2006-2 A5 (h)	0.35	09/15/26	1,074,914
1,233,537	SLM Student Loan Trust, Series 2004-2 B (h)	0.74	07/25/39	1,111,169
1,263,000	SLM Student Loan Trust, Series 2005-4 B (h)	0.45	07/25/40	1,094,166
1,364,849	SLM Student Loan Trust, Series 2005-9 B (h)	0.57	01/25/41	1,155,491
1,300,000	SLM Student Loan Trust, Series 2006-2 A6 (h)	0.44	01/25/41	1,132,431
1,300,000	SLM Student Loan Trust, Series 2006-8 A6 (h)	0.43	01/25/41	1,132,451
3,200,000	SLM Student Loan Trust, Series 2008-4 A4 (h)	1.92	07/25/22	3,345,456
1,425,000	Sound Point CLO, Ltd., Series 2012-1A C (a)(e)(h)	3.57	10/20/23	1,418,710
959,316	Soundview Home Loan Trust, Series 2006-EQ2 A4 (h)	0.42	01/25/37	572,492
1,200,000	Soundview Home Loan Trust, Series 2007-NS1 A4 (h)	0.48	01/25/37	626,533
3,349,000	Soundview Home Loan Trust, Series 2007-OPT2 2A4 (h)	0.43	07/25/37	1,741,795
870,007	Spirit Master Funding, LLC, Series 2005-1 A1 (a)(e)	5.05	07/20/23	878,707

Principal	Security Description	Rate	Maturity	Value
$106,314	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (h)	5.22%	02/25/36	$104,479
786,153	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (h)	5.22	02/25/36	628,002
68,735	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (h)	5.08	04/25/47	52,067
3,431,782	Structured Asset Mortgage Investments II Trust, Series 2007-AR6 A1 (h)	1.65	08/25/47	2,796,134
188,019	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS 2A1A (a)(h)	1.93	03/25/35	183,571
1,141,960	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A 3A5 (a)(h)	2.45	09/25/33	1,114,376
1,700,000	Structured Receivables Finance, LLC, Series 2010-A B (e)(f)	7.61	01/16/46	2,003,968
900,000	Structured Receivables Finance, LLC, Series 2010-B B (e)(f)	7.97	08/15/36	1,074,272
1,315,000	Symphony CLO IX, LP, Series 2012-9A C (a)(e)(h)	3.52	04/16/22	1,319,869
825,000	Symphony CLO, Ltd., Series 2013-12A C (e)(f)(h)	3.00	10/15/25	804,543
232,500	TAL Advantage I, LLC, Series 2006-1A (a)(e)(h)	0.37	04/20/21	229,265
378,958	TAL Advantage I, LLC, Series 2010-2A A (e)	4.30	10/20/25	380,336
183,333	TAL Advantage I, LLC, Series 2011-1A A (e)	4.60	01/20/26	185,746

See Notes to Financial Statements.                                       24                                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$10,742	Terwin Mortgage Trust, Series 2005-1SL M1 (e)(h)	1.05%	02/25/35	$10,761
158,333	Textainer Marine Containers, Ltd., Series 2005-1A A (a)(e)(h)	0.43	05/15/20	156,659
544,515	Trinity Rail Leasing LP, Series 2006-1A A1 (a)(e)	5.90	05/14/36	603,432
793,009	Trip Rail Master Funding, LLC, Series 2011-1A A1A (a)(e)	4.37	07/15/41	844,200
485,767	Triton Container Finance, LLC, Series 2006-1A (a)(e)(h)	0.35	11/26/21	476,810
239,063	Triton Container Finance, LLC, Series 2007-1A (a)(e)(h)	0.32	02/26/19	236,963
693,333	Triton Container Finance, LLC, Series 2012-1A A (e)	4.21	05/14/27	703,937
493,051	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	555,915
180,000	US Airways Pass Through Trust, Series 2012-2A	4.63	06/03/25	173,700
1,830,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20 A7 (a)(h)	5.12	07/15/42	1,939,856
12,367	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (a)(h)	2.50	01/25/33	12,453
897,881	WaMu Mortgage Pass Through Certificates, Series 2005-AR17 A1A1 (h)	0.45	12/25/45	814,233
1,321,816	WaMu Mortgage Pass Through Certificates, Series 2005-AR7 A2 (h)	2.42	08/25/35	1,330,820
290,583	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (h)	3.20	10/25/36	230,607

Principal	Security Description	Rate	Maturity	Value

$177,084	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (h)	2.35%	12/25/36	$149,596
331,979	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (h)	2.54	03/25/37	311,068
2,800,115	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (h)	0.85	02/25/47	2,216,297
621,080	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3 2A3 (h)	0.73	05/25/35	416,632
386,532	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4 CB13 (h)	0.68	06/25/35	287,688
1,324,426	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	870,271
483,058	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (g)	5.06	09/25/36	281,378
2,155,069	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR2 A1A (h)	1.09	04/25/46	1,588,519
2,124,821	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (h)	1.07	09/25/46	1,204,266

See Notes to Financial Statements.                                       25                                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

	$2,400,446	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA2 2A (h)	0.85%	01/25/47	$1,500,041
	2,126,123	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3 2A (h)	0.90	02/25/47	1,300,281
	43,202	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (a)(h)	0.52	10/25/35	43,111
	245,135	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3 A2 (h)	0.33	01/25/37	222,593
	115,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5 A4 (a)	3.67	11/15/44	117,371
Total Asset Backed Obligations (Cost $257,897,082)					292,643,428
Corporate Convertible Bonds - 20.8%

Consumer Discretionary - 3.3%
	997,000	Callaway Golf Co. (a)	3.75	08/15/19	1,115,394
	5,650,000	Chemed Corp. (a)	1.88	05/15/14	5,936,031
	1,048,000	DR Horton, Inc., Series DHI (a)	2.00	05/15/14	1,595,580
	9,391,000	Equinix, Inc. (a)	3.00	10/15/14	15,712,317
	1,000,000	Exide Technologies (a)(f)(h)(i)	0.00	09/18/13	150,000
	969,000	Hawaiian Holdings, Inc. (a)	5.00	03/15/16	1,136,153
	4,737,000	Home Inns & Hotels Management, Inc. (a)	2.00	12/15/15	4,497,189
	1,787,000	Iconix Brand Group, Inc. (a)	2.50	06/01/16	2,205,828
	2,244,000	JAKKS Pacific, Inc. (a)	4.50	11/01/14	2,130,398
	4,000,000	JAKKS Pacific, Inc. (a)(e)	4.25	08/01/18	3,050,000
	466,000	JetBlue Airways Corp., Series A-C (a)	6.75	10/15/39	680,069
	1,015,000	KB Home (a)	1.38	02/01/19	1,035,934
	2,041,000	Lennar Corp. (a)(e)	2.75	12/15/20	3,464,597

	Principal	Security Description	Rate	Maturity	Value

	$2,083,000	Live Nation Entertainment, Inc.	2.88%	07/15/27	$2,133,773
	4,750,000	M/I Homes, Inc. (a)	3.25	09/15/17	5,474,375
	1,081,000	Meritage Homes Corp. (a)	1.88	09/15/32	1,169,507
	1,781,000	Meritor, Inc. (a)(e)	7.88	03/01/26	2,242,947
	7,350,000	Navistar International Corp. (a)	3.00	10/15/14	7,483,219
	5,200,000	priceline.com, Inc. (a)	1.25	03/15/15	17,277,000
	7,500,000	Regis Corp. (a)	5.00	07/15/14	8,292,187
	7,340,000	Standard Pacific Corp. (a)	1.25	08/01/32	9,092,425
	2,319,000	Tesla Motors, Inc. (a)	1.50	06/01/18	3,919,110
	1,621,000	The Ryland Group, Inc. (a)	1.63	05/15/18	2,363,621
	6,463,000	Titan Machinery, Inc. (a)	3.75	05/01/19	5,776,306
	1,800,000	Volkswagen International Finance NV (e)	5.50	11/09/15	2,681,152
	1,800,000	Wabash National Corp. (a)	3.38	05/01/18	2,359,125
	1,384,000	WESCO International, Inc. (a)	6.00	09/15/29	3,805,135
	1,024,000	XM Satellite Radio, Inc. (a)(e)	7.00	12/01/14	2,213,760
					118,993,132

Consumer Staples - 1.3%
	5,450,000	Array BioPharma, Inc. (a)	3.00	06/01/20	6,284,531
	2,433,000	Ascent Capital Group, Inc. (a)	4.00	07/15/20	2,566,815
	1,116,000	Chiquita Brands International, Inc. (a)	4.25	08/15/16	1,098,563
	5,000,000	Healthways, Inc. (a)(e)	1.50	07/01/18	5,565,625
	2,000,000	Protalix BioTherapeutics, Inc. (a)(e)(f)	4.50	09/15/18	1,998,200
	953,000	ServiceSource International, Inc. (a)(e)	1.50	08/01/18	998,863
	5,500,000	United Rentals, Inc. (a)	4.00	11/15/15	28,799,375
					47,311,972

Energy - 1.0%
	442,000	Alon USA Energy, Inc.(a)(e)	3.00	09/15/18	438,409
	770,000	Alpha Appalachia Holdings, Inc. (a)	3.25	08/01/15	723,800

See Notes to Financial Statements.                                       26                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

	$475,000	BPZ Resources, Inc. (a)	8.50%	10/01/17	$439,375
	920,000	Chesapeake Energy Corp.	2.50	05/15/37	908,500
	2,000,000	Clean Energy Fuels Corp. (a)(e)	5.25	10/01/18	2,050,000
	3,784,000	Cobalt International Energy, Inc. (a)	2.63	12/01/19	4,006,310
	894,000	Goodrich Petroleum Corp. (a)	5.00	10/01/32	994,575
	3,900,000	Green Plains Renewable Energy, Inc. (a)	5.75	11/01/15	5,052,937
	5,269,000	Green Plains Renewable Energy, Inc. (a)(e)	3.25	10/01/18	5,483,053
	1,291,000	Newpark Resources, Inc. (a)	4.00	10/01/17	1,790,456
	461,000	Peabody Energy Corp.	4.75	12/15/41	372,258
	695,000	Pengrowth Energy Corp.	6.25	03/31/17	688,219
	6,000,000	SEACOR Holdings, Inc. (a)(e)	2.50	12/15/27	7,312,500
	2,078,000	Vantage Drilling Co. (a)(e)	5.50	07/15/43	2,209,174
	756,000	Western Refining, Inc. (a)	5.75	06/15/14	2,370,532
					34,840,098

Financial - 2.0%
	725,000	American Equity Investment Life Holding Co. (a)(e)	5.25	12/06/29	1,628,078
	1,968,000	Amtrust Financial Services, Inc. (a)	5.50	12/15/21	3,088,530
	10,930,000	CBIZ, Inc. (a)(e)	4.88	10/01/15	12,733,450
	1,670,000	DFC Global Corp. (a)	3.25	04/15/17	1,531,181
	5,961,000	Encore Capital Group, Inc. (a)(e)	3.00	11/27/17	9,314,062
	4,942,000	Encore Capital Group, Inc. (a)(e)	3.00	07/01/20	5,862,447
	921,000	Forest City Enterprises, Inc. (a)	4.25	08/15/18	1,027,491
	1,189,000	Forest City Enterprises, Inc. (a)(e)	3.63	08/15/20	1,209,808
	7,400,000	Forestar Group, Inc. (a)	3.75	03/01/20	8,588,625
	7,000,000	FXCM, Inc. (a)(e)	2.25	06/15/18	8,487,500

	Principal	Security Description	Rate	Maturity	Value

	$315,000	iStar Financial, Inc. (a)	3.00%	11/15/16	$393,553
	921,000	Jefferies Group LLC (a)	3.88	11/01/29	968,777
	1,807,000	Leucadia National Corp.	3.75	04/15/14	2,351,359
	3,772,000	Meadowbrook Insurance Group, Inc. (a)(e)	5.00	03/15/20	3,840,367
	1,048,000	MGIC Investment Corp. (a)(e)	9.00	04/01/63	1,157,385
	1,456,000	Portfolio Recovery Associates, Inc. (a)(e)	3.00	08/01/20	1,698,970
	1,845,000	Radian Group, Inc. (a)	2.25	03/01/19	2,700,619
	1,015,000	Toll Brothers Finance Corp. (a)	0.50	09/15/32	1,025,150
	2,758,000	Walter Investment Management Corp. (a)	4.50	11/01/19	2,902,795
					70,510,147

Healthcare - 4.2%
	8,125,000	Accuray, Inc. (a)	3.75	08/01/16	8,551,562
	3,575,000	Akorn, Inc.	3.50	06/01/16	8,224,734
	1,530,000	Akorn, Inc. (a)	3.50	06/01/16	3,519,956
	875,000	Allscripts Healthcare Solutions, Inc. (a)(e)	1.25	07/01/20	957,031
	5,757,000	Cubist Pharmaceuticals, Inc. (a)	2.50	11/01/17	12,964,044
	2,100,000	Cubist Pharmaceuticals, Inc. (a)(e)	1.88	09/01/20	2,265,375
	6,226,000	Endo Health Solutions, Inc. (a)	1.75	04/15/15	9,887,666
	611,000	Exelixis, Inc. (a)	4.25	08/15/19	718,307
	3,401,000	Illumina, Inc. (a)(e)	0.25	03/15/16	3,889,894
	259,000	Incyte Corp., Ltd. (a)	4.75	10/01/15	1,131,830
	2,550,000	Insulet Corp. (a)	3.75	06/15/16	3,700,688
	900,000	Isis Pharmaceuticals, Inc. (a)	2.75	10/01/19	2,108,813
	9,335,000	Molina Healthcare, Inc. (a)	3.75	10/01/14	11,458,712
	9,975,000	Mylan, Inc. (a)	3.75	09/15/15	28,958,672
	1,007,000	Omnicare, Inc. (a)	3.75	12/15/25	2,144,281
	5,350,000	Teleflex, Inc. (a)	3.88	08/01/17	7,560,219
	1,717,000	The Medicines Co. (a)(e)	1.38	06/01/17	2,303,999

See Notes to Financial Statements.                                       27                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

	$3,718,000	Theravance, Inc. (a)	2.13%	01/15/23	$6,064,987
	9,359,000	ViroPharma, Inc. (a)	2.00	03/15/17	20,104,302
	1,500,000	Vivus, Inc. (a)(e)	4.50	05/01/20	1,337,813
	3,022,000	Volcano Corp. (a)	2.88	09/01/15	3,280,759
	4,975,000	Volcano Corp. (a)	1.75	12/01/17	5,167,781
	1,459,000	Wright Medical Group, Inc. (a)	2.00	08/15/17	1,790,011
					148,091,436

Industrial - 2.8%
	3,900,000	AAR Corp., Series B (a)	2.25	03/01/16	4,080,375
	7,782,000	AirTran Holdings, Inc. (a)	5.25	11/01/16	11,600,044
	8,000,000	Altra Holdings, Inc. (a)	2.75	03/01/31	9,550,000
	2,000,000	AM Castle & Co. (a)(e)	7.00	12/15/17	3,435,000
	1,859,000	Bristow Group, Inc. (a)	3.00	06/15/38	2,288,894
	2,909,000	Cemex SAB de CV (a)	3.75	03/15/18	3,788,973
	6,978,000	Covanta Holding Corp. (a)	3.25	06/01/14	9,625,279
	9,000,000	EnerSys, Inc. (a)(g)	3.38	06/01/38	13,961,295
	1,860,000	Genco Shipping & Trading, Ltd. (a)	5.00	08/15/15	896,288
	3,035,000	General Cable Corp. (a)(g)	4.50	11/15/29	3,439,034
	8,500,000	Griffon Corp. (a)(e)	4.00	01/15/17	9,493,437
	9,729,000	Kaman Corp. (a)(e)	3.25	11/15/17	12,191,653
	1,189,000	PHH Corp. (a)	6.00	06/15/17	2,414,413
	7,150,000	RTI International Metals, Inc. (a)	1.63	10/15/19	7,436,000
	5,147,000	Vishay Intertechnology, Inc. (a)(e)	2.25	06/01/42	6,166,749
					100,367,434

Information Technology - 3.6%
	1,098,000	Bottomline Technologies (de), Inc. (a)	1.50	12/01/17	1,268,876
	7,299,000	CACI International, Inc. (a)	2.13	05/01/14	9,324,472
	625,000	CACI International, Inc. (a)(e)	2.13	05/01/14	798,438
	6,019,000	Cadence Design Systems, Inc. (a)	2.63	06/01/15	10,962,104
	7,450,000	Ciena Corp.(a)(e)	4.00	03/15/15	10,155,281
	2,396,000	Ciena Corp. (a)(e)	4.00	12/15/20	3,629,940
	Principal	Security Description	Rate	Maturity	Value

	$1,377,000	Concur Technologies, Inc. (a)(e)	2.50%	04/15/15	$2,927,846
	4,000,000	Cornerstone OnDemand, Inc. (a)(e)	1.50	07/01/18	4,710,000
	819,000	Electronic Arts, Inc. (a)	0.75	07/15/16	893,222
	7,600,000	GT Advanced Technologies, Inc. (a)	3.00	10/01/17	9,941,750
	563,000	Medidata Solutions, Inc. (a)(e)	1.00	08/01/18	628,801
	8,150,000	Mentor Graphics Corp. (a)	4.00	04/01/31	10,717,250
	2,241,000	Microchip Technology, Inc. (a)	2.13	12/15/37	3,522,572
	1,560,000	Micron Technology, Inc., Series A (a)	1.50	08/01/31	2,889,900
	4,000,000	Mindspeed Technologies, Inc. (a)	6.75	06/15/17	3,843,680
	2,193,000	Novellus Systems, Inc. (a)	2.63	05/15/41	3,482,758
	1,600,000	ON Semiconductor Corp., Series B (a)	2.63	12/15/26	1,737,000
	3,200,000	Photronics, Inc. (a)	5.50	10/01/14	5,230,000
	9,708,000	Photronics, Inc. (a)	3.25	04/01/16	10,848,690
	5,600,000	Quantum Corp. (a)(e)	4.50	11/15/17	6,195,000
	5,000,000	Radisys Corp. (a)(f)	4.50	02/15/15	4,701,500
	2,000,000	Rambus, Inc. (a)(e)	1.13	08/15/18	2,076,250
	5,000,000	Rudolph Technologies, Inc. (a)(e)	3.75	07/15/16	5,771,875
	1,552,000	SanDisk Corp. (a)	1.50	08/15/17	2,060,280
	1,201,000	Spansion, LLC (a)(e)	2.00	09/01/20	1,157,464
	756,000	Take-Two Interactive Software, Inc. (a)	1.75	12/01/16	900,585
	5,000,000	Take-Two Interactive Software, Inc. (a)	1.00	07/01/18	5,537,500
	2,323,000	VeriSign, Inc. (a)	3.25	08/15/37	3,647,110
					129,560,144

See Notes to Financial Statements.                                       28                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

Materials - 0.8%
	$1,689,000	B2Gold Corp. (a)(e)	3.25%	10/01/18	$1,617,218
	8,920,000	Horsehead Holding Corp. (a)	3.80	07/01/17	9,683,775
	9,000,000	Silver Standard Resources, Inc. (a)(e)	2.88	02/01/33	6,806,250
	3,850,000	Steel Dynamics, Inc. (a)	5.13	06/15/14	4,215,750
	2,228,000	Sterlite Industries India, Ltd. (a)	4.00	10/30/14	2,193,187
	2,537,000	Stillwater Mining Co. (a)	1.75	10/15/32	2,676,535
					27,192,715

Telecommunication Services - 1.8%
	9,000,000	Alaska Communications Systems Group, Inc. (a)(e)	6.25	05/01/18	7,796,250
	509,058	Alcatel-Lucent/France, Series ALU (e)	4.25	07/01/18	1,923,959
	9,972,000	Blucora, Inc. (a)(e)	4.25	04/01/19	12,552,255
	8,100,000	Comtech Telecommunications Corp. (a)	3.00	05/01/29	8,272,125
	4,000,000	Dealertrack Technologies, Inc. (a)	1.50	03/15/17	5,167,500
	3,750,000	Infinera Corp. (a)(e)	1.75	06/01/18	4,298,437
	4,078,000	InterDigital, Inc. (a)	2.50	03/15/16	4,284,449
	2,457,000	Move, Inc. (a)(e)	2.75	09/01/18	2,850,120
	1,720,000	Qihoo 360 Technology Co., Ltd. (a)(e)	2.50	09/15/18	1,943,600
	1,321,000	SBA Communications Corp. (a)	4.00	10/01/14	3,519,639
	2,700,000	Web.com Group, Inc. (a)	1.00	08/15/18	3,079,687
	6,175,000	WebMD Health Corp. (a)	2.25	03/31/16	6,078,516
	3,338,000	WebMD Health Corp. (a)	2.50	01/31/18	3,160,669
					64,927,206

Total Corporate Convertible Bonds (Cost $596,592,368)					741,794,284

Corporate Non-Convertible Bonds - 2.6%

Consumer Discretionary - 0.0%
	1,416,000	Jarden Corp.	7.50	05/01/17	1,621,320

	Principal	Security Description	Rate	Maturity	Value

Consumer Staples - 0.1%
	$2,000,000	Monitronics International, Inc. (a)	9.13%	04/01/20	$2,105,000
	1,500,000	North Shore Long Island Jewish Health Care, Inc.	6.15	11/01/43	1,592,631
	100,000	NYU Hospitals Center (a)	5.75	07/01/43	103,568
	1,000,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu	7.88	08/15/19	1,105,000
					4,906,199

Energy - 0.2%
	1,420,000	Arch Coal, Inc.	7.00	06/15/19	1,114,700
	470,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	526,974
	2,830,000	Energy Transfer Partners LP (e)(h)	3.28	11/01/66	2,557,612
	910,000	Newfield Exploration Co.	5.63	07/01/24	884,975
	170,000	Petrobras Global Finance BV (a)(h)	1.88	05/20/16	169,575
	130,000	Plains Exploration & Production Co. (a)	6.88	02/15/23	140,075
	210,000	The Williams Cos., Inc.	7.88	09/01/21	250,822
					5,644,733

Financial - 1.7%
	1,850,000	Abbey National Treasury Services PLC (a)(e)	3.88	11/10/14	1,909,424
	945,000	Bank of America Corp. (a)	5.63	10/14/16	1,054,435
	1,150,000	Bank of America Corp., MTN (a)	7.38	05/15/14	1,197,142
	20,000	Bank of America Corp., MTN, Series L	5.65	05/01/18	22,594
	750,000	Bank of America NA BKNT	5.30	03/15/17	827,233
	1,500,000	Bank of America NA BKNT (a)	6.10	06/15/17	1,682,041
	750,000	Bank of America NA BKNT (h)	0.55	06/15/17	727,486

See Notes to Financial Statements.                                       29                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

Principal	Security Description	Rate	Maturity	Value

$1,540,000	Chase Capital III, Series C (a)(h)	0.81%	03/01/27	$1,262,800
925,000	Chase Capital VI (h)	0.89	08/01/28	758,500
2,475,000	CIT Group, Inc. (a)(e)	6.63	04/01/18	2,734,875
150,000	Citigroup, Inc.	5.85	08/02/16	167,221
90,000	Citigroup, Inc.	6.13	05/15/18	104,204
400,000	Citigroup, Inc. (a)(h)	0.55	11/05/14	399,537
1,328,000	Citigroup, Inc. (a)(h)	1.96	05/15/18	1,380,333
3,250,000	Citigroup, Inc. (a)(h)	0.81	08/25/36	2,660,440
500,000	Credit Suisse New York	6.00	02/15/18	563,461
965,000	Discover Financial Services	3.85	11/21/22	922,436
925,000	Duke Realty LP REIT	7.38	02/15/15	998,749
800,000	Farmers Exchange Capital (a)(e)	7.05	07/15/28	970,673
500,000	Ford Motor Credit Co., LLC	7.00	04/15/15	543,785
200,000	Ford Motor Credit Co., LLC (a)	1.70	05/09/16	200,106
1,500,000	Ford Motor Credit Co., LLC (h)	1.52	05/09/16	1,521,403
207,000	General Electric Capital Corp.	5.63	05/01/18	237,762
150,000	General Electric Capital Corp. MTN	3.10	01/09/23	140,600
150,000	General Electric Capital Corp., MTN	5.38	10/20/16	167,349
900,000	General Electric Capital Corp., MTN (a)(h)	0.65	05/05/26	830,585
3,700,000	General Electric Capital Corp., MTN (h)	0.74	08/15/36	2,980,787
400,000	General Electric Capital Corp., MTN, Series A (h)	0.51	09/15/14	401,220
150,000	HBOS PLC, MTN (e)	6.75	05/21/18	167,429
100,000	HCP, Inc.	2.63	02/01/20	95,018
232,000	HCP, Inc. REIT	5.63	05/01/17	259,406
1,000,000	HCP, Inc., MTN REIT	6.30	09/15/16	1,131,523
1,380,000	Health Care REIT, Inc. (a)	4.95	01/15/21	1,463,636
60,000	Health Care REIT, Inc.	5.25	01/15/22	64,226

Principal	Security Description	Rate	Maturity	Value

$35,000	Health Care REIT, Inc.	6.50%	03/15/41	$37,453
1,409,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	1,582,277
540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	586,993
1,475,000	International Lease Finance Corp. (e)	6.75	09/01/16	1,626,187
725,000	JP Morgan Chase Capital XIII (h)	1.20	09/30/34	572,750
150,000	JPMorgan Chase & Co.	4.50	01/24/22	156,736
3,340,000	JPMorgan Chase Capital XXI, Series U (h)	1.22	02/02/37	2,521,700
450,000	JPMorgan Chase Capital XXIII (h)	1.26	05/15/47	335,250
1,600,000	Lloyds Bank PLC	4.88	01/21/16	1,729,973
830,000	Macquarie Bank, Ltd. (e)	5.00	02/22/17	905,908
700,000	Macquarie Bank, Ltd. (e)	6.63	04/07/21	764,348
80,000	Merrill Lynch & Co., Inc., MTN (h)	8.68	05/02/17	89,304
80,000	Merrill Lynch & Co., Inc., MTN (h)	8.95	05/18/17	90,000
80,000	Merrill Lynch & Co., Inc., MTN (h)	9.57	06/06/17	91,904
1,645,000	Morgan Stanley	6.00	05/13/14	1,695,301
90,000	Morgan Stanley	4.20	11/20/14	93,136
925,000	Morgan Stanley, MTN (a)(h)	0.72	10/18/16	910,534
1,250,000	Nationwide Health Properties, Inc.	6.00	05/20/15	1,351,674
2,575,000	Nationwide Mutual Insurance Co. (a)(e)(h)	5.81	12/15/24	2,623,281
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	2,224,950
770,000	Raymond James Financial, Inc.	8.60	08/15/19	973,572
900,000	Royal Bank of Scotland Group PLC	6.10	06/10/23	909,590
1,600,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership	5.00	08/15/18	1,712,875

See Notes to Financial Statements.                                       30                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

	$250,000	The Bear Stearns Cos., LLC	5.70%	11/15/14	$263,965
	250,000	The Goldman Sachs Group, Inc.	6.25	09/01/17	285,474
	355,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	406,435
	480,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	580,627
	1,500,000	The Goldman Sachs Group, Inc. (a)	6.00	06/15/20	1,705,624
	100,000	The Goldman Sachs Group, Inc., MTN, Series B (h)	0.67	07/22/15	99,510
	477,000	Thornburg Mortgage, Inc. (f)(i)	8.00	05/15/13	51,278
	1,100,000	Wachovia Corp. (a)(h)	0.61	10/28/15	1,095,849
	15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (e)	6.75	09/02/19	17,857
	100,000	ZFS Finance USA Trust II (a)(e)(h)	6.45	12/15/65	106,250
					58,746,984

Healthcare - 0.1%
	1,290,000	CHS/Community Health Systems, Inc.	8.00	11/15/19	1,359,338
	1,463,000	HCA, Inc. (a)	7.25	09/15/20	1,594,670
					2,954,008
Industrial - 0.1%
	1,800,000	Maxim Crane Works LP / Maxim Finance Corp. (e)	12.25	04/15/15	1,872,000
	1,000,000	Sydney Airport Finance Co Pty, Ltd. (e)	5.13	02/22/21	1,052,776
	125,000	Sydney Airport Finance Co. Pty, Ltd. (e)	3.90	03/22/23	119,424
					3,044,200

Materials - 0.0%
	400,000	ArcelorMittal	6.75	02/25/22	423,000
	65,000	Barrick Gold Corp. (a)	4.10	05/01/23	57,349
					480,349

Telecommunication Services - 0.2%
	40,000	Cablevision Systems Corp.	5.88	09/15/22	39,400
	1,760,000	CenturyLink, Inc. (a)	5.80	03/15/22	1,667,600

	Principal	Security Description	Rate	Maturity	Value

	$1,120,000	Intelsat Jackson Holdings SA	8.50%	11/01/19	$1,223,600
	980,000	Intelsat Jackson Holdings SA	7.25	10/15/20	1,051,050
	1,082,000	Verizon Communications, Inc. (a)	6.55	09/15/43	1,225,787
	745,000	Windstream Corp.	8.13	09/01/18	804,600
					6,012,037

Utilities - 0.2%
	1,570,000	Edison Mission Energy (i)	7.00	05/15/17	1,047,975
	1,590,000	FirstEnergy Corp., Series A	2.75	03/15/18	1,547,981
	2,850,000	GenOn Americas Generation, LLC	9.13	05/01/31	3,006,750
	150,000	Metropolitan Edison Co. (e)	3.50	03/15/23	143,093
	145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	173,906
	1,710,000	PNM Resources, Inc. (a)	9.25	05/15/15	1,925,887
	80,000	Public Service Co. of New Mexico	7.95	05/15/18	96,396
	600,000	Sabine Pass LNG LP (e)	7.50	11/30/16	634,500
	200,000	Sabine Pass LNG LP	7.50	11/30/16	221,000
					8,797,488
Total Corporate Non-Convertible Bonds (Cost $84,801,618)					92,207,318
Exchange Traded Notes - 0.0%
	20,500	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(b) (Cost $948,087)			384,375
Foreign Government Bonds - 0.0%
	220,000	Kommunalban-ken AS (a)(e)(h)	0.23	08/28/14	219,990
	230,000	Kommuninvest I Sverige AB (a)(e)(h)	0.25	09/12/14	229,979
Total Foreign Government Bonds (Cost $450,000)					449,969
Interest Only Bonds - 0.1%
	24,851,468	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (h)	0.55	04/15/40	559,060

See Notes to Financial Statements.                                       31                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value
	$57,662,269	Residential Accredit Loans, Inc., Series 2006-QS11 AV (h)	0.33%	08/25/36	$$822,725
	27,981,282	Residential Accredit Loans, Inc., Series 2006-QS6 1AV (h)	0.74	06/25/36	894,408
	62,717,197	Residential Accredit Loans, Inc., Series 2007-QS2 AV (h)	0.32	01/25/37	890,898
	63,061,719	Residential Accredit Loans, Inc., Series 2007-QS3 AV (h)	0.32	02/25/37	877,125
Total Interest Only Bonds (Cost $2,463,163)					4,044,216
Municipal Bonds - 0.3%

California - 0.1%
	60,000	State of California	6.20	03/01/19	70,175
	2,065,000	State of California	5.70	11/01/21	2,355,690
	750,000	State of California	7.95	03/01/36	869,145
	70,000	State of California (a)	6.65	03/01/22	83,730
	55,000	State of California (a)	7.30	10/01/39	69,271
					3,448,011

Illinois - 0.1%
	1,625,000	City of Chicago IL	6.05	01/01/29	1,659,304
	75,000	State of Illinois	5.67	03/01/18	81,869
	1,000,000	State of Illinois	6.20	07/01/21	1,084,600
	2,030,000	State of Illinois	4.95	06/01/23	2,016,724
	185,000	State of Illinois	5.10	06/01/33	164,211
					5,006,708

North Carolina - 0.1%
	3,300,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (h)	1.17	10/25/41	3,170,937
Texas - 0.0%
	100,000	City of Houston TX	6.29	03/01/32	112,903
Total Municipal Bonds (Cost $11,943,908)					11,738,559
Syndicated Loans - 0.1%
	1,384,268	HCA, Inc.	2.93	05/01/18	1,385,709
	500,000	HCA, Inc.	2.93	05/01/18	500,521

	Principal	Security Description	Rate	Maturity	Value

	$730,540	Texas Competitive Electric Holdings Co., LLC (h)	4.68%	10/10/17	$494,484
	750,320	Texas Competitive Electric Holdings Co., LLC (h)	4.77	10/10/17	507,873
	519,140	Texas Competitive Electric Holdings Co., LLC (h)	4.68	10/10/17	351,393
Total Syndicated Loans (Cost $3,173,501)					3,239,980
U.S. Government & Agency Obligations - 2.1%

Agency - 0.5%
	4,500,000	FHLB	0.50	01/08/16	4,495,617
	220,000	FHLB (a)(g)	0.75	05/26/28	211,160
	2,255,000	FHLMC	0.75	10/05/16	2,255,002
	4,575,000	FNMA	0.50	01/29/16	4,571,153
	4,520,000	FNMA	0.63	05/23/16	4,514,160
					16,047,092

Interest Only Bonds - 0.4%
	5,327,322	FHLMC, Series 3262, Class KS (h)	6.23	01/15/37	734,978
	7,887,372	FHLMC, Series 3271, Class SB (h)	5.87	02/15/37	991,017
	4,262,329	FHLMC, Series 3404, Class AS (h)	5.71	01/15/38	649,620
	5,603,501	FHLMC, Series 4030, Class HS (h)	6.43	04/15/42	872,823
	3,676,300	FNMA, Series 2005-92, Class US (h)	5.92	10/25/25	435,818
	5,457,005	FNMA, Series 2006-125, Class SM (h)	7.02	01/25/37	894,613
	380,171	FNMA, Series 2006-27, Class SH (a)(h)	6.52	04/25/36	58,428
	6,434,890	FNMA, Series 2007-52, Class LS (h)	5.87	06/25/37	908,427
	1,554,358	FNMA, Series 2007-68, Class SC (h)	6.52	07/25/37	241,250
	565,411	FNMA, Series 2007-77, Class SK (a)(h)	5.69	08/25/37	65,276
	6,793,530	FNMA, Series 2009-115, Class SB (h)	6.07	01/25/40	949,995

See Notes to Financial Statements.                                       32                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

	$2,539,208	FNMA, Series 2010-112, Class PI	6.00%	10/25/40	$364,119
	1,720,516	FNMA, Series 2010-35, Class IA	5.00	07/25/38	91,548
	2,875,206	GNMA, Series 2007-78, Class SG (h)	6.36	12/20/37	374,254
	4,073,668	GNMA, Series 2008-51, Class GS (h)	6.05	06/16/38	697,657
	354,558	GNMA, Series 2009-106, Class KS (a)(h)	6.22	11/20/39	53,109
	665,037	GNMA, Series 2010-158, Class EI (a)	4.00	12/16/25	70,246
	246,788	GNMA, Series 2010-4, Class NS (h)	6.21	01/16/40	39,735
	3,230,135	GNMA, Series 2010-4, Class SL (h)	6.22	01/16/40	522,429
	7,115,744	GNMA, Series 2011-146, Class EI	5.00	11/16/41	1,623,694
	6,051,744	GNMA, Series 2011-69, Class GI	5.00	05/16/40	885,526
	9,166,383	GNMA, Series 2012-7, Class PI	3.50	01/20/38	1,147,544
					12,672,106

Mortgage Securities - 0.4%
	192,076	FHLMC Gold Pool #A96411	4.00	01/01/41	201,894
	69,449	FHLMC Gold Pool #G01864 (a)	5.00	01/01/34	75,444
	132,956	FHLMC Gold Pool #G05866	4.50	02/01/40	143,402
	163,851	FHLMC Gold Pool #G06361	4.00	03/01/41	172,502
	63,492	FHLMC Gold Pool #G13475 (a)	6.00	01/01/24	69,826
	9,680	FHLMC Gold Pool #H03161 (a)	6.50	08/01/37	10,647
	377,944	FHLMC Gold Pool #J13884	3.50	12/01/25	398,452
	209,233	FHLMC Gold Pool #Q20178	3.50	07/01/43	213,061
	175,000	FHLMC Multifamily Structured Pass Through Certificates, Series K010, Class A2 (a)	4.33	10/25/20	191,518

	Principal	Security Description	Rate	Maturity	Value

	$215,000	FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2 (a)	2.37%	05/25/22	$203,339
	14,110	FHLMC, Series 2433, Class SA (a)(h)	20.46	02/15/32	24,103
	27,431	FHLMC, Series 2929, Class PE (a)	5.00	05/15/33	27,645
	446,827	FHLMC, Series 3442, Class MT (h)	0.18	07/15/34	407,343
	1,030,000	FNCI3 - FNMA TBA	3.00	10/15/28	1,066,694
	510,000	FNCI3 - FNMA TBA	3.00	10/15/28	528,169
	135,000	FNCL35 - FNMA TBA	3.50	10/15/43	137,468
	300,000	FNCL35 - FNMA TBA	3.50	10/15/43	305,484
	285,000	FNCL35 - FNMA TBA	3.50	10/15/43	290,210
	275,000	FNCL35 - FNMA TBA	3.50	10/15/43	280,027
	410,000	FNCL4 - FNMA TBA	4.00	10/15/43	430,180
	315,000	FNCL4 - FNMA TBA	4.00	10/15/43	330,504
	410,000	FNCL4 - FNMA TBA	4.00	10/15/43	430,180
	405,000	FNCL4 - FNMA TBA	4.00	10/15/43	424,934
	72,230	FNMA Pool #545639 (a)	6.50	04/01/32	82,580
	2,826	FNMA Pool #673743 (a)(h)	2.76	11/01/32	2,839
	108,419	FNMA Pool #734922	4.50	09/01/33	115,888
	60,963	FNMA Pool #735646	4.50	07/01/20	64,917
	45,512	FNMA Pool #735861 (a)	6.50	09/01/33	51,809
	42,500	FNMA Pool #735881 (a)	6.00	11/01/34	47,123
	19,048	FNMA Pool #764388 (a)(h)	5.03	03/01/34	20,285
	68,211	FNMA Pool #776708 (a)	5.00	05/01/34	75,062
	107,276	FNMA Pool #888219	5.50	03/01/37	116,964
	28,228	FNMA Pool #895606 (a)(h)	5.78	06/01/36	29,955
	110,876	FNMA Pool #897164	6.50	08/01/36	122,600
	195,409	FNMA Pool #962723	5.50	04/01/38	213,175

See Notes to Financial Statements.                                       33                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

	$258,731	FNMA Pool #963997	5.50%	06/01/38	$286,046
	42,725	FNMA Pool #974148	5.50	02/01/38	46,564
	159,747	FNMA Pool #AB1613	4.00	10/01/40	168,457
	168,184	FNMA Pool #AB3864	3.50	11/01/41	171,584
	525,943	FNMA Pool #AB5215	3.00	05/01/27	545,330
	162,803	FNMA Pool #AD0791 (a)	4.76	02/01/20	181,805
	163,040	FNMA Pool #AE0600 (a)	3.98	11/01/20	176,424
	163,855	FNMA Pool #AE0605 (a)	4.67	07/01/20	182,369
	383,334	FNMA Pool #AH3428	3.50	01/01/26	405,814
	166,821	FNMA Pool #AJ0764	4.50	09/01/41	178,798
	252,858	FNMA Pool #AL0149	4.00	02/01/41	266,244
	165,260	FNMA Pool #AL0851	6.00	10/01/40	180,663
	213,307	FNMA Pool #AL3306	2.46	04/01/23	202,258
	361,580	FNMA Pool #MA1278	2.50	12/01/22	372,214
	420,573	FNMA Pool #MA1490	3.00	07/01/33	421,006
	426,702	FNMA Pool #MA1527	3.00	08/01/33	427,141
	43,205	FNMA, Series 2001-52, Class YZ (a)	6.50	10/25/31	49,162
	20,048	FNMA, Series 2001-81, Class QG (a)	6.50	01/25/32	22,466
	736,246	FNMA, Series 2003-64, Class KS (h)	9.41	07/25/18	823,358
	165,551	FNMA, Series 2006-4, Class WE	4.50	02/25/36	176,820
	200,000	G2SF35 - GNMA TBA	3.50	10/15/43	206,375
	7,567	GNMA II Pool #080610 (a)(h)	1.63	06/20/32	7,892
	21,277	GNMA II Pool #081136 (a)(h)	2.13	11/20/34	22,122
	23,965	GNMA II Pool #081432 (a)(h)	1.75	08/20/35	24,937
	21,208	GNMA II Pool #081435 (a)(h)	1.75	08/20/35	22,069
					12,874,141

Principal Only Bonds - 0.0%
	1,286,615	FHLMC, Series 3885, Class PO	0.00	11/15/33	1,178,197

	Principal	Security Description	Rate	Maturity	Value

U.S. Treasury Securities - 0.8%
	$132,000	U.S. Treasury Bill (j)	0.00-0.04%	12/05/13	$132,000
	70,000	U.S. Treasury Bond (a)	2.75	08/15/42	58,040
	8,850,000	U.S. Treasury Inflation Indexed Bond (a)	2.00	07/15/14	11,250,203
	14,110,000	U.S. Treasury Inflation Indexed Bond (a)	0.50	04/15/15	15,548,554
	685,000	U.S. Treasury Inflation Indexed Bond (a)	0.13	04/15/16	744,467
	865,000	U.S. Treasury Inflation Indexed Bond (a)	0.13	04/15/17	917,940
	610,000	U.S. Treasury Inflation Indexed Bond (a)	0.13	04/15/18	635,403
	220,000	U.S. Treasury Inflation Indexed Bond (a)	2.13	02/15/41	278,691
	360,000	U.S. Treasury Note	1.38	09/30/18	359,761
	215,000	U.S. Treasury Note	1.75	05/15/23	199,253
					30,124,312
Total U.S. Government & Agency Obligations (Cost $69,232,435)					72,895,848
Total Fixed Income Securities (Cost $1,027,502,162)					1,219,397,977
	Shares	Security Description			Value

Rights - 0.0%

	150,000	Comdisco Holding Co., Inc. (b)(k) (Cost $43,782)			10,500
Investment Companies - 8.3%
	37,632	BlackRock Credit Allocation Income Trust			490,721
	61,990	BlackRock Floating Rate Income Fund			878,398
	146,000	Consumer Staples Select Sector SPDR Fund			5,810,800
	71,620	DoubleLine Income Solutions Fund			1,572,059
	55,320	DoubleLine Opportunistic Credit Fund			1,265,722
	69,698	Eaton Vance Limited Duration Income Fund			1,090,077
	125,350	Invesco Senior Income Trust			658,088
	21,000	iShares Barclays TIPS Bond Fund			2,364,180
	41,200	Montgomery Street Income Securities, Inc.			647,252
	70,200	Nuveen Credit Strategies Income Fund			656,370
	92,598	PCM Fund, Inc.			1,060,247
	57,500	PIMCO Dynamic Credit Income Fund			1,279,375

See Notes to Financial Statements.                                       34                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description			Value
	45,200	PIMCO Dynamic Income Fund			$1,296,788
	38,380	PIMCO Income Opportunity Fund			1,055,066
	98,012	PIMCO Income Strategy Fund II			999,722
	8,750	ProShares UltraShort 20+ Year Treasury (a)(b)			658,613
	1,491,062	SPDR S&P 500 ETF Trust			250,647,522
	2,100,000	Sprott Physical Gold Trust (b)			23,121,000
	27,400	Western Asset Mortgage Defined Opportunity Fund, Inc.			616,500
Total Investment Companies (Cost $222,840,738)					296,168,500

	Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 1.6%
Call Options Purchased - 1.2%

	18	Accenture PLC, Class A	$55.00	01/15	35,316
	1,330	Bed Bath & Beyond, Inc.	45.00	01/14	4,312,525
	4,185	General Motors Co.	20.00	01/15	6,842,475
	3,303	Johnson & Johnson	55.00	01/15	10,453,995
	3,950	Potash Corp. of Saskatchewan, Inc.	32.00	01/14	635,950
	7,207	Powershares DB U.S. Dollar Index Bullish Fund	23.00	01/14	36,035
	75	Target Corp.	45.00	01/15	142,875
	905	The Bank of New York Mellon Corp.	20.00	01/14	923,100
	513	The Boeing Co.	60.00	01/14	2,956,162
	2,835	The Coca-Cola Co.	30.00	01/14	2,353,050
	857	The Walt Disney Co.	35.00	01/15	2,528,150
	147	United Parcel Service, Inc., Class B	60.00	01/15	461,580
	1,410	Walgreen Co.	25.00	01/14	4,096,050
	1,770	Wal-Mart Stores, Inc.	55.00	01/15	3,389,550
	3,260	Wells Fargo & Co.	25.00	01/15	5,321,950
Total Call Options Purchased (Premiums Paid $24,447,838)					44,488,763
Put Options Purchased - 0.4%
	423	Bank of Montreal	55.00	12/13	9,518
	423	Bank of Nova Scotia	50.00	12/13	9,517
	169	Canadian Imperial Bank of Commerce	70.00	12/13	5,493
	424	CurrencyShares Euro Trust	125.00	03/14	29,680

	Contracts	Security Description	Strike Price	Exp. Date	Value

	385	Green Mountain Coffee Roasters, Inc.	75.00	01/14	386,540
	385	Green Mountain Coffee Roasters, Inc.	70.00	01/14	306,075
	550	Green Mountain Coffee Roasters, Inc.	55.00	01/14	176,000
	1,060	iShares Russell 2000 Index Fund	102.00	12/13	249,100
	860	Netflix, Inc.	285.00	12/13	1,526,500
	424	SPDR S&P 500 ETF Trust	162.00	12/13	120,416
	27,000	SPDR S&P 500 ETF Trust	162.00	01/14	9,666,000
	11,700	SPDR S&P 500 ETF Trust	147.00	01/14	1,404,000
	28,600	SPDR S&P 500 ETF Trust	95.00	01/14	28,600
	211	Toronto Dominion Bank	72.50	01/14	5,275
Total Put Options Purchased (Premiums Paid $42,077,519)					13,922,714
Total Purchased Options (Premiums Paid $66,525,357)					58,411,477
Total Long Positions - 83.0% (Cost $2,347,171,015)*					$2,957,690,281
Total Short Positions - (32.7)% (Cost $(1,053,018,035))*					(1,163,126,363)
Total Written Options - (1.1)% (Premiums Received $(32,784,037))*					(40,264,740)
Other Assets & Liabilities, Net – 50.8%					$1,807,734,858
Net Assets – 100.0%					$3,562,034,036

See Notes to Financial Statements.                                       35                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

	Shares	Security Description	Value

Short Positions - (32.7)%
Equity Securities - (32.7)%
Common Stock - (32.6)%
Consumer Discretionary - (6.3)%
	(49,100)	America's Car-Mart, Inc.	$ (2,214,901)
	(142,700)	Barnes & Noble, Inc.	(1,846,538)
	(328,700)	bebe stores, inc.	(2,001,783)
	(169,300)	Black Diamond, Inc.	(2,058,688)
	(74,100)	Brookdale Senior Living, Inc.	(1,948,830)
	(103,200)	Burger King Worldwide, Inc.	(2,014,464)
	(364,092)	Callaway Golf Co.	(2,592,335)
	(21,500)	Chemed Corp.	(1,537,250)
	(47,000)	Choice Hotels International, Inc.	(2,029,930)
	(93,100)	Dick's Sporting Goods, Inc.	(4,969,678)
	(28,100)	DISH Network Corp., Class A	(1,264,781)
	(126,998)	DR Horton, Inc.	(2,467,571)
	(107,700)	Emeritus Corp.	(1,995,681)
	(102,460)	Equinix, Inc.	(18,816,779)
	(47,000)	Exide Technologies	(17,625)
	(148,500)	Fastenal Co.	(7,462,125)
	(19,400)	Fossil Group, Inc.	(2,255,056)
	(112,500)	Genuine Parts Co.	(9,100,125)
	(127,750)	Harley-Davidson, Inc.	(8,206,660)
	(79,351)	Hawaiian Holdings, Inc.	(590,371)
	(61,000)	HNI Corp.	(2,206,980)
	(33,900)	Home Inns & Hotels Management, Inc., ADR	(1,125,480)
	(40,654)	Iconix Brand Group, Inc.	(1,350,526)
	(174,113)	JAKKS Pacific, Inc.	(781,767)
	(147,900)	JC Penney Co., Inc.	(1,304,478)
	(80,931)	JetBlue Airways Corp.	(539,000)
	(191,250)	Johnson Controls, Inc.	(7,936,875)
	(22,234)	KB Home	(400,657)
	(184,400)	L Brands, Inc.	(11,266,840)
	(47,300)	Lamar Advertising Co., Class A	(2,224,519)
	(108,945)	Lennar Corp., Class A	(3,856,653)
	(146,400)	M/I Homes, Inc.	(3,018,768)
	(10,227)	Meritage Homes Corp.	(439,250)
	(96,477)	Meritor, Inc.	(758,309)
	(271,300)	Morgans Hotel Group Co.	(2,086,297)
	(39,800)	Navistar International Corp.	(1,451,904)
	(40,900)	Nordstrom, Inc.	(2,298,580)
	(57,600)	Nu Skin Enterprises, Inc., Class A	(5,514,624)
	(262,900)	Pacific Sunwear of California, Inc.	(788,700)
	(21,858)	priceline.com, Inc.	(22,097,345)
	(86,950)	Pricesmart, Inc.	(8,281,118)
	(65,000)	PulteGroup, Inc.	(1,072,500)
	(250,300)	Quiksilver, Inc.	(1,759,609)
	(74,650)	Rackspace Hosting, Inc.	(3,938,534)
	(272,700)	Regis Corp.	(4,003,236)
	(105,500)	Signet Jewelers, Ltd.	(7,559,075)
	(373,000)	Southwest Airlines Co.	(5,430,880)
	(628,230)	Standard Pacific Corp.	(4,969,299)
	(15,817)	Tesla Motors, Inc.	(3,059,324)
	(38,974)	The Goodyear Tire & Rubber Co.	(874,966)
	(69,380)	The Home Depot, Inc.	(5,262,473)
	(50,513)	The Interpublic Group of Cos., Inc.	(867,813)
	(39,477)	The Ryland Group, Inc.	(1,600,398)
	(4,198)	Time Warner Cable, Inc.	(468,497)
	(50,722)	Titan Machinery, Inc.	(815,103)
	(42,918)	Toll Brothers, Inc.	(1,391,831)
	(24,500)	Ulta Salon Cosmetics & Fragrance, Inc.	(2,926,770)
	(131,800)	Under Armour, Inc., Class A	(10,471,510)

	Shares	Security Description	Value

	(15,921)	United Continental Holdings, Inc.	$(488,934)
	(97,700)	Wabash National Corp.	(1,139,182)
	(40,500)	Weight Watchers International, Inc.	(1,513,485)
	(46,535)	WESCO International, Inc.	(3,561,324)
	(98,000)	Yum! Brands, Inc.	(6,996,220)
			(225,290,804)

Consumer Staples - (2.2)%
	(53,700)	Acadia Healthcare Co., Inc.	(2,117,391)
	(51,200)	ACCO Brands Corp.	(339,968)
	(280,300)	Adecoagro SA	(2,077,023)
	(445,100)	Antares Pharma, Inc.	(1,807,106)
	(596,600)	Array BioPharma, Inc.	(3,710,852)
	(17,871)	Ascent Capital Group, Inc., Class A	(1,440,760)
	(103,900)	AVANIR Pharmaceuticals, Inc.	(440,536)
	(213,900)	Biodel, Inc.	(673,785)
	(384,900)	BioDelivery Sciences International, Inc.	(2,090,007)
	(16,642)	Bunge, Ltd.	(1,263,294)
	(92,700)	Capital Senior Living Corp.	(1,960,605)
	(83,600)	Cardiovascular Systems, Inc.	(1,676,180)
	(345,400)	Cerus Corp.	(2,317,634)
	(9,706)	Chiquita Brands International, Inc.	(122,878)
	(808,100)	Discovery Laboratories, Inc.	(1,583,876)
	(30,900)	Endocyte, Inc.	(411,897)
	(394,500)	EnteroMedics, Inc.	(493,125)
	(38,300)	Exact Sciences Corp.	(452,323)
	(183,917)	Healthways, Inc.	(3,404,304)
	(73,200)	Iron Mountain, Inc.	(1,977,864)
	(46,300)	Ironwood Pharmaceuticals, Inc.	(548,655)
	(102,800)	NewLink Genetics Corp.	(1,930,584)
	(41,200)	Novadaq Technologies, Inc.	(683,096)
	(504,500)	Novavax, Inc.	(1,594,220)
	(37,500)	Pacira Pharmaceuticals, Inc.	(1,803,375)
	(351,700)	Pain Therapeutics, Inc.	(956,624)
	(17,293)	Post Holdings, Inc.	(698,118)
	(36,122)	Protalix BioTherapeutics, Inc.	(163,633)
	(511,100)	Rigel Pharmaceuticals, Inc.	(1,829,738)
	(35,641)	ServiceSource International, Inc.	(430,543)
	(23,300)	Spectranetics Corp.	(390,974)
	(88,100)	Standard Parking Corp.	(2,369,009)
	(80,200)	The Estee Lauder Cos., Inc., Class A	(5,605,980)
	(47,500)	The Female Health Co.	(468,825)
	(494,300)	United Rentals, Inc.	(28,812,747)
	(23,914)	Universal Corp.	(1,217,940)
			(79,865,469)

Energy - (0.9)%
	(16,177)	Alon USA Energy, Inc.	(165,167)
	(824,850)	BPZ Resources, Inc.	(1,608,458)
	(62,500)	Cheniere Energy, Inc.	(2,133,750)
	(77,514)	Chesapeake Energy Corp.	(2,006,062)
	(67,836)	Cobalt International Energy, Inc.	(1,686,403)
	(77,683)	Energy XXI Bermuda, Ltd.	(2,346,027)
	(421,900)	FX Energy, Inc.	(1,451,336)
	(11,609)	Goodrich Petroleum Corp.	(281,983)
	(269,080)	Green Plains Renewable Energy, Inc.	(4,318,734)
	(13,600)	Gulfport Energy Corp.	(875,024)
	(228,600)	Miller Energy Resources, Inc.	(1,659,636)
	(83,343)	Newpark Resources, Inc.	(1,055,122)
	(186,493)	Penn Virginia Corp.	(1,240,178)
	(95,484)	Sanchez Energy Corp.	(2,521,732)
	(107,865)	SandRidge Energy, Inc.	(632,089)
	(50,256)	SEACOR Holdings, Inc.	(4,545,153)

See Notes to Financial Statements.                                       36                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

	Shares	Security Description	Value

	(426,188)	Vantage Drilling Co.	$(737,305)
	(77,967)	Western Refining, Inc.	(2,342,129)
			(31,606,288)

Financial - (7.3)%
	(7,818)	Affiliated Managers Group, Inc.	(1,427,880)
	(10,967,000)	Agricultural Bank of China, Ltd., Class H	(5,048,052)
	(11,214)	Alexandria Real Estate Equities, Inc. REIT	(716,014)
	(73,485)	American Equity Investment Life Holding Co.	(1,559,352)
	(60,025)	Amtrust Financial Services, Inc.	(2,344,576)
	(2,019,087)	Banco Santander SA, ADR	(16,495,941)
	(611,850)	Bank of America Corp.	(8,443,530)
	(15,145,000)	Bank of China, Ltd., Class H	(6,912,583)
	(7,114,000)	Bank of Communications Co., Ltd., Class H	(5,228,252)
	(750,708)	Barclays PLC, ADR	(12,792,064)
	(300,000)	BB&T Corp.	(10,125,000)
	(126,800)	Beneficial Mutual Bancorp, Inc.	(1,264,196)
	(1,141,522)	CBIZ, Inc.	(8,492,924)
	(10,387,000)	China CITIC Bank Corp, Ltd., Class H	(5,383,739)
	(8,367,000)	China Construction Bank Corp., Class H	(6,440,386)
	(2,688,000)	China Merchants Bank Co., Ltd., Class H	(4,886,706)
	(122,700)	Customers Bancorp, Inc.	(1,975,470)
	(303,373)	Deutsche Bank AG	(13,918,753)
	(39,720)	DFC Global Corp.	(436,523)
	(239,597)	Encore Capital Group, Inc.	(10,987,918)
	(470,500)	Erste Group Bank AG	(14,869,017)
	(46,575)	Forest City Enterprises, Inc., Class A	(882,131)
	(212,451)	Forestar Group, Inc.	(4,574,070)
	(242,225)	FXCM, Inc., Class A	(4,783,944)
	(1,996,909)	Grupo Financiero Banorte SAB de CV, Class O	(12,442,637)
	(33,559)	Health Care REIT, Inc.	(2,093,410)
	(9,947,000)	Industrial & Commercial Bank of China, Ltd., Class H	(6,938,366)
	(126,077)	iStar Financial, Inc., REIT	(1,517,967)
	(81,000)	Kennedy-Wilson Holdings, Inc.	(1,503,360)
	(28,311)	KeyCorp	(322,745)
	(5,009)	Leucadia National Corp.	(136,445)
	(272,476)	Meadowbrook Insurance Group, Inc.	(1,771,094)
	(10,176)	MetLife, Inc.	(477,763)
	(17,078)	MGIC Investment Corp.	(124,328)
	(1,017,000)	Nordea Bank AB	(12,264,070)
	(97,954)	OFG Bancorp	(1,585,875)
	(644,500)	OTP Bank PLC	(12,752,821)
	(116,700)	Plum Creek Timber Co., Inc. REIT	(5,465,061)
	(15,570)	Portfolio Recovery Associates, Inc.	(933,266)
	(283,909)	Radian Group, Inc.	(3,954,852)
	(165,500)	Royal Bank of Canada	(10,626,755)
	(470,000)	Swedbank AB, Class A	(10,947,920)
	(87,800)	The St. Joe Co.	(1,722,636)
	(138,500)	Walker & Dunlop, Inc.	(2,203,535)
	(29,744)	Walter Investment Management Corp. REIT	(1,176,078)
	(267,300)	Wells Fargo & Co.	(11,044,836)
	(282,700)	Weyerhaeuser Co. REIT	(8,093,701)
	(39,981)	Wintrust Financial Corp.	(1,642,020)
			(261,730,562)
	Shares	Security Description	Value

Healthcare - (3.5)%
	(656,600)	Accuray, Inc.	$(4,852,274)
	(546,900)	Akorn, Inc.	(10,762,992)
	(27,374)	Alere, Inc.	(836,823)
	(34,543)	Allscripts Healthcare Solutions, Inc.	(513,654)
	(196,189)	Cubist Pharmaceuticals, Inc.	(12,467,811)
	(186,920)	Endo Health Solutions, Inc.	(8,493,645)
	(84,437)	Exelixis, Inc.	(491,423)
	(42,486)	HealthSouth Corp.	(1,464,917)
	(18,865)	Illumina, Inc.	(1,524,858)
	(28,931)	Incyte Corp., Ltd.	(1,103,718)
	(69,800)	Insulet Corp.	(2,529,552)
	(47,327)	Isis Pharmaceuticals, Inc.	(1,776,656)
	(205,800)	Molina Healthcare, Inc.	(7,326,480)
	(733,600)	Mylan, Inc.	(28,001,512)
	(65,085)	Omnicare, Inc.	(3,612,218)
	(68,200)	Teleflex, Inc.	(5,611,496)
	(43,027)	The Medicines Co.	(1,442,265)
	(129,635)	Theravance, Inc.	(5,300,775)
	(446,700)	ViroPharma, Inc.	(17,555,310)
	(7,100)	Vivus, Inc.	(66,172)
	(182,320)	Volcano Corp.	(4,361,094)
	(37,702)	Wright Medical Group, Inc.	(983,268)
	(367,800)	XenoPort, Inc.	(2,089,104)
			(123,168,017)

Industrial - (6.2)%
	(49,900)	AAR Corp.	(1,363,767)
	(90,600)	Aerovironment, Inc.	(2,092,860)
	(207,100)	Altra Holdings, Inc.	(5,573,061)
	(174,999)	AM Castle & Co.	(2,817,484)
	(610,000)	American Superconductor Corp.	(1,427,400)
	(533,100)	Atlas Copco AB, Class A	(15,611,343)
	(17,197)	Bristow Group, Inc.	(1,251,254)
	(1,719,300)	Capstone Turbine Corp.	(2,028,774)
	(117,000)	Casella Waste Systems, Inc.	(672,750)
	(57,100)	Caterpillar, Inc.	(4,760,427)
	(242,690)	Cemex SAB de CV, ADR	(2,713,274)
	(245,100)	Colfax Corp.	(13,845,699)
	(372,362)	Covanta Holding Corp.	(7,961,100)
	(255,500)	Diana Containerships, Inc.	(968,345)
	(267,800)	Donaldson Co., Inc.	(10,211,214)
	(254,500)	DryShips, Inc.	(900,930)
	(174,907)	Eaton Corp. PLC	(12,040,598)
	(191,975)	Emerson Electric Co.	(12,420,782)
	(181,600)	EnerSys, Inc.	(11,010,408)
	(91,100)	Fluidigm Corp.	(1,998,734)
	(112,925)	Fluor Corp.	(8,013,158)
	(78,100)	GasLog, Ltd.	(1,166,033)
	(53,792)	Genco Shipping & Trading, Ltd.	(211,403)
	(70,637)	General Cable Corp.	(2,242,725)
	(242,700)	General Electric Co.	(5,798,103)
	(174,450)	Greif, Inc., Class A	(8,553,283)
	(289,479)	Griffon Corp.	(3,630,067)
	(145,500)	Headwaters, Inc.	(1,308,045)
	(74,500)	Imax Corp.	(2,252,880)
	(200,331)	Kaman Corp.	(7,584,532)
	(67,800)	Layne Christensen Co.	(1,353,288)
	(251,400)	Nordic American Tankers, Ltd.	(2,071,536)
	(80,506)	PHH Corp.	(1,911,212)
	(16,800)	Raytheon Co.	(1,294,776)
	(118,239)	RTI International Metals, Inc.	(3,788,378)
	(583,700)	Sandvik AB	(8,065,190)
	(80,000)	Ship Finance International, Ltd.	(1,221,600)
	(433,300)	SKF AB, Class B	(12,061,769)

See Notes to Financial Statements.                                       37                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

	Shares	Security Description		Value

	(65,365)	Swift Transportation Co.		$(1,319,719)
	(14,900)	Texas Industries, Inc.		(988,019)
	(55,900)	Textainer Group Holdings, Ltd.		(2,116,933)
	(21,000)	Trimble Navigation, Ltd.		(623,910)
	(55,500)	Valmont Industries, Inc.		(7,709,505)
	(388,584)	Vishay Intertechnology, Inc.		(5,008,848)
	(38,200)	Vulcan Materials Co.		(1,979,142)
	(254,400)	Wartsila OYJ Abp		(11,488,233)
	(45,200)	Waste Connections, Inc.		(2,052,532)
	(48,100)	Waste Management, Inc.		(1,983,644)
				(219,468,667)

Information Technology - (3.5)%
	(157,800)	Akamai Technologies, Inc.		(8,158,260)
	(76,300)	ANSYS, Inc.		(6,601,476)
	(130,000)	Autodesk, Inc.		(5,352,100)
	(24,156)	Bottomline Technologies (de), Inc.		(673,469)
	(111,400)	CACI International, Inc., Class A		(7,698,854)
	(750,187)	Cadence Design Systems, Inc.		(10,127,525)
	(331,957)	Ciena Corp.		(8,292,286)
	(24,366)	Concur Technologies, Inc.		(2,692,443)
	(88,500)	Cornerstone OnDemand, Inc.		(4,552,440)
	(12,899)	Electronic Arts, Inc.		(329,569)
	(434,900)	Emcore Corp.		(1,952,701)
	(150,700)	Fusion-io, Inc.		(2,017,873)
	(626,100)	GT Advanced Technologies, Inc.		(5,328,111)
	(249,200)	Guidance Software, Inc.		(2,260,244)
	(3,300)	IHS, Inc., Class A		(376,794)
	(202,800)	inContact, Inc.		(1,677,156)
	(199,700)	InnerWorkings, Inc.		(1,961,054)
	(56,800)	Jive Software, Inc.		(710,000)
	(55,497)	Lam Research Corp.		(2,840,891)
	(3,112)	Medidata Solutions, Inc.		(307,870)
	(35,800)	Mellanox Technologies, Ltd.		(1,358,968)
	(215,300)	Mentor Graphics Corp.		(5,031,561)
	(67,700)	Mercury Systems, Inc.		(676,323)
	(78,416)	Microchip Technology, Inc.		(3,159,381)
	(155,999)	Micron Technology, Inc.		(2,725,303)
	(627,200)	Mindspeed Technologies, Inc.		(1,906,688)
	(72,600)	Nuance Communications, Inc.		(1,357,257)
	(63,200)	ON Semiconductor Corp.		(461,360)
	(947,516)	Photronics, Inc.		(7,419,050)
	(2,115,893)	Quantum Corp.		(2,919,932)
	(51,220)	Radisys Corp.		(164,416)
	(106,400)	Rambus, Inc.		(1,000,160)
	(432,886)	Rudolph Technologies, Inc.		(4,934,900)
	(20,817)	SanDisk Corp.		(1,238,820)
	(84,800)	SAP AG, ADR		(6,268,416)
	(53,673)	Spansion, Inc., Class A		(541,561)
	(19,400)	Stratasys, Ltd.		(1,964,444)
	(181,047)	Take-Two Interactive Software, Inc.		(3,287,814)
	(57,665)	VeriSign, Inc.		(2,934,572)
				(123,262,042)

Materials - (1.4)%
	(510,000)	AK Steel Holding Corp.		(1,912,500)
	(91,583)	ArcelorMittal, ADR		(1,251,940)
	(246,849)	B2Gold Corp.		(612,186)
	(43,525)	BHP Billiton, Ltd., ADR		(2,894,412)
	(1,729,700)	Denison Mines Corp.		(1,868,076)
	(399,259)	Horsehead Holding Corp.		(4,974,767)
	(37,800)	Intrepid Potash, Inc.		(592,704)
	(48,100)	Itron, Inc.		(2,060,123)
	(73,500)	Kronos Worldwide, Inc.		(1,138,515)
	Shares	Security Description		Value

	(422,000)	McEwen Mining, Inc.		$(1,012,800)
	(2,457,621)	Mexichem SAB de CV		(10,715,186)
	(274,300)	Noranda Aluminum Holding Corp.		(674,778)
	(59,850)	Rio Tinto PLC, ADR		(2,918,286)
	(7,334)	Sesa Goa, Ltd., ADR		(82,654)
	(222,300)	Silver Standard Resources, Inc.		(1,367,145)
	(80,300)	Steel Dynamics, Inc.		(1,341,813)
	(161,813)	Stillwater Mining Co.		(1,781,561)
	(285,100)	The Dow Chemical Co.		(10,947,840)
	(200,300)	Turquoise Hill Resources, Ltd.		(885,326)
	(376,900)	Uranium Energy Corp.		(848,025)
				(49,880,637)

Telecommunication Services - (1.3)%
	(34,501)	Alaska Communications Systems Group, Inc.		(88,668)
	(240,389)	Alcatel-Lucent		(861,157)
	(29,000)	Allot Communications, Ltd.		(366,270)
	(68,200)	Aruba Networks, Inc.		(1,134,848)
	(313,584)	Blucora, Inc.		(7,206,160)
	(31,000)	Comtech Telecommunications Corp.		(753,920)
	(72,838)	Dealertrack Technologies, Inc.		(3,120,380)
	(63,700)	DigitalGlobe, Inc.		(2,014,194)
	(194,800)	Infinera Corp.		(2,203,188)
	(20,000)	InterDigital, Inc.		(746,600)
	(52,700)	Internap Network Services Corp.		(366,265)
	(96,699)	Iridium Communications, Inc.		(665,289)
	(52,400)	Ixia		(821,108)
	(20,500)	John Wiley & Sons, Inc., Class A		(977,645)
	(183,300)	Meru Networks, Inc.		(599,391)
	(86,372)	Move, Inc.		(1,464,005)
	(315,900)	Neonode, Inc.		(2,028,078)
	(12,900)	Nexstar Broadcasting Group, Inc., Class A		(574,115)
	(58,300)	Nielsen Holdings NV		(2,125,035)
	(135,600)	Procera Networks, Inc.		(2,100,444)
	(7,764)	Qihoo 360 Technology Co. Ltd., ADR		(645,965)
	(42,182)	SBA Communications Corp., Class A		(3,393,964)
	(1,098,212)	Sirius XM Radio, Inc.		(4,250,080)
	(72,500)	The New York Times Co., Class A		(911,325)
	(60,900)	Thomson Reuters Corp.		(2,132,109)
	(16,819)	Time Warner, Inc.		(1,106,858)
	(179,400)	Towerstream Corp.		(513,084)
	(51,100)	Web.com Group, Inc.		(1,652,574)
	(8,490)	WebMD Health Corp.		(242,814)
	(109,100)	Zynga, Inc.		(401,488)
				(45,467,021)

Utilities - (0.0)%
	(126,700)	Just Energy Group, Inc.		(807,079)
	(40,100)	TransAlta Corp.		(519,696)
				(1,326,775)
Total Common Stock (Cost $(1,051,170,776))				(1,161,066,282)

	Shares	Security Description	Rate	Value
Preferred Stock - (0.1)%
Consumer Discretionary - (0.1)%
	(8,739)	Volkswagen AG (Cost $(1,847,259))	3.56%	(2,060,081)
Total Equity Securities (Cost $(1,053,018,035))				(1,163,126,363)
Total Short Positions - (32.7)% (Cost $(1,053,018,035))				$ (1,163,126,363)

See Notes to Financial Statements.                                       38                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (1.1)%

Call Options Written - (1.0)%
(345)	3M Co.	$110.00	01/14	$(376,050)
(1,019)	Altria Group, Inc.	40.00	01/14	(4,076)
(178)	Amazon.com, Inc.	310.00	01/14	(368,460)
(155)	Amazon.com, Inc.	295.00	01/14	(456,475)
(246)	American Electric Power Co., Inc.	50.00	01/14	(1,230)
(509)	American Express Co.	70.00	01/14	(348,665)
(395)	Amgen, Inc.	100.00	01/14	(553,000)
(252)	Anadarko Petroleum Corp.	90.00	01/14	(191,520)
(196)	Apache Corp.	90.00	01/14	(47,040)
(2,980)	AT&T, Inc.	40.00	01/14	(14,900)
(221)	Baker Hughes, Inc.	50.00	01/14	(48,178)
(5,473)	Bank of America Corp.	15.00	01/14	(186,082)
(280)	Baxter International, Inc.	80.00	01/14	(1,680)
(880)	Berkshire Hathaway, Inc., Class B	110.00	01/14	(537,680)
(842)	Bristol-Myers Squibb Co.	40.00	01/14	(529,618)
(382)	Capital One Financial Corp.	70.00	01/14	(97,410)
(2,000)	CarMax, Inc.	48.00	10/13	(280,000)
(57)	CarMax, Inc.	50.00	01/14	(12,825)
(979)	Chevron Corp.	130.00	01/14	(84,194)
(115)	Chipotle Mexican Grill, Inc.	330.00	01/14	(1,137,350)
(811)	Cintas Corp.	50.00	01/14	(194,640)
(2,637)	Cisco Systems, Inc.	25.00	01/14	(131,850)
(1,474)	Citigroup, Inc.	50.00	01/14	(318,384)
(437)	Cognizant Technology Solutions Corp., Class A	85.00	01/14	(174,800)
(480)	Colgate-Palmolive Co.	62.50	01/14	(36,960)
(1,337)	Comcast Corp., Class A	45.00	01/14	(279,433)
(628)	ConocoPhillips	65.00	01/14	(320,280)
(213)	Costco Wholesale Corp.	115.00	01/14	(99,045)
(378)	Cummins, Inc.	125.00	01/14	(449,442)
(640)	CVS Caremark Corp.	60.00	01/14	(69,760)
(206)	Devon Energy Corp.	60.00	01/14	(42,642)
(466)	E.I. du Pont de Nemours & Co.	55.00	01/14	(210,166)
(586)	eBay, Inc.	60.00	01/14	(101,378)
(512)	Eli Lilly & Co.	60.00	01/14	(5,120)
(1,048)	EMC Corp.	30.00	01/14	(16,768)
(371)	Emerson Electric Co.	65.00	01/14	(92,750)
(428)	Exelon Corp.	35.00	01/14	(3,210)
(724)	Fastenal Co.	54.50	01/14	(83,260)

Contracts	Security Description	Strike Price	Exp. Date	Value

(155)	FedEx Corp.	$115.00	01/14	$(82,150)
(1,881)	Ford Motor Co.	15.00	01/14	(398,772)
(180)	General Dynamics Corp.	80.00	01/14	(152,100)
(5,304)	General Electric Co.	25.00	01/14	(228,072)
(762)	Gilead Sciences, Inc.	45.00	01/14	(1,424,940)
(80)	Google, Inc., Class A	850.00	01/14	(441,600)
(385)	Green Mountain Coffee Roasters, Inc.	92.50	01/14	(148,225)
(306)	Green Mountain Coffee Roasters, Inc.	85.00	01/14	(179,928)
(458)	Halliburton Co.	40.00	01/14	(399,834)
(980)	Hewlett-Packard Co.	20.00	01/14	(205,800)
(387)	Honeywell International, Inc.	75.00	01/14	(353,331)
(2,533)	Intel Corp.	25.00	01/14	(96,254)
(1,391)	International Game Technology	17.00	01/14	(382,525)
(633)	Iron Mountain, Inc.	37.50	01/14	(26,903)
(4,226)	iShares MSCI Hong Kong Index Fund	22.00	01/14	(63,390)
(2,884)	iShares Russell 2000 Index Fund	96.00	01/14	(3,371,396)
(2,102)	Johnson & Johnson	80.00	01/14	(1,544,970)
(1,920)	JPMorgan Chase & Co.	55.00	01/14	(182,400)
(241)	Kinder Morgan Energy Partners LP	95.00	01/14	(964)
(166)	Lockheed Martin Corp.	115.00	01/14	(228,250)
(55)	Mastercard, Inc., Class A	600.00	01/14	(454,437)
(511)	McDonald's Corp.	105.00	01/14	(19,929)
(519)	Medtronic, Inc.	50.00	01/14	(212,790)
(1,534)	Merck & Co., Inc.	50.00	01/14	(127,322)
(540)	MetLife, Inc.	40.00	01/14	(399,600)
(3,743)	Microsoft Corp.	30.00	01/14	(1,310,050)
(110)	Mohawk Industries, Inc.	125.00	02/14	(151,800)
(892)	Mondelez International, Inc., Class A	30.00	01/14	(208,728)
(263)	Monsanto Co.	115.00	01/14	(32,875)
(336)	Monsanto Co.	110.00	01/14	(84,336)
(752)	Morgan Stanley	25.00	01/14	(215,072)
(216)	National Oilwell Varco, Inc.	80.00	01/14	(65,880)
(172)	Netflix, Inc.	250.00	12/13	(1,135,200)
(1,055)	News Corp., Class A	30.00	01/14	(780,700)
(755)	NIKE, Inc., Class B	60.00	01/14	(996,600)

See Notes to Financial Statements.                                       39                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value

(162)	Norfolk Southern Corp.	$75.00	01/14	$(72,900)
(410)	Occidental Petroleum Corp.	95.00	01/14	(147,600)
(776)	PepsiCo, Inc.	80.00	01/14	(185,464)
(3,756)	Pfizer, Inc.	30.00	01/14	(161,508)
(856)	Philip Morris International, Inc.	100.00	01/14	(14,552)
(3,950)	Potash Corp. of Saskatchewan, Inc.	40.00	01/14	(67,150)
(788)	Salesforce.com, Inc.	47.50	01/14	(535,840)
(682)	Schlumberger, Ltd.	85.00	01/14	(422,840)
(151)	Simon Property Group, Inc. REIT	185.00	01/14	(2,265)
(434)	Southern Co.	50.00	01/14	(434)
(383)	Starbucks Corp.	65.00	01/14	(484,495)
(327)	Target Corp.	70.00	01/14	(15,696)
(577)	Texas Instruments, Inc.	35.00	01/14	(302,925)
(247)	The Allstate Corp.	50.00	01/14	(62,491)
(601)	The Bank of New York Mellon Corp.	32.00	01/14	(43,873)
(371)	The Boeing Co.	85.00	01/14	(1,215,025)
(1,050)	The Coca-Cola Co.	42.50	01/14	(15,750)
(598)	The Dow Chemical Co.	40.00	01/14	(81,926)
(439)	The Goldman Sachs Group, Inc.	155.00	01/14	(460,950)
(771)	The Home Depot, Inc.	75.00	01/14	(289,125)
(1,368)	The Procter & Gamble Co.	80.00	01/14	(125,856)
(880)	The Walt Disney Co.	70.00	01/14	(78,320)
(892)	The Walt Disney Co.	57.50	01/14	(687,732)
(318)	The Williams Cos., Inc.	40.00	01/14	(22,260)
(484)	Time Warner, Inc.	55.00	01/14	(540,870)
(955)	U.S. Bancorp	40.00	01/14	(21,965)
(239)	Union Pacific Corp.	150.00	01/14	(228,245)
(477)	United Parcel Service, Inc., Class B	90.00	01/14	(183,645)
(454)	United Technologies Corp.	100.00	01/14	(440,380)
(514)	UnitedHealth Group, Inc.	60.00	01/14	(627,080)
(360)	USG Corp.	30.00	01/14	(64,800)
(2,268)	Verizon Communications, Inc.	50.00	01/14	(115,668)
(252)	Visa, Inc., Class A	185.00	01/14	(321,300)
(214)	Visa, Inc., Class A	180.00	01/14	(344,540)
Contracts	Security Description	Strike Price	Exp. Date	Value

(434)	Walgreen Co.	$45.00	01/14	$(401,450)
(863)	Wal-Mart Stores, Inc.	80.00	01/14	(31,931)
(605)	Weight Watchers International, Inc.	45.00	01/15	(223,850)
(2,666)	Wells Fargo & Co.	40.00	01/14	(637,174)
(1,430)	Whole Foods Market, Inc.	49.00	01/14	(1,421,420)
(317)	Yum! Brands, Inc.	75.00	01/14	(49,769)
Total Call Ooptions Written (Premiums Received $(15,222,044))				(35,164,508)

Put Options Written - (0.1)%
(520)	3M Co.	75.00	01/14	(7,540)
(483)	Accenture PLC, Class A	55.00	01/14	(12,075)
(1,534)	Altria Group, Inc.	25.00	01/14	(15,340)
(268)	Amazon.com, Inc.	215.00	01/14	(26,800)
(371)	American Electric Power Co., Inc.	35.00	01/14	(7,420)
(767)	American Express Co.	50.00	01/14	(9,204)
(596)	Amgen, Inc.	70.00	01/14	(10,728)
(295)	Apache Corp.	65.00	01/14	(9,735)
(266)	Apache Corp.	75.00	04/14	(67,830)
(755)	Apple, Inc.	415.00	01/14	(573,800)
(4,499)	AT&T, Inc.	25.00	01/14	(53,988)
(333)	Baker Hughes, Inc.	35.00	01/14	(6,660)
(1,324)	Berkshire Hathaway, Inc., Class B	75.00	01/14	(21,184)
(1,266)	Bristol-Myers Squibb Co.	28.00	01/14	(12,660)
(446)	Capital One Financial Corp.	50.00	01/14	(12,711)
(495)	Caterpillar, Inc.	75.00	01/14	(67,320)
(1,476)	Chevron Corp.	90.00	01/14	(54,612)
(2,215)	Citigroup, Inc.	35.00	01/14	(42,085)
(355)	Coach, Inc.	50.00	02/14	(78,100)
(724)	Colgate-Palmolive Co.	42.50	01/14	(6,878)
(2,011)	Comcast Corp., Class A	30.00	01/14	(22,121)
(322)	Costco Wholesale Corp.	80.50	01/14	(4,991)
(966)	CVS Caremark Corp.	42.00	01/14	(15,456)
(688)	Darden Restaurants, Inc.	42.00	04/14	(144,480)
(463)	Deere & Co.	80.00	01/15	(422,487)
(310)	Devon Energy Corp.	45.00	01/14	(7,750)
(156)	DIRECTV	60.00	01/14	(54,600)
(704)	E.I. du Pont de Nemours & Co.	35.00	01/14	(4,928)
(888)	eBay, Inc.	40.00	01/14	(19,536)
(769)	Eli Lilly & Co.	45.00	01/14	(48,447)
(1,576)	EMC Corp.	20.00	01/14	(20,488)
(560)	Emerson Electric Co.	45.00	01/14	(11,200)

See Notes to Financial Statements.                                       40                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value

(646)	Exelon Corp.	$25.00	01/14	$(12,920)
(2,841)	Exxon Mobil Corp.	70.00	01/14	(119,322)
(415)	Fair Isaac Corp.	45.00	01/14	(16,600)
(234)	FedEx Corp.	80.00	01/14	(4,329)
(2,832)	Ford Motor Co.	10.00	01/14	(14,160)
(720)	Freeport-McMoRan Copper & Gold, Inc.	29.00	01/14	(63,360)
(582)	Honeywell International, Inc.	55.00	01/14	(10,767)
(3,818)	Intel Corp.	18.00	01/14	(45,816)
(886)	International Business Machines Corp.	155.00	01/14	(84,170)
(2,079)	Johnson & Johnson	60.00	01/14	(29,106)
(500)	Kohl's Corp.	52.50	01/14	(163,000)
(363)	Lululemon Athletica, Inc.	62.50	01/14	(64,433)
(770)	McDonald's Corp.	90.00	01/14	(93,940)
(782)	Medtronic, Inc.	35.00	01/14	(9,384)
(2,317)	Merck & Co., Inc.	35.00	01/14	(30,121)
(2,535)	Microsoft Corp.	28.00	01/15	(474,045)
(396)	Monsanto Co.	80.00	01/14	(18,018)
(1,286)	National Oilwell Varco, Inc.	55.00	01/14	(30,864)
(860)	Netflix, Inc.	260.00	12/13	(847,100)
(1,584)	News Corp., Class A	20.00	01/14	(1,584)
(619)	Occidental Petroleum Corp.	65.00	01/14	(14,856)
(2,950)	Oracle Corp.	28.00	01/14	(88,500)
(1,169)	PepsiCo, Inc.	55.00	01/14	(17,535)
(5,653)	Pfizer, Inc.	20.00	01/14	(39,571)
(1,288)	Philip Morris International, Inc.	70.00	01/14	(38,640)
(878)	Potash Corp. of Saskatchewan, Inc.	30.00	01/15	(329,250)
(1,315)	QUALCOMM, Inc.	50.00	01/14	(26,300)
(1,030)	Schlumberger, Ltd.	60.00	01/14	(25,750)
(228)	Simon Property Group, Inc. REIT	129.80	01/14	(42,636)
(654)	Southern Co.	35.00	01/14	(12,426)
(1,410)	Staples, Inc.	12.00	01/14	(28,200)
(870)	Texas Instruments, Inc.	25.00	01/14	(5,220)
(300)	The Coca-Cola Co.	40.00	01/14	(87,600)
(3,380)	The Coca-Cola Co.	30.00	01/14	(33,800)
(901)	The Dow Chemical Co.	27.00	01/14	(16,218)
(373)	The Goldman Sachs Group, Inc.	110.00	01/14	(16,785)
(2,059)	The Procter & Gamble Co.	55.00	01/14	(30,885)

Contracts	Security Description	Strike Price	Exp. Date	Value

(1,443)	U.S. Bancorp	$25.00	01/14	$(12,987)
(361)	Union Pacific Corp.	105.00	01/14	(10,289)
(718)	United Parcel Service, Inc., Class B	62.50	01/14	(6,821)
(684)	United Technologies Corp.	70.00	01/14	(11,970)
(360)	USG Corp.	20.00	01/14	(10,800)
(605)	Weight Watchers International, Inc.	30.00	01/15	(166,375)
(150)	Zimmer Holdings, Inc.	75.00	01/14	(20,625)
Total Put Options Written (Premiums Received $(17,561,993))				(5,100,232)
Total Written Options - (1.1)% (Premiums Received $(32,784,037))				$(40,264,740)

See Notes to Financial Statements.                                       41                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2013

ADR	American Depositary Receipt
BKNT	Bank Note
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Subject to call option written by the Fund.
(d)	Subject to put option written by the Fund.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $296,988,717 or 8.3% of net assets.
(f)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $17,194,155 or 0.5% of net assets.
(g)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of September 30, 2013.
(h)	Variable rate security. Rate presented is as of September 30, 2013.
(i)	Security is currently in default and is on scheduled interest or principal payment.
(j)	Rate presented is yield to maturity.
(k)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

At September 30, 2013, the Fund held the following credit default swap agreement:

Credit Default Swap – Sell Protection
AFA
Counterparty	Reference Entity / Obligation	Receive Rate	Termination Date	Credit Spread as of 09/30/13 (1)	Notional Amount	Net Unrealized Appreciation
Barclays Capital, Inc.	Index CDX HY CDS	5.00%	06/20/17	2.84%	$(990,000)	$133,760
AFA

(1) Credit spreads are an indication fo the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

AFA
At September 30, 2013, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

3	U.S. 10-year Note Future	12/31/13	$372,819	$6,353
7	U.S. 5-year Note Future	12/31/13	847,427	(99)
6	U.S. Ultra Bond Future	12/31/13	841,347	11,216

(800)	Euro FX Currency Future	12/18/13	(132,716,800)	(2,553,200)
(5,400)	Russell 2000 Mini Future	12/20/13	(565,317,565)	(13,238,435)
(4,900)	S&P 500 Emini Future	12/20/13	(409,017,676)	(1,173,574)
(30)	U.S. 10-year Note Future	12/31/13	(3,682,500)	(109,219)
(40)	U.S. 2-year Note Future	12/31/13	(8,768,128)	(42,497)
(345)	U.S. 5-year Note Future	12/31/13	(40,947,188)	(813,984)
(20)	U.S. Long Bond Future	12/31/13	(2,585,624)	(81,876)
(12)	U.S. Ultra Bond Future	12/31/13	(1,643,493)	(61,632)

$(1,162,617,381)	$(18,056,947)
AFA

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$724,671,038
Gross Unrealized Depreciation	(231,740,803)
Net Unrealized Appreciation	$492,930,235

See Notes to Financial Statements.                                       42                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2013

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$277,945,918	$-	$-	$277,945,918
Consumer Staples	202,288,766	-	-	202,288,766
Energy	65,363,007	-	-	65,363,007
Financial	271,552,590	-	-	271,552,590
Healthcare	120,773,652	-	-	120,773,652
Industrial	112,172,867	-	-	112,172,867
Information Technology	153,701,495	-	-	153,701,495
Materials	19,889,049	-	-	19,889,049
Telecommunication Services	93,688,681	-	-	93,688,681
Utilities	3,892,187	-	-	3,892,187
Preferred Stock
Consumer Discretionary	4,260,471	-	-	4,260,471
Consumer Staples	1,944,540	4,533,720	-	6,478,260
Energy	4,158,673	8,583,193	-	12,741,866
Financial	16,033,742	8,720,125	-	24,753,867
Healthcare	1,642,376	4,741,049	-	6,383,425
Industrial	1,705,411	-	-	1,705,411
Materials	1,734,178	-	-	1,734,178
Telecommunication Services	-	1,169,374	-	1,169,374
Utilities	3,206,763	-	-	3,206,763
Asset Backed Obligations	-	282,350,251	10,293,177	292,643,428
Corporate Convertible Bonds	-	734,944,584	6,849,700	741,794,284
Corporate Non-Convertible Bonds	-	92,156,040	51,278	92,207,318
Exchange Traded Notes	384,375	-	-	384,375
Foreign Government Bonds	-	449,969	-	449,969
Interest Only Bonds	-	4,044,216	-	4,044,216
Municipal Bonds	-	11,738,559	-	11,738,559
Syndicated Loans	-	3,239,980	-	3,239,980
U.S. Government & Agency Obligations	-	72,895,848	-	72,895,848
Rights	10,500	-	-	10,500
Investment Companies	296,168,500	-	-	296,168,500
Purchased Options	58,411,477	-	-	58,411,477
Total Investments At Value	$1,710,929,218	$1,229,566,908	$17,194,155	$2,957,690,281

Other Financial Instruments**
Credit Default Swaps	-	133,760	-	133,760
Futures	17,569	-	-	17,569
Total Other Financial Instruments	$17,569	$133,760	$-	$151,329
Total Assets	$1,710,946,787	$1,229,700,668	$17,194,155	$2,957,841,610

See Notes to Financial Statements.                                       43                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2013

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(1,161,066,282)	$-	$-	$(1,161,066,282)
Preferred Stock	(2,060,081)	-	-	(2,060,081)
Total Securities Sold Short	$(1,163,126,363)	$-	$-	$(1,163,126,363)
Other Financial Instruments**

Written Options	(40,262,722)	(2,018)	-	(40,264,740)
Futures	(18,074,516)	-	-	(18,074,516)
Total Other Financial Instruments	$(58,337,238)	$(2,018)	$-	$(58,339,256)
Total Liabilities	$(1,221,463,601)	$(2,018)	$-	$(1,221,465,619)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps and futures, which are valued at the unrealized appreciation (depreciation) of the instrument. Written options are reported at their market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non Convertible Bonds	U.S. Government & Agency Obligations

Balance as of 03/31/13	$1,953,489	$4,796,000	$38,160	$216,839
Accrued Accretion / (Amortization)	29,847	11,692	-	(12)
Change in Unrealized Appreciation / (Depreciation)	22,059	(147,992)	13,118	(12,873)
Purchases	8,898,896	2,040,000	-	-
Sales	(581,400)	-	-	-
Paydowns	(29,714)	-	-	(1,696)
Transfers In / (Out)	-	150,000	-	(202,258)
Balance as of 09/30/13	$10,293,177	$6,849,700	$51,278	$-
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/13***	$22,059	$(960,066)	$13,118	$(12,873)

*** The change in unrealized appreciation/(depreciation) is included in net changes in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2013.

See Notes to Financial Statements.                                       44                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2013

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	48.8%
Asset Backed Obligations	0.7%
Corporate Convertible Bonds	0.3%
Corporate Non-Convertible Bonds	1.2%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	8.2%
Warrants	2.5%
Short-Term Investments	10.4%
Purchased Options	0.0%
Short Positions
Equity Securities	-9.4%
Investment Companies	-8.8%
Other Assets less Liabilities*	46.0%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 19.8% of net assets. See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	14.0%	26.5%
Consumer Staples	5.1%	30.1%
Energy	27.2%	2.6%
Financial	10.5%	0.7%
Healthcare	0.0%	1.4%
Industrial	17.0%	19.8%
Information Technology	7.2%	10.7%
Materials	4.5%	6.5%
Telecommunication Services	12.4%	1.7%
Utilities	2.1%	0.0%
	100.0%	100.0%
AFA

See Notes to Financial Statements.                                       45                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

Long Positions - 72.2%
Equity Securities - 48.8%
Common Stock - 48.8%
Consumer Discretionary - 6.8%
	12,416	Arctic Cat, Inc.	$708,333
	8,566	Buffalo Wild Wings, Inc. (a)	952,711
	10,708	Bunge, Ltd.	812,844
	90,962	General Motors Co. (a)	3,271,903
	17,091	Hanesbrands, Inc. (b)	1,064,940
	228,190	Inergy LP (b)	3,142,176
	15,399	Lithia Motors, Inc., Class A	1,123,511
	76,485	Luby's, Inc. (a)	549,162
	45,147	Motorcar Parts of America, Inc. (a)	572,013
	3,545	Motors Liquidation Co. GUC Trust (a)	125,670
	54,963	Office Depot, Inc. (a)	265,471
	44,141	OfficeMax, Inc. (b)	564,564
	86,640	PHH Corp. (a)	2,056,834
	63,738	Ruby Tuesday, Inc. (a)	478,035
	22,377	Tempur Sealy International, Inc. (a)(b)	983,693
	317,500	Tigrent, Inc. (a)	60,325
	12,880	Time Warner Cable, Inc. (b)	1,437,408
	30,019	Titan Machinery, Inc. (a)	482,405
	15,042	Tractor Supply Co.	1,010,371
	24,220	Vitamin Shoppe, Inc. (a)	1,059,625
			20,721,994
Consumer Staples - 2.5%
	44,218	Amira Nature Foods, Ltd. (a)	572,181
	32,702	Blyth, Inc.	452,269
	26,770	Calavo Growers, Inc.	809,525
	62,972	Diamond Foods, Inc. (a)(b)	1,484,880
	41,047	Pilgrim's Pride Corp. (a)	689,179
	178,355	QLT, Inc. (a)	825,784
	20,141	Safeway, Inc.	644,310
	23,965	Tyson Foods, Inc., Class A	677,730
	43,342	Zoetis, Inc.	1,348,803
			7,504,661
Energy - 13.3%
	147,202	Energy XXI Bermuda, Ltd. (b)	4,445,500
	68,442	Inergy Midstream LP (b)	1,511,199
	57,603	Kinder Morgan, Inc. (b)	2,048,939
	167,541	Kodiak Oil & Gas Corp. (a)(b)	2,020,545
	65,903	MPLX LP (b)	2,401,505
	37,690	Phillips 66 Partners LP (a)(b)	1,159,344
	165,253	Primary Energy Recycling Corp.	776,491
	197,000	QEP Midstream Partners LP (a)(b)	4,460,080
	118,444	QEP Resources, Inc. (b)	3,279,714
	76,252	Rose Rock Midstream LP (b)	2,436,251
	82,280	SemGroup Corp., Class A (b)	4,691,606
	126,982	Summit Midstream Partners LP (b)	4,311,039
	166,619	SunCoke Energy, Inc. (a)	2,832,523
	165,375	Tallgrass Energy Partners LP (b)	3,853,238
			40,227,974
Financial - 5.1%
	173,175	American Homes 4 Rent, Class A REIT (a)	2,796,776
	132,731	Chambers Street Properties REIT	1,165,378
	163,445	Coventree, Inc. (a)(c)	39,669
	95,842	DFC Global Corp. (a)(b)	1,053,304
	126,241	E*TRADE Financial Corp. (a)	2,082,977
	848,993	Gramercy Property Trust, Inc. REIT (a)(b)	3,523,321
	38,735	Lender Processing Services, Inc.	1,288,713
	Shares	Security Description	Value

	708,722	Orco Property Group (a)	2,233,992
	38,515	Ryman Hospitality Properties, Inc. REIT	1,329,153
			15,513,283
Industrial - 8.3%
	13,512	AGCO Corp.	816,395
	64,358	Blount International, Inc. (a)(b)	779,376
	174,049	Builders FirstSource, Inc. (a)(b)	1,023,408
	142,700	Darling International, Inc. (a)(b)	3,019,532
	77,165	EnPro Industries, Inc. (a)(b)	4,646,105
	123,876	GenCorp, Inc. (a)	1,985,732
	10,655	Genesee & Wyoming, Inc., Class A (a)(b)	990,595
	299,371	Great Lakes Dredge & Dock Corp. (b)	2,221,333
	57,914	ITT Corp. (b)	2,082,008
	3,451	Rock-Tenn Co., Class A (b)	349,483
	58,001	Spirit Aerosystems Holdings, Inc., Class A (a)	1,405,944
	64,000	The Babcock & Wilcox Co.	2,158,080
	47,166	Trimble Navigation, Ltd. (a)	1,401,302
	104,068	Tutor Perini Corp. (a)(b)	2,218,730
			25,098,023
Information Technology - 3.5%
	2,992	Apple, Inc.	1,426,436
	44,280	Eastman Kodak Co. (a)	1,107,000
	67,952	Himax Technologies, Inc., ADR	679,520
	196,233	Marvell Technology Group, Ltd.	2,256,680
	33,004	OmniVision Technologies, Inc. (a)	505,291
	127,019	Skyworks Solutions, Inc. (a)(b)	3,155,152
	40,324	Verint Systems, Inc. (a)(b)	1,495,012
			10,625,091
Materials - 2.2%
	4,207	CF Industries Holdings, Inc.	886,962
	89,663	Constellium NV, Class A (a)	1,739,462
	19,130	Kaiser Aluminum Corp. (b)	1,363,012
	11,626	Monsanto Co.	1,213,406
	27,162	Noranda Aluminum Holding Corp.	66,819
	15,297	Potash Corp. of Saskatchewan, Inc.	478,490
	25,495	Rentech Nitrogen Partners LP	625,137
	14,434	Tronox, Ltd., Class A	353,200
			6,726,488
Telecommunication Services - 6.1%
	11,939	Charter Communications, Inc., Class A (a)(b)	1,608,900
	135,227	Comverse, Inc. (a)(b)	4,320,503
	317,625	News Corp., Class A (a)(b)	5,101,057
	15,399	OpenTable, Inc. (a)	1,077,622
	134,955	RF Micro Devices, Inc. (a)	761,146
	31,706	Tribune Co. (a)(b)	2,000,332
	98,663	Vodafone Group PLC, ADR	3,470,964
			18,340,524
Utilities - 1.0%
	82,918	Western Gas Equity Partners LP (b)	3,083,720
Total Common Stock (Cost $124,496,839)			147,841,758
Total Equity Securities (Cost $124,496,839)			147,841,758

See Notes to Financial Statements.                                       46                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 10.5%
Asset Backed Obligations - 0.7%
	$770,000	Punch Taverns Finance B, Ltd. (d)	8.44%	06/30/25	$828,958
	1,174,000	Punch Taverns Finance B, Ltd.	6.96	06/30/28	1,263,892
Total Asset Backed Obligations (Cost $1,749,393)					2,092,850
Corporate Convertible Bonds - 0.3%
Financial - 0.3%
	900,000	IVG Finance BV (Cost $758,952)	1.75	03/29/17	918,166
Corporate Non-Convertible Bonds - 1.2%
Consumer Staples - 0.5%
	267,000	Novasep Holding SAS (d)	8.00	12/15/16	245,640
	1,442,000	Novasep Holding SAS (d)	8.00	12/15/16	1,326,640
					1,572,280
Financial - 0.2%
	578,526	Orco Property Group, MTN (c) (e)	0.00	02/28/18	694,610
Industrial - 0.5%
	1,397,000	Signature Group Holdings, Inc.	9.00	12/31/16	1,394,381
Total Corporate Non-Convertible Bonds (Cost $2,952,017)					3,661,271
Syndicated Loans - 0.1%
	2,506,684	Cinram International, Inc. (f) (Cost $1,624,456)	10.25	12/31/13	166,068
U.S. Government & Agency Obligations - 8.2%
U.S. Treasury Securities - 8.2%
	10,000,000	U.S. Treasury Bill (b)(g)	0.04	10/10/13	9,999,960
	5,000,000	U.S. Treasury Bill (b)(g)	0.03	10/17/13	4,999,955
	10,000,000	U.S. Treasury Bill (b)(g)	0.04	10/31/13	9,999,770
					24,999,685
Total U.S. Government & Agency Obligations (Cost $24,999,467)					24,999,685
Total Fixed Income Securities (Cost $32,084,285)					31,838,040
	Shares	Security Description			Value

Warrants - 2.5%
	1,520,031	Kinder Morgan, Inc. (a)(b)			7,554,554
	3,690	Orco Property Group (a)(c)			1,498
Total Warrants (Cost $2,302,795)					7,556,052
	Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 10.4%
Commercial Paper (g) - 10.4%
	$3,000,000	Arrow Electronics, Inc.	0.70%	10/30/13	$2,998,308
	3,000,000	Canadian Natural Resources	0.30	10/17/13	2,999,600
	2,500,000	Duke Energy Corp.	0.30	11/12/13	2,499,125
	3,000,000	Eastman Chemical Co.	0.28	10/08/13	2,999,837
	2,500,000	Hewlett-Packard Co.	0.36	10/21/13	2,499,500
	3,000,000	Molson Coors Brewing Co.	0.44	10/21/13	2,999,267
	3,000,000	Oneok, Inc.	0.32	10/24/13	2,999,387
	3,000,000	Safeway, Inc.	0.55	10/21/13	2,999,083
	3,000,000	Thermo Fisher Scientific	0.30	10/18/13	2,999,575
	2,500,000	TransCanada Pipeline USA	0.33	10/29/13	2,499,358
	3,000,000	Wyndham Worldwide Corp.	0.50	10/02/13	2,999,958
Total Commercial Paper (Cost $31,492,998)					31,492,998
Total Short-Term Investments (Cost $31,492,998)					31,492,998
	Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 0.0%
Put Options Purchased - 0.0%
	136	Sears Holdings Corp.	$55.42	02/14/13	89,760
	145	Westport Innovation	28.00	01/14/13	78,300
Total Put Options Purchased (Premiums Paid $216,633)					168,060
Total Purchased Options (Premiums Paid $216,633)					168,060
Total Long Positions - 72.2% (Cost $190,593,550)*					$218,896,908
Total Short Positions - (18.2)% (Cost $(52,680,960))*					(55,114,303)
Other Assets & Liabilities, Net – 46.0%					139,274,901
Net Assets – 100.0%					$303,057,506

See Notes to Financial Statements.                                       47                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

	Shares	Security Description	Value

Short Positions - (18.2)%
Common Stock - (9.4)%
Consumer Discretionary - (2.5)%
	(3,401)	Bravo Brio Restaurant Group, Inc.	$(51,355)
	(8,350)	Chemed Corp.	(597,025)
	(1,173)	Chipotle Mexican Grill, Inc.	(502,865)
	(9,420)	Coach, Inc.	(513,673)
	(10,275)	Darden Restaurants, Inc.	(475,630)
	(51,373)	Denny's Corp.	(314,403)
	(5,117)	Dorman Products, Inc.	(253,547)
	(1,058)	Equinix, Inc.	(194,302)
	(5,919)	Factset Research Systems, Inc.	(645,763)
	(3,123)	Family Dollar Stores, Inc.	(224,918)
	(5,460)	Foot Locker, Inc.	(185,312)
	(12,494)	FTI Consulting, Inc.	(472,273)
	(7,609)	iRobot Corp.	(286,631)
	(51,466)	LeapFrog Enterprises, Inc.	(484,810)
	(5,999)	Lululemon Athletica, Inc.	(438,467)
	(1,180)	Lumber Liquidators Holdings, Inc.	(125,847)
	(5,683)	Select Comfort Corp.	(138,381)
	(6,889)	The Buckle, Inc.	(372,350)
	(9,015)	The Childrens Place Retail Stores, Inc.	(521,608)
	(38,243)	The Wendy's Co.	(324,301)
	(8,888)	Vitamin Shoppe, Inc.	(388,850)
			(7,512,311)
Consumer Staples - (2.8)%
	(3,605)	Align Technology, Inc.	(173,473)
	(29,275)	Amedisys, Inc.	(504,115)
	(13,691)	Archer-Daniels-Midland Co.	(504,376)
	(16,357)	Avis Budget Group, Inc.	(471,572)
	(6,926)	Campbell Soup Co.	(281,957)
	(8,077)	DENTSPLY International, Inc.	(350,623)
	(8,209)	Dr. Pepper Snapple Group, Inc.	(367,927)
	(20,037)	ExamWorks Group, Inc.	(520,762)
	(16,062)	Fairway Group Holdings Corp.	(410,545)
	(6,330)	Green Mountain Coffee Roasters, Inc.	(476,839)
	(8,566)	Hormel Foods Corp.	(360,800)
	(7,521)	Ingredion, Inc.	(497,665)
	(5,481)	PepsiCo, Inc.	(435,739)
	(3,569)	Sanderson Farms, Inc.	(232,841)
	(6,858)	SodaStream International, Ltd.	(427,871)
	(5,481)	The Andersons, Inc.	(383,122)
	(11,340)	The Brink's Co.	(320,922)
	(24,985)	The Chefs' Warehouse, Inc.	(577,153)
	(9,586)	The Fresh Market, Inc.	(453,514)
	(7,521)	The Scotts Miracle-Gro Co., Class A	(413,881)
	(5,354)	TreeHouse Foods, Inc.	(357,808)
			(8,523,505)
Energy - (0.2)%
	(20,549)	Green Plains Renewable Energy, Inc.	(329,812)
	(27,382)	Renewable Energy Group, Inc.	(414,837)
			(744,649)
Financial - (0.1)%
	(13,801)	American Capital, Ltd.	(189,764)
Healthcare - (0.1)%
	(11,376)	Hill-Rom Holdings, Inc.	(407,602)
	Shares	Security Description	Value

Industrial - (1.9)%
	(5,452)	American Railcar Industries, Inc.	$(213,882)
	(22,449)	Briggs & Stratton Corp.	(451,674)
	(5,147)	Caterpillar, Inc.	(429,105)
	(10,169)	Deere & Co.	(827,655)
	(3,704)	Fluor Corp.	(262,836)
	(4,834)	Joy Global, Inc.	(246,727)
	(5,884)	Lindsay Corp.	(480,252)
	(8,566)	Raven Industries, Inc.	(280,194)
	(12,520)	Rexel SA	(318,429)
	(11,839)	Simpson Manufacturing Co., Inc.	(385,596)
	(21,865)	SKF AB, Class B	(608,656)
	(37,854)	Smith & Wesson Holding Corp.	(416,015)
	(4,980)	Trinity Industries, Inc.	(225,843)
	(3,314)	Valmont Industries, Inc.	(460,348)
			(5,607,212)
Information Technology - (1.0)%
	(12,164)	ACI Worldwide, Inc.	(657,586)
	(7,447)	Computer Programs and Systems, Inc.	(435,650)
	(17,181)	Diebold, Inc.	(504,434)
	(31,581)	Digital River, Inc.	(564,352)
	(4,298)	F5 Networks, Inc.	(368,596)
	(10,035)	MICROS Systems, Inc.	(501,148)
			(3,031,766)
Materials - (0.6)%
	(10,412)	Allegheny Technologies, Inc.	(317,774)
	(20,141)	American Vanguard Corp.	(542,196)
	(11,032)	Clearwater Paper Corp.	(526,999)
	(5,813)	Compass Minerals International, Inc.	(443,357)
			(1,830,326)
Telecommunication Services - (0.2)%
	(20,812)	Angie's List, Inc.	(468,270)
Total Common Stock (Cost $(27,171,458))			(28,315,405)
Investment Companies - (8.8)%
	(148,000)	Alerian MLP ETF	(2,603,320)
	(21,784)	Industrial Select Sector SPDR Fund	(1,010,124)
	(23,877)	iShares 20+ Year Treasury Bond ETF	(2,540,513)
	(55,948)	iShares Russell 2000 ETF	(5,965,176)
	(40,272)	iShares U.S. Real Estate ETF	(2,567,743)
	(38,700)	SPDR Barclays Capital High Yield Bond ETF	(1,541,808)
	(23,401)	SPDR S&P 500 ETF Trust	(3,933,708)
	(100,721)	SPDR S&P Oil & Gas Exploration & Production ETF	(6,636,506)
Total Investment Companies (Cost $(25,509,502))			(26,798,898)
Total Short Positions - (18.2)% (Cost $(52,680,960))			$(55,114,303)
See Notes to Financial Statements.                                       48                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $735,777 or 0.2% of net assets.
(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,401,238 or 0.8% of net assets.
(e)	Payment in-Kind Bond. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(f)	Security is currently in default and is on scheduled interest or principal payment.
(g)	Rate presented is yield to maturity.

AFA

At September 30, 2013, the Fund held the following credit default swap agreements:

Credit Default Swaps – Buy Protection

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 09/30/13 (1)	Notional Amount	Net Unrealized Appreciation (Depreciation)

Deutsche Bank Alex Brown, Inc.	Carnival Corp., 6.65%, 01/15/28	1.00%	09/20/18	0.90%	$5,000,000	$(35,706)
Deutsche Bank Alex Brown, Inc.	Carnival Corp., 6.65%, 01/15/28	1.00	12/20/18	0.96	15,000,000	50,253
Deutsche Bank Alex Brown, Inc.	Computer Sciences Corp., 6.50%, 03/15/18	5.00	12/20/18	1.24	10,000,000	(23,302)
Goldman Sachs & Co.	Darden Restaurants, Inc., 6.00%, 08/15/35	1.00	09/20/18	2.00	5,000,000	82,489
Barclays	Dow Chemical Co., 7.13%, 11/01/29	1.00	09/20/18	0.82	10,000,000	(119,782)
Barclays	Dow Chemical Co., 7.38%, 11/01/29	1.00	12/20/18	0.87	20,000,000	(44,100)
Barclays	Kimco Realty Corp., 6.88%, 10/01/19	1.00	09/20/18	0.87	10,000,000	5,053
Barclays	Kimco Realty Corp., 6.88%, 10/01/19	1.00	12/20/18	0.91	15,000,000	(96,718)
Barclays	Macy's Retail Holdings, Inc., 7.45%, 07/15/17	1.00	12/20/18	1.05	5,000,000	4,859
Deutsche Bank Alex Brown, Inc.	Macy's Retail Holdings, Inc., 7.45%, 07/15/17	1.00	12/20/18	1.05	15,000,000	18,240
Goldman Sachs & Co.	Macy’s Retail Holdings, Inc., 7.45%, 07/15/17	1.00	12/20/18	1.05	5,000,000	(16,152)
Deutsche Bank Alex Brown, Inc.	Marriott International, Inc., 6.20%, 06/15/16	1.00	12/20/18	0.71	15,000,000	(56,898)
Barclays	Nordstrom, Inc., 6.95%, 03/15/28	1.00	12/20/18	0.71	10,000,000	(26,775)
Deutsche Bank Alex Brown, Inc.	Nordstrom, Inc., 6.95%, 03/15/28	1.00	12/20/18	0.71	5,000,000	(15,887)
Barclays	Ryder System, Inc., 6.95%, 12/01/25	1.00	12/20/18	0.91	5,000,000	(8,975)
Morgan Stanley & Co., LLC	Ryder System, Inc., 6.95%, 12/01/25	1.00	12/20/18	0.91	20,000,000	(138,534)
Goldman Sachs & Co.	Southwest Airlines Co., 5.13%, 03/01/17	1.00	12/20/18	1.15	20,000,000	(180,345)
Morgan Stanley & Co., LLC	Southwest Airlines Co., 5.13%, 03/01/17	1.00	12/20/18	1.15	10,000,000	(100,845)
BNP Paribas	Starwood Hotels & Resorts Worldwide Inc, 6.75%, 05/15/18	1.00	12/20/18	0.80	20,000,000	(6,610)
						$(709,735)
AFA

(1) Credit Spreads are an indication of the seller's performance risk,  related to the likelihood of a credit event occuring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

See Notes to Financial Statements.                                       49                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

At September 30, 2013, the Fund sold the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

(100)	Euro FX Currency Future	12/18/13	$(16,589,600)	$(319,150)
(400)	Russell 2000 Mini Future	12/20/13	(41,870,739)	(985,261)
(250)	S&P 500 Emini Future	12/20/13	(20,800,992)	(127,133)

$(79,261,331)	$(1,431,544)
AFA

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,276,265
Gross Unrealized Depreciation	(7,406,250)
Net Unrealized Appreciation	$25,870,015

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$20,721,994	$-	$-	$20,721,994
Consumer Staples	7,504,661	-	-	7,504,661
Energy	40,227,974	-	-	40,227,974
Financial	15,473,614	-	39,669	15,513,283
Industrial	25,098,023	-	-	25,098,023
Information Technology	10,625,091	-	-	10,625,091
Materials	6,726,488	-	-	6,726,488
Telecommunication Services	18,340,524	-	-	18,340,524
Utilities	3,083,720	-	-	3,083,720
Asset Backed Obligations	-	2,092,850	-	2,092,850
Corporate Convertible Bonds	-	918,166		918,166
Corporate Non-Convertible Bonds	-	2,966,661	694,610	3,661,271
Syndicated Loans	-	166,068	-	166,068
U.S. Government & Agency Obligations	-	24,999,685	-	24,999,685
Warrants	7,554,554	-	1,498	7,556,052
Commercial Paper	-	31,492,998	-	31,492,998
Purchased Options	168,060	-	-	168,060
Total Investments At Value	$155,524,703	$62,636,428	$735,777	$218,896,908

Other Financial Instruments**
Credit Default Swaps	-	160,894	-	160,894
Total Assets	$155,524,703	$62,797,322	$735,777	$219,057,802

See Notes to Financial Statements.                                       50                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(28,315,405)	$-	$-	$(28,315,405)
Investment Companies	(26,798,898)	-	-	(26,798,898)
Total Securities Sold Short	$(55,114,303)	$-	$-	$(55,114,303)

Liabilities Other Financial Instruments**
Credit Default Swaps	-	(870,629)	-	(870,629)
Futures	(1,431,544)			(1,431,544)
Total Other Financial Instruments	$(1,431,544)	$(870,629)	$-	$(2,302,173)
Total Liabilities	$(56,545,847)	$(870,629)	$-	$(57,416,476)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Corporate Non-Convertible Bonds	Warrants

Balance as of 03/31/13	$40,224	$1,693,497	$3,358
Accrued Accretion / (Amortization)	-	1,757	-
Realized Gain / (Loss)	-	700,953	-
Change in Unrealized Appreciation / (Depreciation)	(555)	(625,686)	(1,860)
Sales	-	(1,075,911)	-
Transfers In / (Out)	-	-	-
Balance as of 09/30/13	$39,669	$694,610	$1,498
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/13***	$(555)	$(625,686)	$(1,860)

*** The change in unrealized appreciation/(depreciation) is included in net changes in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

See Notes to Financial Statements.                                       51                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

		ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $2,347,171,015 and $190,593,550, respectively)		$2,957,690,281	$218,896,908
	Deposits with brokers	1,201,836,713	60,053,242
	Cash	614,053,919	79,457,227
	Foreign currency (Cost $0 and $2,542,822, respectively)	-	2,642,557
	Receivables:
	Fund shares sold	6,932,362	404,339
	Investment securities sold	19,027,003	4,857,863
	Dividends and interest	10,375,034	114,108
	Variation margin	3,164,641	165,125
	Swap premiums paid	-	801,146
	Unrealized gain on swap agreements	133,760	160,894
	Prepaid expenses	100,009	29,055
Total Assets		4,813,313,722	367,582,464

LIABILITIES
	Swap premiums received	57,404	2,719,481
	Unrealized loss on swap agreements	-	870,629
	Unrealized loss on forward currency contracts	18,868	-
	Payables:
	Securities sold short, at value (Cost $1,053,018,035 and $52,680,960, respectively)	1,163,126,363	55,114,303
	Call options written, at value (Premiums received $15,222,044 and $0, respectively)	35,164,508	-
	Put options written, at value (Premiums received $17,561,993 and $0, respectively)	5,100,232	-
	Investment securities purchased	21,639,131	4,625,405
	Fund shares redeemed	3,535,966	289,485
	Dividends and interest on securities sold short	568,588	41,209
	Variation margin	104,202	7,500
	Due to broker	16,340,858	-
	Other	56,023	-
	Accrued Liabilities:
Aviser	Investment adviser fees	5,078,683	672,845
	Trustees’ fees and expenses	2,530	527
	Fund services fees	125,265	14,717
	Other expenses	361,065	168,857
Total Liabilities		1,251,279,686	64,524,958

NET ASSETS		$3,562,034,036	$303,057,506

See Notes to Financial Statements.                                       52                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$3,390,753,700	$303,901,174
Distributions in excess of net investment income	(25,101,159)	(8,039,578)
Accumulated net realized loss	(278,559,575)	(16,632,884)
Net unrealized appreciation	474,941,070	23,828,794
NET ASSETS	$3,562,034,036	$303,057,506

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	314,133,469	26,750,345
R Shares	7,536,775	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $3,479,181,911 and $303,057,506, respectively)	$11.08	$11.33
R Shares (based on net assets of $82,852,125 and $0, respectively)	$10.99	$-

See Notes to Financial Statements.                                       53                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2013

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $63,308 and $5,271, respectively)	$17,459,619	$1,233,281
Interest income (Net of foreign withholding taxes of $2,722 and $0, respectively)	8,987,858	928,262
Total Investment Income	26,447,477	2,161,543
Adviser
EXPENSES
Investment adviser fees	30,057,533	4,772,530
Fund services fees	641,564	86,243
Transfer agent fees:
Institutional Shares	82,335	12,570
R Shares	56,687	-
Distribution fees:
R Shares	109,447	-
Custodian fees	280,471	91,448
Registration fees:
Institutional Shares	34,145	17,599
R Shares	10,907	-
Professional fees	77,401	34,921
Trustees' fees and expenses	68,019	13,617
Dividend expense on securities sold short	10,624,485 #	418,561	#
Interest expense	3,292,768 #	261,095	0
Miscellaneous expenses	1,435,661	204,697
Total Expenses	46,771,423	5,913,281
Fees waived and expenses reimbursed	-	(114,004)
Net Expenses	46,771,423	5,799,277

NET INVESTMENT LOSS	(20,323,946)	(3,637,734)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	192,020,883	24,776,883
Foreign currency transactions	(312,114)	52,312
Futures	(107,432,033)	(7,066,105)
Securities sold short	(101,927,650)	(6,605,932)
Written options	4,472,577	82,341
Swaps	33,037	(4,658,881)
Net realized gain (loss)	(13,145,300)	6,580,618

See Notes to Financial Statements.                                       54                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2013

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$3,394,903	$(12,774,946)
Foreign currency translations	(181,638)	105,570
Futures	4,068,253	(290,105)
Securities sold short	(17,125,514)	504,640
Written options	(9,861,934)	30,014
Swaps	16,184	301,639
Net change in unrealized appreciation (depreciation)	(19,689,746)	(12,123,188)
NET REALIZED AND UNREALIZED LOSS	(32,835,046)	(5,542,570)
DECREASE IN NET ASSETS FROM OPERATIONS	$(53,158,992)	$(9,180,304)

See Notes to Financial Statements.                                       55                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2012	$3,983,432,430	$ 3,983,432,430	$510,920,929	$510,920,929

OPERATIONS
Net investment loss	(36,537,064)		(9,761,973)
Net realized loss	(30,715,024)		(7,899,950)
Net change in unrealized appreciation (depreciation)	116,634,001		18,701,069
Increase in Net Assets Resulting from Operations	49,381,913		1,039,146

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,275,564,625	114,078,621	126,849,777	10,997,972
R Shares	36,451,388	3,273,000	-	-
Redemption of shares:
Institutional Shares	(1,413,621,327)	(126,745,214)	(256,362,656)	(22,218,799)
R Shares	(42,962,020)	(3,864,023)	-	-
Decrease in Net Assets from Capital Share Transactions	(144,567,334)	(13,257,616)	(129,512,879)	(11,220,827)
Decrease in Net Assets	(95,185,421)		(128,473,733)

NET ASSETS MARCH 31, 2013 (Including line (a))	$3,888,247,009		$382,447,196

OPERATIONS
Net investment loss	(20,323,946)		(3,637,734)
Net realized gain (loss)	(13,145,300)		6,580,618
Net change in unrealized appreciation (depreciation)	(19,689,746)		(12,123,188)
Decrease in Net Assets Resulting from Operations	(53,158,992)		(9,180,304)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	459,063,742	40,801,319	40,282,747	3,505,495
R Shares	13,814,132	1,235,221	-	-
Redemption of shares:
Institutional Shares	(728,031,792)	(64,700,677)	(110,492,133)	(9,627,198)
R Shares	(17,900,063)	(1,602,713)	-	-
Decrease in Net Assets from Capital Share Transactions	(273,053,981)	(24,266,850)	(70,209,386)	(6,121,703)
Decrease in Net Assets	(326,212,973)		(79,389,690)

NET ASSETS SEPTEMBER 30, 2013 (Including line (b))	$3,562,034,036		$303,057,506

(a) Distributions in excess of net investment income March 31, 2013	$(4,777,213)		$(4,401,844)

(b) Distributions in excess of net investment income September 30, 2013	$(25,101,159)		$(8,039,578)

See Notes to Financial Statements.                                       56                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Six Months Ended September 30, 2013	2013	2012	2011	2010	2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.24	$11.09	$10.80	$10.66	$8.79	$10.52
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.06)	(0.10)	(0.09)	(0.02)	0.10	0.08
Net realized and unrealized
gain (loss)	(0.10)	0.25	0.45	0.20	1.91	(1.38)
Total from Investment
Operations	(0.16)	0.15	0.36	0.18	2.01	(1.30)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	(0.02)	(0.04)	(0.14)	(0.08)
Net realized gain	—	—	(0.05)	—	—	(b)	(0.35)
Total Distributions to
Shareholders	—	—	(0.07)	(0.04)	(0.14)	(0.43)
NET ASSET VALUE, End
of Period	$11.08	$11.24	$11.09	$10.80	$10.66	$8.79
TOTAL RETURN	(1.42	)%(c)	1.35%	3.36%	1.73%	22.95%	(12.41)%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$3,479,182	$3,799,857	$3,889,319	$3,300,120	$2,116,412	$786,766
Ratios to Average Net Assets:
Net investment income (loss)	(1.07	)%(d)	(0.87)%	(0.80)%	(0.20)%	0.98%	0.78%
Net expense (e)	1.74	%(d)	1.73%	1.73%	1.73%	1.78%	1.81%
Dividend and interest expense	0.74	%(d)	0.84%	0.85%	0.53%	0.34%	0.50%
Gross expense	2.48	%(d)	2.57%	2.58%	2.26	%(f)	2.12	%(f)	2.31	%(f)
PORTFOLIO TURNOVER RATE	30	%(c)	68%	112%	192%	114%	133%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes dividend and interest expense.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                       57                                                   ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Six Months Ended September 30, 2013	2013	2012	2011	2010	2009
R SHARES (a)
NET ASSET VALUE, Beginning
of Period	$11.18	$11.08	$10.82	$10.67	$8.82	$10.55
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.08)	(0.15)	(0.16)	(0.10)	0.05	0.04
Net realized and unrealized
gain (loss)	(0.11)	0.25	0.47	0.26	1.91	(1.39)
Total from Investment
Operations	(0.19)	0.10	0.31	0.16	1.96	(1.35)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	(0.01)	(0.11)	(0.03)
Net realized gain	—	—	(0.05)	—	—	(c)	(0.35)
Total Distributions to
Shareholders	—	—	(0.05)	(0.01)	(0.11)	(0.38)
NET ASSET VALUE, End
of Period	$10.99	$11.18	$11.08	$10.82	$10.67	$8.82
TOTAL RETURN	(1.70	)%(d)	0.90%	2.87%	1.49%	22.28%	(12.73)%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$82,852	$88,390	$94,113	$101,868	$93,696	$27,600
Ratios to Average Net Assets:
Net investment income (loss)	(1.52	)%(e)	(1.34)%	(1.43)%	(0.95)%	0.52%	0.37%
Net expense (f)	2.18	%(e)	2.14%	2.14%	2.11%	2.22%	2.23%
Dividend and interest expense	0.74	%(e)	0.84%	0.81%	0.53%	0.34%	0.50%
Gross expense	2.92	%(e)	2.98%	2.95%	2.64	%(g)	2.56	%(g)	2.73	%(g)
PORTFOLIO TURNOVER RATE	30	%(d)	68%	112%	192%	114%	133%

(a)
Effective July 31, 2009, C Shares were reclassified as R Shares. For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%. For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes dividend and interest expense.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                       58                                                   ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
			For the Years Ended March 31,
	For the Six Months Ended September 30, 2013		2013	2012	2011	2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.63		$11.59	$12.41	$11.77	$10.57	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.12)		(0.26)	(0.25)	(0.13)	(0.11)	0.04
Net realized and unrealized
gain (loss)	(0.18)		0.30	(0.21)	0.95	2.11	0.55
Total from Investment
Operations	(0.30)		0.04	(0.46)	0.82	2.00	0.59
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		—	—	—	(0.01)	(0.02)
Net realized gain	—		—	(0.36)	(0.18)	(0.75)	—	(c)
Return of capital	—		—	—	—	(0.04)	—
Total Distributions to
Shareholders	—		—	(0.36)	(0.18)	(0.80)	(0.02)
NET ASSET VALUE, End
of Period	$11.33		$11.63	$11.59	$12.41	$11.77	$10.57
TOTAL RETURN	(2.58	)%(d)	0.34%	(3.68)%	6.98%	19.00%	5.95	%(d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$303,058	$382,447		$510,921	$593,127	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(2.10	)%(e)	(2.25)%	(2.12)%	(1.05)%	(0.90)%	0.84	%(e)
Net expense (f)	2.95	%(e)	2.95%	2.95%	2.95%	2.95%	2.95	%(e)
Dividend and interest expense	0.39	%(e)	0.99%	0.61%	0.42%	0.46%	0.05	%(e)
Gross expense (g)	3.41	%(e)	4.00%	3.58%	3.42%	3.66%	3.82	%(e)
PORTFOLIO TURNOVER RATE	75	%(d)	205%	430%	630%	597%	281	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Excludes dividend and interest expense.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                       59                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 1. Organization

Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Opportunities Fund currently offers Institutional Shares. Absolute Opportunities Fund commenced operations on October 21, 2008. Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

60                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2013, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts forward currency contracts in order to achieve the exposure desired by the adviser. Absolute Strategies Fund and Absolute Opportunities Fund entered into an aggregated total notional value of $114,245,983 and $3,213,141, respectively, of forward currency contracts for the period ended September 30, 2013.

The values of each individual forward currency contract outstanding in the Absolute Strategies Fund as of September 30, 2013, are disclosed in the table below.

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Depreciation
(500,000)	European Union Euro	10/30/13	$663,935	$(12,545)
(226,750)	European Union Euro	01/02/14	306,747	(593)
9,197,582	Swedish Krona	10/01/13	(1,434,025)	(2,873)
9,145,950	Swedish Krona	10/01/13	(1,425,975)	(2,857)
				$(18,868)

61                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of September 30, 2013, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $2,538,354,941 and $168,780,485 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the period ended September 30, 2013.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with broker for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2013, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $38,349,852 and $825,262 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options during the period ended September 30, 2013.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction,

62                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of September 30, 2013, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into written options with a total value of $(10,793,173) and $(40,685) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, during the period ended September 30, 2013.

Transactions in written options during the period ended September 30, 2013, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2013	(112,745)	$(17,248,328)	(143,309)	$(23,640,990)
Options written	(13,531)	(5,408,848)	(33,914)	(5,384,325)
Options terminated in closing transactions	21,518	7,025,149	84,163	9,280,448
Options exercised	1,600	378,371	1,500	325,096
Options expired	532	31,612	7,315	1,857,778
Options Outstanding, September 30, 2013	(102,626)	$(15,222,044)	(84,245)	$(17,561,993)

Absolute Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2013	-	$-	(1,400)	$(48,386)
Options written	(593)	(21,438)	(399)	(19,247)
Options terminated in closing transactions	593	21,438	-	-
Options exercised	-	-	-	-
Options expired	-	-	1,799	67,633
Options Outstanding, September 30, 2013	-	$-	-	$-

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the

63                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2013, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. Absolute Strategies Fund and Absolute Opportunities Fund entered into a total notional amount of $0 and $430,000,000, respectively, on credit default swap agreements during the period ended September 30, 2013.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of September 30, 2013, if any, are disclosed in each Fund’s Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts interest rate swaps in order to achieve the exposure desired by the adviser. The Funds did not enter into any interest rate swaps for the period ended September 30, 2013.

Derivatives Transactions - Each Fund’s use of derivatives during the period ended September 30, 2013, was limited to credit default swaps, options, forward currency contracts and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

64                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Unrealized gain on swap agreements	$133,760	Unrealized loss on swap agreements	$-

	Swap premiums paid	-	Swap premiums received	(57,404)

Currency contracts
	Receivable-Variation margin	-	Payable-Variation margin	(60,000)

Equity contracts
	Receivable-Variation margin	3,163,250	Payable-Variation margin	-

	Total investments, at value	58,411,477

			Call options written, at value	(35,164,508)

			Put options written, at value	(5,100,232)

Forward Currency contracts
	Unrealized gain on forward currency contracts	-	Unrealized loss on forward currency contracts	(18,868)

Interest contracts
	Receivable-Variation margin	1,391	Payable-Variation margin	(30,414)

Absolute Opportunities Fund

Credit contracts
	Unrealized gain on swap agreements	160,894	Unrealized loss on swap agreements	(870,629)

	Swap premiums paid	801,146	Swap premiums received	(2,719,481)

Currency contracts
	Receivable-Variation margin	-	Payable-Variation margin	(7,500)

Equity contracts
	Receivable-Variation margin	165,125	Payable-Variation margin	-

	Total investments, at value	168,060

65                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2013, by each Fund are recorded in the following locations on the Statement of Operations:

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Absolute Strategies Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) - Swaps	$33,037	$16,184

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(2,955,400)	(3,992,400)

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(110,039,927)	8,675,862

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(19,131,103)	5,351,805

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	4,472,577	(9,861,934)

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	233,156	(18,868)

Interest contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	5,563,294	(615,209)

66                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Absolute Opportunities Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	$(4,658,881)	$301,639

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(369,425)	(499,050)

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(6,696,680)	208,945

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(512,550)	158,485

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	82,341	30,014

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	(4,449)	216

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

67                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board

68                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through July 31, 2014. The Adviser waived fees of $114,004 for the period ended September 30, 2013.

Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; (2) such payment is approved by the Board, and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period April 1, 2010 through September 30, 2013, the Adviser waived fees and/or reimbursed expenses as follows:

Year/Period Ended	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2011	$95,814	March 31, 2014	$-
March 31, 2012	$87,404	March 31, 2015	$-
March 31, 2013	$266,751	March 31, 2016	$-
September 30, 2013	$114,004	March 31, 2017	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2013, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$863,324,059	$1,362,873,605	$57,158,014	$81,153,271

Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $19,022 for the period.

Absolute Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$118,263,016	$147,095,315

69                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 6. Federal Income Tax and Investment Transactions

As of March 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation on Investments and Foreign Currency	Total

Absolute Strategies Fund	$(105,347,142)	$329,786,470	$224,439,328
Absolute Opportunities Fund	(24,283,323)	32,619,959	8,336,636

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, registered investment companies, inflation indexed securities and credit default swaps.

For tax purposes, the prior year post-October loss and late year ordinary loss was $3,466,869 and $3,190,084 (realized during the period November 1, 2012 through March 31, 2013) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2013.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after April 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused. Absolute Strategies Fund and Absolute Opportunities Fund had $101,880,273 and $21,093,239, respectively, of available short term capital loss carryforwards that have no expiration date.

Note 7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Investment Advisory Agreement Approval

At the July 25, 2013 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the sub-advisory agreement (“Sub-Advisory Agreement) for the Absolute Opportunities Fund with Harvest Capital Strategies LLC (“Harvest” or “Sub-adviser”). In evaluating the Sub-Advisory Agreement for the Absolute Opportunities Fund, the Board reviewed materials furnished by Absolute Investment Advisors LLC (“Absolute”), the Sub-adviser (collectively, the “Advisers”), and the administrator, including information regarding the Advisers’ personnel, operations and financial condition. In addition, the Board noted that the evaluation process with respect to the Advisers is an ongoing one and, in this regard, the Board considered information received at each regularly scheduled meeting including, among other things, information concerning the Absolute Opportunities Fund's performance and related services provided by the Advisers.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Absolute Opportunities Fund by the Advisers, including information on the investment performance of the Absolute Opportunities Fund and Advisers; (2) the costs of the services to be provided and profitability to Absolute with respect to its relationship with the Absolute Opportunities Fund; (3) the advisory fee and total expense ratio of the Absolute Opportunities Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Absolute Opportunities Fund grows and whether the advisory fee enables the Absolute Opportunities Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from its relationship with the Absolute Opportunities Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of Absolute and Harvest and discussed Harvest's personnel, operations and financial condition. Specifically, the Board considered the adequacy of Harvest's resources and the quality of services to be provided by Harvest under the Sub-Advisory Agreement.

Additionally, the Board considered: information regarding the experience and professional background of the portfolio manager and other personnel at Harvest who would have principal investment responsibility for the portion of the Absolute Opportunities Fund's investments to be managed by Harvest; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Harvest's senior management and staff; the quality of Harvest's services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of Harvest. In addition, the Board took into consideration Absolute’s recommendation with respect to Harvest. The Board further noted Harvest's representation that it is financially stable and able to provide investment advisory services to the Absolute Opportunities Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Absolute Opportunities Fund by Harvest under the Sub-Advisory Agreement.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services to be provided and profits to be realized by Harvest from its relationship with the Absolute Opportunities Fund, noting instead the arm’s length nature of the relationship between Absolute and Harvest with respect to the negotiation of the subadvisory fee rate on behalf of the Absolute Opportunities Fund.

The Board concluded that Harvest's projected profitability was not a material factor in determining whether or not to approve the Sub-Advisory Agreement because Absolute, and not the Absolute Opportunities Fund, was responsible for paying the subadvisory fees due to Harvest under the Sub-Advisory Agreement.

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Performance

The Board reviewed Harvest's historical performance record in managing accounts in a style substantially similar to that to be employed on behalf of the Absolute Opportunities Fund. In particular, the Board evaluated the 1-year, 3-year and 5-year performance through December 31, 2012 of a pooled investment vehicle (the “Comparable Account”) managed by Harvest pursuant to its agriculture focused long/short equity strategy. The Board also reviewed the performance of the Comparable Account as compared to the Market Vectors Agribusiness Index (the “Index”).

The Board noted that the Comparable Account outperformed the Index for the 1-year and 5-year periods. In addition, the Board considered Absolute’s evaluation of the Comparable Account’s performance and rationale for seeking to allocate a portion of the Absolute Opportunities Fund’s assets to Harvest for management. Based on this review and all of the relevant facts and circumstances, the Board concluded that Harvest's management of its portion of the Absolute Opportunities Fund could benefit the Absolute Opportunities Fund and its shareholders.

Compensation

The Board reviewed Harvest's proposed compensation for providing subadvisory services to the Absolute Opportunities Fund and noted that the addition of Harvest would not change the total management fee paid by the Absolute Opportunities Fund because the subadvisory fees are paid by the Adviser, and not the Absolute Opportunities Fund. The Board considered that the total management fees paid by the Absolute Opportunities Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Advisory Agreement between Absolute and the Absolute Opportunities Fund on March 22, 2013. The Board also noted Harvest's representation that it does not manage any portfolio of assets using the same strategy to be employed for the Absolute Opportunities Fund with a lower fee rate than the proposed subadvisory fee rate. After considering these matters, the Board concluded that the proposed subadvisory fee rate to be paid to Harvest was not excessive in light of the services to be provided to the Absolute Opportunities Fund.

Economies of Scale

The Board considered whether the Absolute Opportunities Fund would benefit from any economies of scale with respect to the Sub-Advisory Agreement. The Board determined that because Absolute, and not the Absolute Opportunities Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Sub-Advisory Agreement.

Other Benefits

The Board noted Harvest's representation that it would not receive significant ancillary benefits as a result of its relationship with the Absolute Opportunities Fund. As a result, other benefits accrued by Harvest were not a material factor in approving the Sub-Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

72                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013, through September 30, 2013.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

73                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2013	September 30, 2013	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$985.77	$12.35	2.48%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.63	$12.51	2.48%
R Shares
Actual	$1,000.00	$983.00	$14.52	2.92%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.43	$14.72	2.92%

Absolute Opportunities Fund
Institutional Shares
Actual	$1,000.00	$974.21	$16.53	3.34%
Hypothetical (5% return before taxes)	$1,000.00	$1,008.32	$16.82	3.34%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

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75                                                   ABSOLUTE FUNDS

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76                                                   ABSOLUTE FUNDS

ABSOLUTE FUNDS

P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

212-SAR-0913

Beck, Mack & Oliver Funds

Beck, Mack & Oliver Global Fund
Beck, Mack & Oliver Partners Fund

Semi-Annual Report

September 30, 2013
(Unaudited)

Beck, Mack & Oliver LLC

Beck, Mack & Oliver Global Fund
A Message to Our Shareholders	2
Performance Chart and Analysis	5
Portfolio Profile	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders	16
Performance Chart and Analysis	21
Portfolio Profile	22
Schedule of Investments	23
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27

Notes to Financial Statements	28
Additional Information	36

BECK, MACK & OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Dear Shareholders:

The Beck, Mack & Oliver Global Fund (the “Global Fund”) ended the third quarter of 2013 with a net asset value of $20.09 per share, realizing a six-month return through September 30th of -3.09%. The Global Fund’s semi-annual return compares with a return of 8.87% for the Global Fund’s benchmark, the MSCI World® Index (“MSCI World”)1, and a 10.47% return for the MSCI EAFE® Index (“MSCI EAFE”)2. For a longer term perspective, the Global Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the semi-annual period ended September 30th were as follows:

Average Annual Total Return as of 09/30/2013	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Fund	7.41%	4.81%	5.28%	8.11%
MSCI World Index	20.21%	11.82%	7.84%	7.58%
MSCI EAFE Index	23.77%	8.47%	6.35%	8.01%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Global Fund’s annual operating expense ratio (gross) is 1.89%. However, the Global Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.50%, which is in effect until July 31, 2014. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized.)

The Global Fund underperformed its benchmark during the semi-annual period ending September 30, 2013 by 11.96%.  The Global Fund’s limited exposure to U.S. stocks was the primary driver of this short-term underperformance along with the concentration of the Global Fund’s positions and stock selection.  As of September 30, 2013, the Global Fund held 47 common stock positions representing 18 countries.

While a contributor to its performance, the Global Fund’s exposure to and resultant performance contribution from the U.S. was very minimal (with U.S. public equity exposure totaling only 4.0% of net assets and total U.S. exposure of 8.1% of net assets) in comparison to that of the MSCI World with its exposure to U.S. securities at over 50% of total assets as of September 30th.  Exposure to common stocks in Hong Kong, Indonesia and India, among others, also contributed significantly to the Global Fund’s underperformance versus the MSCI World, which had no exposure to

1
The MSCI World measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI includes reinvestment of dividends and income. The total return of the Global Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Global Fund is professionally managed while the indices are unmanaged and not available for investment.

2
The MSCI EAFE is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada.  The total return of the MSCI EAFE includes the reinvestment of dividends and income.

2

BECK, MACK & OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Indonesia or India and very minimal exposure to Hong Kong as of September 30th.  Our investments in the Financials as well as Materials and Energy sectors also proved a drag from a performance standpoint as compared to the MSCI World.

Looking at the portfolio, the securities that contributed most positively and detracted most to the Global Fund’s semi-annual performance included:

Best Performing Equities	Contribution to Performance 3
Dufry AG (Switzerland)	0.94%
Softbank Corp. (Japan)	0.75%
Scomi Energy Services Bhd (Malaysia)	0.63%
BBA Aviation PLC (United Kingdom)	0.46%
FANUC Corp. (Japan)	0.42%

Underperforming Equities	Contribution to Performance 3
Compañia Sudamericana de Vapores S.A. (Chile)	-0.40%
Dewan Housing Finance Corp., Ltd. (India)	-0.68%
Banpu Public Co., Ltd. (Thailand)	-0.78%
Kinross Gold Corp. (Canada)	-0.83%
Panin Financial Tbk PT (Indonesia)	-2.41%

Asset prices have continued to increase dramatically with the U.S. market significantly outperforming others.  At the same time, developing and emerging market economies are at this time particularly susceptible to the monetary policy decisions of the U.S. government as exemplified by the impact of rumors of Federal Reserve tapering4 on foreign markets and currencies during 2Q and 3Q 2013.  A reduction in growth forecasts for China, slowing growth and rising inflation in India, and concerns about the dichotomy of Europe’s recovery (Germany versus Italy and Spain for example) have further muted forecasts for the next twelve to eighteen months for developing and emerging markets.

Amid the relatively greater advance in the U.S. stock market and market weakness outside the U.S., we have been on the hunt for long-term value internationally.  From the company perspective we are generally looking for sustainable, domestically-driven growth, the mispricing of risk, and attractive valuations.  We find these criteria existing today in the Consumer, Infrastructure and Financial Services sectors.  From a macro perspective we have identified the characteristics we believe foster attractive investment opportunities currently when present.  These include large, young populations; increasing income per capita; stable fiscal and external accounts; an improving regulatory environment; and, a well-capitalized banking system.  From the perspective of valuation, our current portfolio has a general discount to our intrinsic value targets of approximately 20% and in many cases more.

3    Contribution is the return of a security multiplied by the security’s weight in the portfolio.  Such weighting is of the public equity securities and cash held in the portfolio.

4
Tapering refers to the anticipated pull-back of new infusions of cash into the U.S. economy by the Federal Reserve in the form of a reduction of the Federal Reserve’s current monthly purchase of $85 billion in bonds and mortgage-backed securities from commercial banks and other private institutions (so called quantitative easing or QE).

3

BECK, MACK & OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

We are currently partially hedging foreign currencies especially for investments in countries where there exist some relative macro weakness.  If we are invested in a security domiciled in such a currency/country, it is because the long-term opportunity is great and the security is in our opinion grossly mispriced relative to its business prospects and other opportunities.  Hedging the currency minimizes much of the short-term macro volatility.

Respectfully submitted,

David E. Rappa                                                                                Peter A. Vlachos
Lead Manager                                                                                 Co-Manager

                      Robert C. Beck
                  Co-Manager

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Global Fund will achieve its investment objective.  Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. The Global Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Global Fund managers as of September 30, 2013 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Global Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

4

BECK, MACK & OLIVER GLOBAL FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck Mack & Oliver Global Fund (the “Fund”) compared with the performance of the primary benchmark, MSCI World Index (“MSCI World”), and the secondary benchmark, MSCI EAFE Index (“MSCI EAFE”) over the past ten fiscal years. The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total return of the MSCI World and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World and MSCI EAFE do not include expenses. The Fund is professionally managed while the MSCI World and MSCI EAFE are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.89%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.50%, through July 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5

BECK, MACK & OLIVER GLOBAL FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2013

AFA

% of Total Investments
Financials	38.4%
Energy	15.1%
Consumer Discretionary	12.3%
Industrials	11.9%
Consumer Staples	7.6%
Private Equity Funds	5.7%
Information Technology	3.7%
Investment Companies	1.8%
Materials	1.8%
Telecommunication Services	1.6%
Warrants	0.1%
Purchased Options	0.0%
100.0%

AFA
See Notes to Financial Statements.                                        6

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

AFA
Shares	Security Description	Value

Common Stock - 85.9%
Australia - 0.7%
86,228	UGL, Ltd.	$668,474

Bermuda - 3.2%
1,234,700	Archer, Ltd. (a)	1,160,114
14,500	Enstar Group, Ltd. (a)	1,980,700
		3,140,814
Canada - 16.2%
6,235	Fairfax Financial Holdings, Ltd.	2,521,481
173,500	FAM Real Estate Investment Trust REIT	1,465,414
647,250	Huntingdon Capital Corp. (b)	7,634,666
252,000	Kinross Gold Corp.	1,269,725
118,416	Penn West Petroleum, Ltd.	1,314,009
2,651,700	Petromanas Energy, Inc. (a)	347,536
29,000	SNC-Lavalin Group, Inc.	1,192,321
		15,745,152
Chile - 1.5%
17,032,937	Cia Sud Americana de Vapores SA (a)	876,703
236,000	Coca-Cola Embonor SA, Class B	554,009
		1,430,712
Colombia - 4.2%
116,000	Pacific Rubiales Energy Corp.	2,290,607
5,618,800	Petroamerica Oil Corp. (a)	1,772,837
		4,063,444
Hong Kong - 5.8%
26,620,000	CSI Properties, Ltd.	1,029,668
332,000	Soundwill Holdings, Ltd.	604,422
959,000	Value Partners Group, Ltd.	579,908
653,000	Wheelock & Co., Ltd.	3,464,582
		5,678,580
India - 6.6%
921,218	Coal India, Ltd.	4,332,763
465,285	Dewan Housing Finance Corp., Ltd.	772,193
198,682	NIIT Technologies, Ltd.	894,156
1,134	Tata Sponge Iron, Ltd.	4,768
120,000	Zensar Technologies, Ltd.	442,297
		6,446,177
Indonesia - 4.0%
266,312,500	Panin Financial Tbk PT (a)	3,932,594

Japan - 9.8%
30,100	FANUC Corp.	4,963,844
47,700	Japan Tobacco, Inc.	1,713,017
18,500	Nintendo Co., Ltd.	2,094,766
11,500	Softbank Corp.	794,394
		9,566,021

AFA
Shares	Security Description	Value

Jordan - 2.2%
171,990	Arab Bank PLC	$1,700,466
38,790	Jordan Phosphate Mines	397,214
		2,097,680
Kazakhstan - 0.7%
43,371	KCell JSC, ADR	667,913

Malaysia - 4.9%
999,900	Genting Bhd	3,190,354
7,389,100	Scomi Energy Services Bhd (a)	1,541,521
		4,731,875
Mexico - 4.1%
5,500	Coca-Cola Femsa S.A.B. de C.V., ADR	692,890
697,000	Empresas ICA SAB de CV (a)	1,481,381
5,000	Fomento Economico Mexicano S.A.B. de C.V., ADR	485,450
45,800	Grupo Televisa SA, ADR	1,280,110
		3,939,831
Singapore - 3.4%
746,000	Global Logistic Properties, Ltd.	1,718,497
9,707,000	K1 Ventures, Ltd.	1,624,861
		3,343,358
Switzerland - 8.7%
32,099	Dufry AG (a)	4,827,184
21,720	Nestle SA	1,519,091
3,227	The Swatch Group AG	2,076,756
		8,423,031
Ukraine - 0.7%
44,000	Kernel Holding SA (a)	694,622

United Kingdom - 5.2%
200,000	Aquasition Corp. (a)	2,061,000
340,000	BBA Aviation PLC	1,678,800
225,500	Tesco PLC	1,310,573
		5,050,373
United States - 4.0%
140,998	Leucadia National Corp.	3,840,786
Total Common Stock (Cost $73,422,893)		83,461,437

Preferred Stock - 0.2%
United States - 0.2%
132,573	Earlyshares.com, Inc., Class A (c)(d) (Cost $200,000)	200,000

See Notes to Financial Statements.                                        7

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

AFA
Shares/Principal	Security Description	Value

Private Equity Funds - 5.2%
Brazil - 0.5%
5,000	Nucleo Capital Equity Fund, LLC (a)(e)	$545,407

India - 1.1%
$1,000,000	Bharat Investors, LP (a)(f)	1,053,724

United States - 3.6%
$1,200,000	Brightwood Switch SPV, LP (a)(b)(c)(g)	1,373,918
2,000,000	Eaglewood Income Fund I, LP (a)(b)(c)(h)	2,125,553
		3,499,471

Total Private Equity Funds (Cost $4,700,000)	5,098,602

Principal	Security Description	Rate	Maturity	Value

Corporate Non-Convertible Bonds - 1.8%
Canada - 1.1%
$500,000	Huntingdon Real Estate (b)	7.50%	12/31/16	499,369
1,000,000	Lone Pine Resources Canada, Ltd. (i)	10.38	02/15/17	590,000
				1,089,369
Colombia - 0.3%
250,000	Petroamerica Oil Corp.	11.50	04/19/15	245,134

Mexico - 0.1%
250,000	Corp GEO SAB de CV (i)(j)	9.25	06/30/20	37,500
150,000	Desarrolladora Homex SAB de CV (j)	9.75	03/25/20	37,500
				75,000
United States - 0.3%
400,000	Xinergy Corp. (j)	9.25	05/15/19	296,000

Total Corporate Non-Convertible Bonds (Cost $2,332,622)	1,705,503

AFA
Shares	Security Description	Value

Warrants - 0.1%
14,000	Huntingdon Capital Corp. (a)(b)	43,493
14,048,000	Panin Financial Tbk PT (a)	78,853
25	Petroamerica Oil Corp. (a)	2
Total Warrants (Cost $-)		122,348

AFA
Shares	Security Description	Value

Investment Companies - 1.7%
9,666	Avenue Income Credit Strategies Fund	$163,259
22,208	Carlyle GMS Finance, Inc. (a)(c)(k)	424,395
98,154	Sound Point Floating Rate Income Fund (a)(b)	1,043,373
Total Investment Companies (Cost $1,610,914)		1,631,027

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 0.0%
Call Options Purchased - 0.0%
1,500,000	Swiss Currency	$0.99	04/14	8,599
Total Call Options Purchased (Premiums Paid $26,250)				8,599
Total Investments - 94.9% (Cost $82,292,679)*				$92,227,516
Other Assets & Liabilities, Net - 5.1%				4,934,208
Net Assets - 100.0%				$97,161,724

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Affiliate.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $4,123,866 or 4.2% of net assets.
(d)
Private preferred stock purchased on 06/21/13. The preferred shares have the right to receive dividends when, as and if declared by the security’s Board of Trustees. Preferred shares hold rights to convert to shares of Common Stock. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2013.

(e)
Private equity fund purchased on 08/01/12 that invests in a master fund which invests primarily in Brazilian companies. Redemptions may be made on the last day of each month with three months written notice. No unfunded commitments as of September 30, 2013.

(f)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of September 30, 2013.

(g)	Private equity fund purchased on 02/21/12 that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2013.

See Notes to Financial Statements.                                        8

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

(h)
Private equity fund purchased on 11/30/12 that invests in consumer loans, primarily those originated by LendingClub Corporation. Redemptions may be made on the last day of each calendar quarter upon 90 days written notice. No unfunded commitments as of September 30, 2013.

(i)	Security is currently in default and is on scheduled interest or principal payments.
(j)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $371,000 or 0.4% of net assets.
(k)
Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms. Illiquid investment in which redemptions are not accepted. Unfunded commitments of $1,555,840 as of September 30, 2013.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,760,803
Gross Unrealized Depreciation	(7,825,966)
Net Unrealized Appreciation	$9,934,837

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the period with affiliates were as follows:

Name of Issuer	Shares/ Principal held at beginning of period	Gross Additions	Gross Reductions	Realized Gain	Shares/ Principal held at end of period	Value September 30, 2013	Investment Income
Common Stock
Huntingdon Capital Corp.	647,250	$-	$-	$-	647,250	$7,634,666	$-

Private Equity Funds
Bharat Investors, LP	$1,000,000	-	-	-	$1,000,000	1,053,724	-
Brightwood Switch SPV, LP	1,200,000	-	-	-	1,200,000	1,373,918	-
Eaglewood Income Fund I, LP	2,000,000	-	-	-	2,000,000	2,125,553	116,926
		-	-	-		4,553,195	116,926

Corporate Non-Convertible Bond
Huntingdon Real Estate	$500,000	-	-	-	$500,000	499,369	18,381

Warrant
Huntingdon Capital Corp.	14,000	-	-	-	14,000	43,493	-

Investment Company
Sound Point Floating Rate Income Fund	97,561	6,182	-	-	98,154	1,043,373	6,182

Total		$6,182		$-		$13,774,096	$141,489

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.                                        9

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2013.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Australia	$668,474	$-	$-	$668,474
Bermuda	3,140,814	-	-	3,140,814
Canada	15,745,152	-	-	15,745,152
Chile	1,430,712	-	-	1,430,712
Colombia	4,063,444	-	-	4,063,444
Hong Kong	5,678,580	-	-	5,678,580
India	6,446,177	-	-	6,446,177
Indonesia	3,932,594	-	-	3,932,594
Japan	9,566,021	-	-	9,566,021
Jordan	2,097,680	-	-	2,097,680
Kazakhstan	667,913	-	-	667,913
Malaysia	4,731,875	-	-	4,731,875
Mexico	3,939,831	-	-	3,939,831
Singapore	3,343,358	-	-	3,343,358
Switzerland	8,423,031	-	-	8,423,031
Ukraine	694,622	-	-	694,622
United Kingdom	5,050,373	-	-	5,050,373
United States	3,840,786	-	-	3,840,786
Preferred Stock
United States	-	-	200,000	200,000
Private Equity Funds
Brazil	545,407	-	-	545,407
India	1,053,724	-	-	1,053,724
United States	-	-	3,499,471	3,499,471
Corporate Non-Convertible Bonds	-	1,705,503	-	1,705,503
Warrants	122,348	-	-	122,348
Investment Companies	1,206,632	-	424,395	1,631,027
Purchased Options	8,599	-	-	8,599
Total Investments At Value	$86,398,147	$1,705,503	$4,123,866	$92,227,516

Other Financial Instruments**
Forward Currency Contracts	-	358,207	-	358,207
Total Assets	$86,398,147	$2,063,710	$4,123,866	$92,585,723

Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(301,199)	-	(301,199)
Total Liabilities	$-	$(301,199)	$-	$(301,199)

**
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at their unrealized appreciation/depreciation at year end.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2013.

See Notes to Financial Statements.                                        10

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Preferred Stock	Private Equity Funds	Corporate Non-Convertible Bonds	Investment Companies
Balance as of 03/31/13	$-	$3,455,866	$246,099	$-
Purchases	200,000	-	-	441,160
Transfers out	-	-	(245,134)	-
Change in unrealized appreciation/(depreciation)	-	43,605	(965)	(16,765)
Balance as of 09/30/13	$200,000	3,499,471	-	$424,395
Net change in unrealized appreciation/(depreciation) from investments held as of 09/30/13***	$-	$43,605	$(965)	$(16,765)

***	The change in unrealized appreciation/(depreciation) is included in the net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2013, are as follows:

Investments in Securities	Fair Value at 09/30/13	Valuation Technique(s)	Unobservable Input	Range as of 09/30/13	Weighted Average as of 09/30/13
Private Equity Funds – United States
Brightwood Switch SPV, LP	$1,373,918	Market Comparables	EV/EBITDA Multiple(1)	10.25x – 10.75x CFY 2013 EBITDA projection of $91.4mm (or EV of $936.9mm - $982.6mm and equity value of $820.8mm – $866.5mm	60% Equinix, 30% REITs, 10% other publicly traded data center companies

Eaglewood Income Fund I, LP	2,125,553	Loan Valuation Model	Interest Rates, Seasoning, FICO Scores, Loan loss Reserves(2)	Interest Rates: 6.03%-23.40%. Seasoning 0-9 months, FICO 660-855, Loan Loss Reserves -100% to 11.8%.
Delinquency Levels: 16-30 days: 0.17%, 31+ days: 0.63%. Interest Rate 12.61%, Seasoning 4.2 months, FICO: 703, Loan Loss Reserves: 1.07% of par (sum of the value of loans valued below par divided by par amount of loans).

(1)
 Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

(2)
Significant unobservable inputs used in the fair value measurement include interest rates, seasoning, FICO scores and loan loss reserves.  A significant increase or decrease in FICO scores and seasoning may result in a similar significant change in the fair value measurement.  A significant increase or decrease in interest rates or loan loss reserves may result in an opposite significant change in the fair value measurement.

See Notes to Financial Statements.                                        11

BECK, MACK & OLIVER GLOBAL FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

ASSETS.
Investments, at value (Cost $73,513,745)	$78,453,420
Investments in affiliated issuers, at value (Cost $8,778,934)	13,774,096
Total investments, at value (Cost $82,292,679)	$92,227,516
Cash	4,729,736
Receivables:
Fund shares sold	35,500
Investment securities sold	293,701
Dividends and interest	228,799
Unrealized gain on forward currency contracts	358,207
Prepaid expenses	9,561
Total Assets	97,883,020

LIABILITIES
Unrealized loss on forward currency contracts	301,199
Payables:
Investment securities purchased	251,112
Fund shares redeemed	59,002
Accrued Liabilities:
Adviser	Investment adviser fees	90,533
Trustees’ fees and expenses	24
Fund services fees	13,944
Other expenses	5,482
Total Liabilities	721,296

NET ASSETS	$97,161,724

COMPONENTS OF NET ASSETS
Paid-in capital	$80,336,825
Undistributed net investment income	886,650
Accumulated net realized gain	5,938,730
Net unrealized appreciation	9,999,519
NET ASSETS	$97,161,724
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,836,975
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$20.09
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                                        12

BECK, MACK & OLIVER GLOBAL FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2013

INVESTMENT INCOME .
Dividend income (Net of foreign withholding taxes of $73,017)	$898,578
Dividend income from affiliated investment	123,108
Interest income (Net of foreign withholding taxes of $111)	77,359
Interest income from affiliated investment	18,381
Total Investment Income	1,117,426

EXPENSES
Investment adviser fees	747,249
Fund services fees	84,829
Custodian fees	28,860
Registration fees	9,438
Professional fees	19,737
Trustees' fees and expenses	1,743
Miscellaneous expenses	31,395
Total Expenses	923,251
Fees waived and expenses reimbursed	(259,953)
Net Expenses	663,298

NET INVESTMENT INCOME	454,128

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,673,994
Foreign currency transactions	440,978
Net realized gain	3,114,972
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,431,307)
Investments in affiliated issuers	(120,198)
Foreign currency translations	(191,523)
Net change in unrealized appreciation (depreciation)	(6,743,028)
NET REALIZED AND UNREALIZED LOSS	(3,628,056)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,173,928)

March 31, 2013	#	41547	#	#	41364

See Notes to Financial Statements.                                        13

BECK, MACK & OLIVER GLOBAL FUND
STATMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013
OPERATIONS.
Net investment income	$454,128	$614,170
Net realized gain	3,114,972	4,643,076
Net change in unrealized appreciation (depreciation)	(6,743,028)	6,600,225
Increase (Decrease) in Net Assets Resulting from Operations	(3,173,928)	11,857,471

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	-	(3,042,594)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,023,537	5,609,566
Reinvestment of distributions	-	2,681,183
Redemption of shares	(3,548,652)	(8,439,393)
Redemption fees	14	6,798
Decrease in Net Assets from Capital Share Transactions	(1,525,101)	(141,846)
Increase (Decrease) in Net Assets	(4,699,029)	8,673,031

NET ASSETS
Beginning of Period	101,860,753	93,187,722
End of Period (Including line (a))	$97,161,724	$101,860,753

SHARE TRANSACTIONS
Sale of shares	98,586	281,247
Reinvestment of distributions	-	135,208
Redemption of shares	(174,895)	(439,340)
Decrease in Shares	(76,309)	(22,885)

(a) Undistributed net investment income.	$886,650	$432,522

See Notes to Financial Statements.                                        14

BECK, MACK & OLIVER GLOBAL FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2013		2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning
of Period	$20.73		$18.88	$20.28	$17.96	$11.99	$20.34
INVESTMENT OPERATIONS
Net investment income (a)	0.09		0.13	0.16	0.13	0.11	0.12
Net realized and unrealized gain (loss)	(0.73)		2.36	(0.89)	2.42	5.90	(8.12)
Total from Investment Operations	(0.64)		2.49	(0.73)	2.55	6.01	(8.00)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		—	(0.64)	(0.23)	(0.04)	—
Net realized gain	—		(0.64)	(0.03)	—	—	(0.35)
Total Distributions to Shareholders	—		(0.64)	(0.67)	(0.23)	(0.04)	(0.35)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	—	—
NET ASSET VALUE, End of Period	$20.09		$20.73	$18.88	$20.28	$17.96	$11.99
TOTAL RETURN	(3.09	)%(c)	13.35%	(3.20)%	14.24%	50.16%	(39.51)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$97,162	$101,861		$93,188	$105,157	$66,169	$36,259
Ratios to Average Net Assets:
Net investment income	0.91	%(d)	0.66%	0.87%	0.68%	0.69%	0.73%
Net expense	1.33	%(d)	1.25%	1.25%	1.25%	1.34%	1.75%
Gross expense (e)	1.85	%(d)	1.88%	1.90%	1.97%	2.20%	2.28%
PORTFOLIO TURNOVER RATE	25	%(c)	67%	101%	122%	54%	56%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                        15

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned 5.67% net of fees and expenses for the semi-annual period ended September 30, 2013, resulting in a net asset value of $14.54 per share.  By comparison, the S&P 500 Index (“S&P 500”) ended the September 30, 2013 semi-annual period with a return of 8.31% (with dividends reinvested).  Since its December 1, 2009 reorganization from a limited partnership, the Partners Fund has returned 15.81% annualized versus 13.87% (with dividends reinvested) annualized for the S&P 500. For a longer-term perspective, the Partners Fund’s average annual total returns for the period ending September, 30 2013 were as follows:

Average Annual Total Return as of 09/30/2013	One Year	Three Years	Since 12/01/2009 Reorg*	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	18.81%	17.74%	15.81%	8.96%	8.60%
S&P 500 Index1	19.34%	16.27%	13.87%	10.02%	7.57%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.42%. However, the Partners Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2014; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance on page 20.

Performance and Portfolio Update

At the conclusion of the semi-annual period, the Partners Fund had 28 equity holdings with the top ten (10) largest positions representing 47.5% of net assets (up from 43.3% as of 3/31/13).  The Partners Fund’s weighted average market capitalization was $45.8 billion, yet two of the Partners Fund’s top ten largest positions were below $2 billion in market capitalization.  The largest sector exposures remained Financials (26.6% of net assets), Energy (21.6%) and Healthcare (15.0%), with Cash representing 18.1%.

1The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Partners Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

16

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

Looking at the portfolio, the securities that contributed most positively to the Partners Fund’s semi-annual performance included:

Best Performing Equities	Contribution to Performance2
Molex, Inc., Class A	1.18%
Level 3 Communications, Inc.	0.97%
Dover Corp.	0.88%
Bed Bath & Beyond, Inc.	0.69%
Schlumberger, Ltd.	0.53%

Those that detracted from the Partners Fund’s semi-annual performance included:

Underperformaing Equities	Contribution to Performance2
PICO Holdings, Inc.	-0.09%
Abbott Laboratories	-0.25%
Baxter International, Inc.	-0.30%
Encana Corp.	-0.43%
International Business Machines Corp.	-0.59%

“If history repeats itself, and the unexpected always happens, how incapable must Man be of learning from experience?”
 – George Bernard Shaw

The observation that history repeats itself is not a novel concept, yet the rapidity of the repetition is often surprising. The risky lending practices that were a hallmark of the pre-financial crisis credit froth appear to be staging a comeback in the U.S. as companies take advantage of investors’ desperate search for higher yields. The issuance of payment-in-kind (“PIK”) toggle notes, which give a company the option to pay lenders with more debt rather than cash during lean times, has surged in recent months. PIK note issuance stands at ~$9.2 billion thus far in 2013, the highest volume since 2008 when ~$13.4 billion of PIK notes were sold. The track records of those companies issuing this type of debt are poor with approximately 32% defaulting at some point between 2008 to mid-2013 according to credit rating agency Moody’s.

The return of these esoteric debt structures – popular during the apogee of the 2006 - 2007 credit bubble – completes a satirical circularity as investor demand is largely being driven by the Federal Reserve’s prolonged program of monetary stimulus….the very program that was put in place in response to the financial crisis. This program has kept interest rates unnaturally low and forced investors to take excessive risk in order to generate mediocre returns. In fact, there has also been a return of other risky instruments, including “cov-lite” loans that come with fewer protections for lenders as well as collateralized loan obligations that slice and dice leveraged loans and junk bonds. The concern is that the Federal Reserve’s unprecedented measures are fueling cheap and easy credit while at the same time creating a stockpile of risks

2   Contribution is the return of a security multiplied by the security’s weight in the portfolio.  Such weighting is of the public equity securities and cash held in the portfolio.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

that may surface later on.

Like my kids, who year after year overindulge in Halloween candy, get belly aches and promise that it will never happen again, shrewd investors around the world can’t seem to resist the Wall Street treats that may ultimately cause severe indigestion.

Misperception of Risk

Research within the psychometric paradigm has shed light on the roles of affect, emotion and stigma in influencing risk perception. All things being equal, the greater people perceived a benefit to be, the greater the tolerance they had for risk. Studies have shown that if a person derived pleasure from using a product, he/she tended to judge its benefits as high and its risks as low. If the activity was disliked, the judgments were opposite. Thus, research in psychometrics has proven that risk perception is highly dependent on intuition, experiential thinking and emotions. As such, it is easy to understand why investors who enjoy stock markets that rise and mortgage rates that stay low may be underestimating the risks that exist in both the equity and fixed income markets at present.

Recently the International Monetary Fund (IMF) warned that if the Federal Reserve’s move to start scaling back its asset purchases raises long-term interest rates by one percentage point, market losses on bond portfolios could reach $2.3 trillion. In a world of heightened financial stability risks – as demonstrated by the flight to safety from emerging markets this past summer – the concern remains that large elements of the world’s financial system remain vulnerable to stresses that might ensue as the extraordinary policy measures in place are scaled back. As we have seen before, liquidity conditions could become strained.

Additionally, in the equity markets there are signs of exuberance visible in: 1) the magnitude of net margin debt (currently sitting at a cycle high), 2) the equity outperformance of highly leveraged, lower credit quality companies, and 3) the fact that more than one hundred percent of equity market gains since January 2009 have taken place during weeks of Federal Reserve stimulus programs with the rest of the weekly returns being negative.

There is no way to predict the outcome of this unprecedented period in monetary history and we don’t spend much time, if any, attempting to do so. However, being aware of how investors perceive and often underestimate risk causes us to remain acutely aware of the prices we pay for securities and focuses our attention on ensuring that the risk / reward profile remains highly asymmetric to the upside for both existing positions in the portfolio and new entrants. Said plainly, we want to be fully invested only when the risk of capital impairment is exceedingly low and opportunities are at a maximum.

As you know, we consider ourselves analysts, not economists, and spend the majority of our time studying both industries (focusing on the cyclical and secular forces that create both opportunity and risk) and individual companies (trying to decipher the quality of a management team and the sustainability of a company’s competitive advantage by understanding how changes can impact unit level economics). Great opportunities present themselves when high quality businesses trade at discounted valuations, and it is not uncommon for us to wait for years until the two factors are aligned. It is during periods of market ebullience that exercising great patience has the potential to add significant value.

18

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

The Benefits of Quality

During the semi-annual period our portfolio again benefited from our focus on owning high quality businesses at attractive valuations. Shares of Molex Incorporated (MOLX) moved meaningfully higher following the news that privately-held Koch Industries will pay $38.50 per share in cash for the Company. The deal values the Company at $7.2 billion and represented a 56% premium to the price of the Class A shares prior to announcement.

To us, it is not surprising that at the close of the transaction, Molex will become a standalone subsidiary of Koch Industries and will continue to be run by the current management team, as the operational acumen of the CEO (Martin Slark) and the other senior leaders was integral to our investment thesis.

Further, as you know, we focus on aligning ourselves with management teams and directors who have proven themselves to be thoughtful allocators of capital, which in some cases means selling the business when an attractive offer is received. Fred Krehbiel, co-chairman of Molex’s board, commented on the decision to sell the company, "After 75 years this was a difficult decision, but our board of directors and our family believe that this transaction, which follows a diligent and thorough review process by the board, provides outstanding benefits for all our stakeholders.” We applaud Fred and the board for the decision and feel that a sale of the company at 1.9x annual revenues and 28x annual earnings represents an excellent sale price. We have exited our Molex position.

Our attraction to quality and focus on valuation has rewarded us several times during the course of the past few years. In 2011, Nalco (NLC), a global water treatment company, was purchased by Ecolab (ECL) for ~$5.4 billion (representing a 32% premium to the share price prior to announcement). In 2012, Plains Exploration and Production (PXP) announced it was being purchased by Freeport-McMoRan Copper and Gold for ~$6.9 billion (representing a 39% premium to the share price prior to announcement).

In addition to these corporate takeovers, we have had several companies in our portfolio spin off divisions to shareholders in an effort to unlock value (Crimson Wine Group, AbbVie and Brookfield Property Partners). As investors that manage concentrated portfolios of (on average) no more than thirty securities, we are pleased with our frequent exposure to these value creating corporate events and remain resolute in our focus on searching for high quality at attractive valuations.

Again, my most sincere thanks for your support.

Zachary A. Wydra
Portfolio Manager

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2013

include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Partners Fund managers as of September 30, 2013 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

20

BECK, MACK & OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (“S&P 500”), and the secondary benchmark, Russell 1000® Index (“Russell 1000”) over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total return of the S&P 500 and Russell 1000 include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 and Russell 1000 do not include expenses. The Fund is professionally managed while the S&P 500 and Russell 1000 are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.42%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.00%, through July 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
AFA

21

BECK, MACK & OLIVER PARTNERS FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2013

AFA
See Notes to Financial Statements.                                     22

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

AFA
Shares	Security Description	Value

Common Stock - 82.5%
Consumer Discretionary - 2.5%
47,650	Bed Bath & Beyond, Inc. (a)	$3,686,204

Energy - 21.6%
34,520	Bristow Group, Inc.	2,511,675
60,750	Devon Energy Corp.	3,508,920
406,250	Encana Corp.	7,040,312
57,050	National Oilwell Varco, Inc.	4,456,176
209,400	Noble Corp.	7,909,038
45,050	Schlumberger, Ltd.	3,980,618
141,900	Subsea 7 SA, ADR	2,944,425
		32,351,164
Financials - 26.6%
56,700	Axis Capital Holdings, Ltd.	2,455,677
20,300	Berkshire Hathaway, Inc., Class B (a)	2,304,253
249,550	Brookfield Asset Management, Inc., Class A	9,333,170
43,342	Enstar Group, Ltd. (a)	5,920,517
30,080	Homefed Corp. (a)	1,074,457
238,900	Leucadia National Corp.	6,507,636
298,401	PICO Holdings, Inc. (a)	6,463,366
33,909	RenaissanceRe Holdings, Ltd.	3,069,782
71,800	U.S. Bancorp	2,626,444
		39,755,302
Healthcare - 15.0%
206,400	Abbott Laboratories	6,850,416
110,750	Baxter International, Inc.	7,275,167
29,950	Laboratory Corp. of America Holdings (a)	2,969,243
77,150	Merck & Co., Inc.	3,673,112
15,600	Waters Corp. (a)	1,656,876
		22,424,814
Industrials - 5.5%
53,800	Dover Corp.	4,832,854
47,300	Fluor Corp.	3,356,408
		8,189,262
Information Technology - 8.1%
47,500	International Business Machines Corp.	8,796,050
18,800	Microsoft Corp.	626,228
40,250	QUALCOMM, Inc.	2,711,240
		12,133,518
Telecommunication Services - 3.2%
182,650	Level 3 Communications, Inc. (a)	4,874,929

		Value
Total Common Stock (Cost $104,131,458)		123,415,193
Total Investments - 82.5% (Cost $104,131,458)*		$123,415,193
Other Assets & Liabilities, Net - 17.5%		26,193,943
Net Assets - 100.0%		$149,609,136

ADR	American Depositary Receipt
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,847,189
Gross Unrealized Depreciation	(563,454)
Net Unrealized Appreciation	$19,283,735

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$123,415,193
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$123,415,193

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

See Notes to Financial Statements.                                     23

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

ASSETS
Total investments, at value (Cost $104,131,458)	$123,415,193
Cash	27,011,828
Receivables:
Fund shares sold	453,359
Investment securities sold	706,266
Dividends and interest	129,949
Prepaid expenses	17,134
Total Assets	151,733,729

LIABILITIES
Payables:
Investment securities purchased	1,977,096
Fund shares redeemed	26,755
Accrued Liabilities:
Adviser	Investment adviser fees	88,357
Trustees’ fees and expenses	241
Fund services fees	18,454
Other expenses	13,690
Total Liabilities	2,124,593

NET ASSETS	$149,609,136

COMPONENTS OF NET ASSETS
Paid-in capital	$122,903,123
Undistributed net investment income	238,306
Accumulated net realized gain	7,183,972
Net unrealized appreciation	19,283,735
NET ASSETS	$149,609,136
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	10,289,120
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.54
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                                     24

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $54,974)	$841,266
Interest income	18,314
Total Investment Income	859,580

EXPENSES
Investment adviser fees	680,299
Fund services fees	103,634
Custodian fees	6,839
Registration fees	9,789
Professional fees	19,652
Trustees' fees and expenses	2,350
Miscellaneous expenses	49,248
Total Expenses	871,811
Fees waived and expenses reimbursed	(191,510)
Net Expenses	680,301

NET INVESTMENT INCOME	179,279

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	5,381,625
Net change in unrealized appreciation (depreciation) on investments	2,057,310
NET REALIZED AND UNREALIZED GAIN	7,438,935
INCREASE IN NET ASSETS FROM OPERATIONS	$7,618,214

March 31, 2013	#	41547	#	#	41364

See Notes to Financial Statements.                                     25

BECK, MACK & OLIVER PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013
OPERATIONS
Net investment income	$179,279	$313,266
Net realized gain	5,381,625	3,614,957
Net change in unrealized appreciation (depreciation)	2,057,310	8,842,792
Increase in Net Assets Resulting from Operations	7,618,214	12,771,015

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(281,799)
Net realized gain	-	(2,179,737)
Total Distributions to Shareholders	-	(2,461,536)

CAPITAL SHARE TRANSACTIONS
Sale of shares	33,593,670	63,095,091
Reinvestment of distributions	-	2,415,936
Redemption of shares	(7,647,818)	(6,840,946)
Redemption fees	6,805	1,729
Increase in Net Assets from Capital Share Transactions	25,952,657	58,671,810
Increase in Net Assets	33,570,871	68,981,289

NET ASSETS
Beginning of Period	116,038,265	47,056,976
End of Period (Including line (a))	$149,609,136	$116,038,265

SHARE TRANSACTIONS
Sale of shares	2,399,265	4,915,377
Reinvestment of distributions	-	192,467
Redemption of shares	(543,893)	(542,992)
Increase in Shares	1,855,372	4,564,852

(a) Undistributed net investment income.	$238,306	$59,027

See Notes to Financial Statements.                                     26

BECK, MACK & OLIVER PARTNERS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,			December 1, 2009 (a) through March 31,
	2013		2013	2012	2011	2010
NET ASSET VALUE, Beginning of Period	$13.76		$12.16	$12.53	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.02		0.06	0.08	0.11	0.03
Net realized and unrealized gain (loss)	0.76		1.97	0.95	2.25	0.64
Total from Investment Operations	0.78		2.03	1.03	2.36	0.67
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.05)	(0.06)	(0.10)	(0.01)
Net realized gain	—		(0.38)	(1.34)	(0.39)	—
Total Distributions to Shareholders	—		(0.43)	(1.40)	(0.49)	(0.01)
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	—	—
NET ASSET VALUE, End of Period	$14.54		$13.76	$12.16	$12.53	$10.66
TOTAL RETURN	5.67	%(d)	16.97%	9.82%	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$149,609	$116,038		$47,057	$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	0.26	%(e)	0.46%	0.68%	1.03%	0.86	%(e)
Net expense	1.00	%(e)	1.00%	1.00%	1.00%	1.00	%(e)
Gross expense (f)	1.28	%(e)	1.42%	1.80%	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	14	%(d)	37%	67%	49%	17	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                     27

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 1. Organization

Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Beck, Mack & Oliver Global Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2012, Beck Mack & Oliver Global Equity Fund was renamed Beck, Mack & Oliver Global Fund.  Prior to June 24, 2009, Beck, Mack & Oliver Global Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private equity funds will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these

28

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2013, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

29

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as Beck, Mack & Oliver Global Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended September 30, 2013, Beck, Mack & Oliver Global Fund entered into an aggregated total notional value of $33,042,337 of forward currency contracts.

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver Global Fund as of September 30, 2013, are disclosed in the table below.

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
443,205	Australian Dollar	11/12/13	$(402,696)	$9,552
(443,205)	Australian Dollar	11/12/13	445,000	32,752
(1,941,040)	Canadian Dollars	10/02/13	1,900,000	15,587
(1,755,821)	Canadian Dollars	10/23/13	1,700,000	(3,609)
(2,318,515)	Canadian Dollars	11/12/13	2,300,000	51,583
(3,014,753)	Canadian Dollars	11/15/13	2,950,000	26,622
(2,948,368)	Canadian Dollars	01/31/14	2,850,000	(3,436)
(1,773,780)	Canadian Dollars	02/21/14	1,700,000	(15,769)
(2,101,400)	Canadian Dollars	02/21/14	2,000,000	(32,674)
(808,561)	Swiss Franc	11/29/13	840,000	(54,505)
(518,893)	Swiss Franc	03/26/14	570,000	(4,730)
(71,218,000)	Chilean Peso	12/17/13	140,000	459
(46,732,500)	Chilean Peso	03/17/14	90,000	(484)
(246,273,600)	Chilean Peso	03/27/14	480,000	3,798
(410,078)	Pounds Sterling	10/24/13	625,000	(38,741)
(232,985)	Pounds Sterling	11/25/13	350,000	(27,019)
(326,851)	Pounds Sterling	12/05/13	500,000	(28,879)
(7,473,350,000)	Indonesian Rupiah	12/27/13	685,000	50,072
(7,429,000,000)	Indonesian Rupiah	01/21/14	680,000	51,611

30

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(80,136,000)	Indian Rupee	03/12/14	1,200,000	$(29,214)
(85,956,000)	Indian Rupee	03/18/14	1,300,000	(16,730)
(167,469,890)	Japanese Yen	10/11/13	1,700,000	(3,866)
(2,273,376)	Mexican Peso	02/24/14	170,000	(1,648)
(3,037,840)	Mexican Peso	02/24/14	230,000	633
(3,039,185)	Mexican Peso	03/24/14	235,000	6,031
(1,424,340)	Malaysian Ringgit	12/16/13	450,000	15,186
(1,851,070)	Malaysian Ringgit	01/07/14	580,000	15,668
(3,233,000)	Malaysian Ringgit	01/10/14	1,000,000	14,537
(2,212,809)	Malaysian Ringgit	02/18/14	670,000	(2,928)
(2,146,752)	Malaysian Ringgit	02/24/14	640,000	(12,606)
(895,320)	Malaysian Ringgit	02/24/14	270,000	(2,175)
(996,200)	Norwegian Krone	11/25/13	170,000	4,683
(915,923)	Norwegian Krone	02/24/14	150,000	(1,473)
(1,487,375)	Norwegian Krone	08/14/14	250,000	2,650
(594,593)	Singapore Dollar	11/14/13	480,000	6,024
3,098,500	Thailand Baht	12/18/13	(98,930)	(347)
(3,098,500)	Thailand Baht	12/18/13	100,000	1,416
(555,750)	New Turkish Lira	10/02/13	300,000	24,882
339,380	New Turkish Lira	10/02/13	(172,932)	(4,927)
216,370	New Turkish Lira	10/02/13	(110,000)	(2,889)
872,235	New Turkish Lira	12/19/13	(438,089)	(12,550)
(872,235)	New Turkish Lira	12/19/13	450,000	24,461

				$57,008

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2013, are disclosed in Beck, Mack & Oliver Global Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as Beck, Mack & Oliver Global Fund transacts purchased options in order to achieve the exposure desired by the adviser. Beck, Mack & Oliver Global Fund entered into a total value of $26,250 on purchased options during the period ended September 30, 2013.

Derivatives Transactions - Beck, Mack & Oliver Global Fund’s use of derivatives during the period ended September

31

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

30, 2013, was limited to purchased options and forward currency contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on Beck, Mack & Oliver Global Fund.

The location on the Statement of Assets and Liabilities of Beck, Mack & Oliver Global Fund’s derivative positions by type of exposure is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Contract Type/ Primary Risk Exposure

Purchased Options/ Equity	Investments, at value	$8,599

Forward Currency Contracts	Unrealized gain on forward currency contracts	358,207	Unrealized loss on forward currency contracts	$301,199

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2013, by Beck, Mack & Oliver Global Fund are recorded in the following locations on the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Contract Type/Primary Risk Exposure

Purchased Options/Equity	Realized gain (loss) – Investments in unaffiliated issuers and Net Change in Unrealized Appreciation (Depreciation) on – Investments in unaffiliated issuers	$-	$(17,651)

Forward Currency Contracts	Realized gain (loss) – Foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on – Foreign currency translations	479,381	(194,852)

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities

32

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

33

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% and 1.00% of average daily net assets through July 31, 2014, of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively. For the period ended September 30, 2013, fees waived were as follows:

Investment Adviser Fees Waived
Beck, Mack & Oliver Global Fund	$259,953
Beck, Mack & Oliver Partners Fund	191,510

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2013, were as follows:

	Purchases	Sales
Beck, Mack & Oliver Global Fund	$24,449,284	$23,429,784
Beck, Mack & Oliver Partners Fund	38,136,911	15,762,394

Note 6. Federal Income Tax and Investment Transactions

As of March 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Total
Beck, Mack & Oliver Global Fund	$8,356,374	$1,593,128	$10,049,325	$19,998,827
Beck, Mack & Oliver Partners Fund	922,428	1,246,012	16,919,359	19,087,799

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements

34

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

of Assets and Liabilities are primarily due to partnerships, wash sales, currency contracts, real estate investment trusts and investments in passive foreign investment companies in the Beck, Mack & Oliver Global Fund and wash sales in the Beck, Mack & Oliver Partners Fund.

Note 7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

35

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013, through September 30, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver Global Fund
Actual	$1,000.00	$969.12	$6.57	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73	1.33%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,056.68	$5.16	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

37

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

Semi-Annual Report
September 30, 2013
(Unaudited)

LMCG FUNDS

SEPTEMBER 30, 2013

LMCG Global Market Neutral Fund

Schedule of Investments	1
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12

LMCG Global MultiCap Fund

Schedule of Investments	13
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20

LMCG Funds

Notes to Financial Statements	21
Additional Information	26

IMPORTANT INFORMATION
An investment in the Funds is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

Long Positions - 103.2%
Equity Securities - 102.0%
Common Stock - 100.5%
Australia - 0.8%
	427	Ramsay Health Care, Ltd.	$14,422

Austria - 0.7%
	273	OMV AG	13,481

Belgium - 1.6%
	238	Cie d'Entreprises CFE	18,149
	208	Delhaize Group SA	13,109
			31,258
Bermuda - 2.2%
	327	Axis Capital Holdings, Ltd.	14,163
	105	Everest Re Group, Ltd.	15,268
	1,152	Maiden Holdings, Ltd.	13,605
			43,036
Denmark - 0.7%
	368	Schouw & Co.	13,403

Finland - 0.8%
	768	Amer Sports Oyj	15,542

France - 5.2%
	210	Boiron SA	13,748
	267	Eiffage SA	14,647
	660	Plastic Omnium SA	16,698
	809	Suez Environnement Co.	13,131
	936	UBISOFT Entertainment (a)	14,472
	194	Vicat	13,788
	241	Vinci SA	14,030
			100,514
Germany - 3.4%
	85	Allianz SE	13,373
	94	Fresenius SE & Co. KGaA	11,670
	283	Suedzucker AG	8,333
	783	Takkt AG	14,761
	290	Wincor Nixdorf AG	18,095
			66,232
Ireland - 1.6%
	509	Alkermes PLC (a)	17,112
	313	DCC PLC	12,816
			29,928
Isle Of Man - 0.8%
	1,336	Playtech PLC	15,922

Italy - 2.3%
	724	Danieli & C Officine Meccaniche SpA	14,143
	468	Gtech Spa	13,391

	Shares	Security Description	Value

Italy – (continued)
	536	Industria Macchine Automatiche SpA	$15,702
			43,236
Japan - 10.9%
	600	Aoyama Trading Co., Ltd.	16,392
	800	Brother Industries, Ltd.	9,058
	400	Electric Power Development Co., Ltd.	13,060
	1,100	Fuji Machine Manufacturing Co., Ltd.	10,969
	1,000	Hitachi, Ltd.	6,626
	1,000	Japan Aviation Electronics Industry, Ltd.	11,609
	400	Japan Tobacco, Inc.	14,420
	4,000	Kyodo Printing Co., Ltd.	11,691
	1,600	Nisshin Steel Holdings Co., Ltd.	21,295
	500	Obic Co., Ltd.	16,172
	400	Ship Healthcare Holdings, Inc.	15,603
	800	Sumitomo Corp.	10,813
	400	Taiyo Holdings Co., Ltd.	12,467
	1,000	Toppan Printing Co., Ltd.	8,082
	3,000	Toyo Tire & Rubber Co., Ltd.	18,166
	1,100	Ushio, Inc.	13,700
			210,123
Netherlands - 2.9%
	502	Arcadis NV	14,363
	1,141	CNH Industrial NV (a)	14,259
	203	Heineken Holding NV	12,835
	815	Koninklijke Ahold NV	14,120
			55,577
Norway - 0.6%
	260	Fred Olsen Energy ASA	11,543

Spain - 0.8%
	432	Amadeus IT Holding SA	15,317

Sweden - 2.2%
	1,698	Fastighets AB Balder, Class B (a)	13,865
	2,206	Kungsleden AB	14,725
	1,187	Securitas AB, Class B	13,554
			42,144
Switzerland - 3.0%
	27	Georg Fischer AG	16,438
	34	Kuoni Reisen Holding AG	13,940
	75	Swiss Life Holding AG (a)	14,201
	163	Swiss Re AG	13,505
			58,084
United Kingdom - 3.3%
	1,152	Berendsen PLC	16,917
	550	Go-Ahead Group PLC	14,936
	1,098	Mondi PLC	18,527

See Notes to Financial Statements.                                        1                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

United Kingdom – (continued)
	270	SABMiller PLC	$13,733
			64,113
United States - 56.7%
	225	Adams Resources & Energy, Inc.	12,490
	177	Alliant Techsystems, Inc.	17,268
	636	AMAG Pharmaceuticals, Inc. (a)	13,661
	4,268	AmeriServ Financial, Inc.	13,444
	397	AOL, Inc. (a)	13,728
	203	Ascent Capital Group, Inc.,	16,366
		Class A (a)
	1,722	Astex Pharmaceuticals Inc (a)	14,603
	415	Avnet, Inc.	17,310
	759	Beazer Homes USA, Inc. (a)	13,662
	704	Big 5 Sporting Goods Corp.	11,320
	32	Biglari Holdings, Inc. (a)	13,205
	865	Booz Allen Hamilton Holding Corp.	16,712
	705	Brown Shoe Co., Inc.	16,546
	210	CACI International, Inc., Class A (a)	14,513
	1,021	Comfort Systems USA, Inc.	17,163
	864	Convergys Corp	16,200
	546	CoreLogic, Inc. (a)	14,769
	584	CSG Systems International, Inc.	14,629
	492	Cynosure, Inc., Class A (a)	11,223
	337	Delek US Holdings, Inc.	7,107
	177	Dillard's, Inc., Class A	13,859
	194	DST Systems, Inc.	14,630
	787	Emergent Biosolutions, Inc. (a)	14,992
	271	EnerSys	16,431
	237	ePlus, Inc. (a)	12,248
	65	First Citizens BancShares, Inc., Class A	13,364
	386	Foot Locker, Inc.	13,101
	964	FutureFuel Corp.	17,313
	1,824	Graphic Packaging Holding Co. (a)	15,613
	409	Greatbatch, Inc. (a)	13,918
	394	HCA Holdings, Inc. (a)	16,844
	368	Heartland Payment Systems, Inc.	14,617
	403	Hi-Tech Pharmacal Co., Inc. (a)	17,390
	314	Hyatt Hotels Corp., Class A (a)	13,489
	261	IAC/InterActiveCorp.	14,269
	495	Iconix Brand Group, Inc. (a)	16,444
	663	Insight Enterprises, Inc. (a)	12,544
	417	Insperity, Inc.	15,679
	1,048	Kimball International., Inc., Class B	11,622
	1,725	Kratos Defense & Security Solutions, Inc. (a)	14,283
	1,077	Lannett Co., Inc. (a)	23,500
	436	Lexmark International, Inc., Class A	14,388
	250	Magellan Health Services, Inc. (a)	14,990

	Shares	Security Description		Value

United States – (continued)
	238	Manpowergroup, Inc.		$17,312
	330	Marriott Vacations Worldwide Corp. (a)		14,520
	439	MasTec, Inc. (a)		13,302
	799	Matrix Service Co. (a)		15,676
	425	Multimedia Games Holding Co., Inc. (a)		14,684
	982	Navigant Consulting, Inc. (a)		15,182
	391	Nelnet, Inc., Class A		15,034
	370	Oshkosh Corp. (a)		18,123
	350	PAREXEL International Corp. (a)		17,581
	2,365	Parker Drilling Co. (a)		13,481
	879	PC Connection, Inc. (a)		13,264
	595	Sandy Spring Bancorp, Inc.		13,840
	659	Santarus, Inc. (a)		14,874
	284	Schweitzer-Mauduit International, Inc.		17,191
	1,241	Select Medical Holdings Corp.		10,015
	325	Stamps.com, Inc. (a)		14,927
	498	SurModics, Inc. (a)		11,842
	838	Symetra Financial Corp.		14,933
	549	TD Ameritrade Holding Corp.		14,373
	690	Union First Market Bankshares Corp.		16,125
	620	Unisys Corp. (a)		15,618
	336	United States Cellular Corp. (a)		15,298
	469	Universal Electronics, Inc. (a)		16,898
	276	URS Corp.		14,835
	997	Vishay Intertechnology, Inc. (a)		12,851
	706	Washington Federal, Inc.		14,600
	588	Webster Financial Corp.		15,012
	480	WesBanco, Inc.		14,270
	402	West Pharmaceutical Services, Inc.		16,542
	1,749	Wilshire Bancorp, Inc.		14,307
	457	Worthington Industries, Inc.		15,735
				1,093,692

Total Common Stock (Cost $1,804,746)				1,937,567

	Shares	Security Description	Rate	Value

Preferred Stock - 1.5%
Germany - 1.5%
	109	Draegerwerk AG & Co. KGaA	0.00%	13,881
	713	Sixt SE	0.57	15,235
				29,116

Total Preferred Stock (Cost $27,858)				29,116
Total Equity Securities (Cost $1,832,604)				1,966,683

See Notes to Financial Statements.                                        2                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

Money Market Fund - 1.2%
	24,132	Dreyfus Treasury Prime Cash Management, 0.00% (b) (Cost $24,132)	$24,132
Total Long Positions - 103.2% (Cost $1,856,736)*			$1,990,815
Total Short Positions - (100.9)% (Cost $(1,870,173))*			(1,946,571)

Other Assets & Liabilities, Net – 97.7%			1,884,679
Net Assets – 100.0%			$1,928,923

See Notes to Financial Statements.                                        3                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

	Shares	Security Description	Value
Short Positions - (100.9)%
Common Stock - (100.9)%
Belgium - (0.6)%
	(107)	Cofinimmo REIT	$ (12,537)
Bermuda - (1.0)%
	(1505)	Orient-Express Hotels, Ltd., Class A	(19,535)
Finland - (0.8)%
	(299)	Nokian Renkaat OYJ	(15,202)
France - (4.9)%
	(1344)	Beneteau SA	(21,727)
	(446)	Carrefour SA	(15,298)
	(253)	Nexans SA	(15,337)
	(221)	Rubis SCA	(13,960)
	(123)	Societe BIC SA	(14,304)
	(99)	Wendel SA	(13,425)
			(94,051)
Germany - (6.2)%
	(2282)	Balda AG	(15,282)
	(108)	Bertrandt AG	(13,619)
	(437)	Carl Zeiss Meditec AG	(13,050)
	(207)	Deutsche Boerse AG	(15,579)
	(292)	Gerry Weber International AG	(12,030)
	(970)	Kloeckner & Co. SE	(13,143)
	(33)	KWS Saat AG	(11,474)
	(92)	Pfeiffer Vacuum Technology AG	(11,270)
	(318)	Salzgitter AG	(13,209)
			(118,656)
Italy - (0.8)%
	(1733)	Ansaldo STS SpA	(16,043)
Japan - (11.0)%
	(700)	Daiseki Co., Ltd.	(12,930)
	(1200)	Fancl Corp.	(14,615)
	(300)	Hamamatsu Photonics KK	(11,331)
	(700)	House Foods Group, Inc.	(10,882)
	(500)	Konami Corp.	(11,562)
	(900)	Kyoei Steel, Ltd.	(16,453)
	(500)	LIXIL Group Corp.	(10,307)
	(6)	M3, Inc.	(16,638)
	(500)	McDonald's Holdings Co. Japan, Ltd.	(13,784)
	(400)	Miura Co., Ltd.	(11,037)
	(400)	MonotaRO Co., Ltd.	(11,752)
	(700)	NS Solutions Corp.	(13,815)
	(2000)	Obayashi Corp.	(11,968)
	(900)	Square Enix Holdings Co., Ltd.	(14,291)
	Shares	Security Description	Value

Japan - (continued)
	(700)	Stanley Electric Co., Ltd.	$(14,925)
	(2600)	Tokyo Steel Manufacturing Co., Ltd.	(15,439)
			(211,729)
Jersey - (0.7)%
	(195)	Randgold Resources, Ltd.	(13,978)
Netherlands - (2.1)%
	(403)	ASM International NV	(13,991)
	(323)	Corio NV REIT	(13,914)
	(188)	Heineken NV	(13,319)
			(41,224)
Norway - (1.8)%
	(325)	Algeta ASA	(12,530)
	(716)	Det Norske Oljeselskap ASA	(9,688)
	(1829)	Orkla ASA	(13,324)
			(35,542)
Singapore - (0.9)%
	(2000)	Singapore Airlines, Ltd.	(16,654)
Spain - (0.8)%
	(926)	Zardoya Otis SA	(15,035)
Sweden - (1.6)%
	(958)	Elekta AB, Class B	(15,447)
	(341)	Hennes & Mauritz AB, Class B	(14,815)
			(30,262)
Switzerland - (2.1)%
	(35)	Burckhardt Compression Holding AG	(13,818)
	(267)	Huber & Suhner AG	(14,046)
	(298)	Zehnder Group AG	(13,282)
			(41,146)
United Kingdom - (6.6)%
	(675)	BG Group PLC	(12,886)
	(1236)	Drax Group PLC	(13,636)
	(2435)	Imagination Technologies Group PLC	(12,835)
	(1871)	Michael Page International PLC	(14,929)
	(1686)	Millennium & Copthorne Hotels PLC	(15,142)
	(440)	Renishaw PLC	(12,831)
	(352)	Rotork PLC	(15,536)
	(2820)	SDL PLC	(14,247)
	(1569)	Shaftesbury PLC REIT	(14,979)
			(127,021)

See Notes to Financial Statements.                                        4                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

	Shares	Security Description	Value

United States - (59.0)%
	(361)	Abaxis, Inc.	$ (15,198)
	(2914)	Accuray, Inc.	(21,534)
	(289)	ACI Worldwide, Inc.	(15,623)
	(666)	Aerovironment, Inc.	(15,385)
	(369)	Air Methods Corp.	(15,719)
	(924)	Akorn, Inc.	(18,184)
	(664)	Ariad Pharmaceuticals, Inc.	(12,218)
	(320)	Arthur J. Gallagher & Co.	(13,968)
	(401)	Beacon Roofing Supply, Inc.	(14,785)
	(1248)	BioScrip, Inc.	(10,957)
	(391)	BJ's Restaurants, Inc.	(11,229)
	(984)	Bravo Brio Restaurant Group, Inc.	(14,858)
	(1998)	Citizens, Inc.	(17,263)
	(394)	City Holding Co.	(17,037)
	(298)	CLARCOR, Inc.	(16,548)
	(1063)	Coeur Mining, Inc.	(12,809)
	(630)	Cognex Corp.	(19,757)
	(447)	Community Bank System, Inc.	(15,252)
	(892)	Comstock Resources, Inc.	(14,192)
	(438)	DigitalGlobe, Inc.	(13,850)
	(565)	eHealth, Inc.	(18,227)
	(469)	Ellie Mae, Inc.	(15,013)
	(2818)	Endeavour International Corp.	(15,076)
	(981)	Endocyte, Inc.	(13,077)
	(852)	Endologix, Inc.	(13,743)
	(81)	Equinix, Inc.	(14,876)
	(485)	Ethan Allen Interiors, Inc.	(13,517)
	(281)	First Financial Bankshares, Inc.	(16,528)
	(1193)	GenMark Diagnostics, Inc.	(14,495)
	(917)	Golub Capital BDC, Inc.	(15,901)
	(1225)	GrafTech International, Ltd.	(10,351)
	(303)	Greenhill & Co., Inc.	(15,114)
	(302)	Guidewire Software, Inc.	(14,227)
	(2218)	Halcon Resources Corp.	(9,826)
	(1610)	Headwaters, Inc.	(14,474)
	(832)	Heritage-Crystal Clean, Inc.	(14,993)
	(654)	HMS Holdings Corp.	(14,068)
	(154)	IDEXX Laboratories, Inc.	(15,346)
	(836)	Ignite Restaurant Group, Inc.	(12,975)
	(437)	Independent Bank Corp.	(15,601)
	(1297)	InnerWorkings, Inc.	(12,737)
	(732)	Intrepid Potash, Inc.	(11,478)
	(2207)	Iridium Communications, Inc.	(15,184)
	(960)	Jive Software, Inc.	(12,000)
	(305)	Jos A. Bank Clothiers, Inc.	(13,408)
	(1328)	Kearny Financial Corp.	(13,572)
	(173)	Liberty Ventures, Class A	(15,253)
	(268)	Life Time Fitness, Inc.	(13,794)
	(321)	Liquidity Services, Inc.	(10,773)
	(1668)	LivePerson, Inc.	(15,746)
	(631)	LMI Aerospace, Inc.	(8,430)
	(311)	MICROS Systems, Inc.	(15,531)
	(163)	MicroStrategy, Inc.	(16,913)

	Shares	Security Description	Value
United States - (continued)
	(307)	Monro Muffler Brake, Inc.	$(14,272)
	(474)	National Instruments Corp.	(14,661)
	(1176)	NCI Building Systems, Inc.	(14,982)
	(1345)	NL Industries, Inc.	(15,266)
	(692)	Nuance Communications, Inc.	(12,937)
	(1209)	Optimer Pharmaceuticals, Inc.	(15,233)
	(217)	Oxford Industries, Inc.	(14,752)
	(2382)	Penn Virginia Corp.	(15,840)
	(144)	Pharmacyclics, Inc.	(19,932)
	(1070)	Procera Networks, Inc.	(16,574)
	(757)	RealPage, Inc.	(17,532)
	(925)	Riverbed Technology, Inc.	(13,496)
	(180)	RLI Corp.	(15,736)
	(252)	Royal Gold, Inc.	(12,262)
	(202)	SPS Commerce, Inc.	(13,518)
	(723)	Stage Stores, Inc.	(13,882)
	(272)	Steven Madden, Ltd.	(14,642)
	(398)	Team, Inc.	(15,820)
	(396)	Theravance, Inc.	(16,192)
	(3153)	Threshold Pharmaceuticals, Inc.	(14,661)
	(869)	Titan Machinery, Inc.	(13,965)
	(1214)	Valley National Bancorp	(12,079)
	(220)	ViaSat, Inc.	(14,025)
	(663)	ViewPoint Financial Group, Inc.	(13,704)
	(269)	Westamerica Bancorporation	(13,380)
			(1,137,956)
Total Common Stock (Cost $(1,870,173))			(1,946,571)
Total Short Positions - (100.9)% (Cost $(1,870,173))			$ (1,946,571)

See Notes to Financial Statements.                                        5                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of September 30, 2013.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$247,554
Gross Unrealized Depreciation	(189,873)
Net Unrealized Appreciation	$57,681

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Australia	$-	$14,422	$-	$14,422
Austria	-	13,481	-	13,481
Belgium	-	31,258	-	31,258
Bermuda	43,036	-	-	43,036
Denmark	-	13,403	-	13,403
Finland	-	15,542	-	15,542
France	-	100,514	-	100,514
Germany	-	66,232	-	66,232
Ireland	17,112	12,816	-	29,928
Isle Of Man	-	15,922	-	15,922
Italy	-	43,236	-	43,236
Japan	-	210,123	-	210,123
Netherlands	14,259	41,318	-	55,577
Norway	-	11,543	-	11,543
Spain	-	15,317	-	15,317
Sweden	-	42,144	-	42,144
Switzerland	-	58,084	-	58,084
United Kingdom	-	64,113	-	64,113
United States	1,093,692	-	-	1,093,692
Preferred Stock
Germany	-	29,116	-	29,116
Money Market Fund	-	24,132	-	24,132
Total Investments At Value	$1,168,099	$822,716	$-	$1,990,815
Total Assets	$1,168,099	$822,716	$-	$1,990,815

See Notes to Financial Statements.                                        6                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock
Belgium	$-	$(12,537)	$-	$(12,537)
Bermuda	(19,535)	-	-	(19,535)
Finland	-	(15,202)	-	(15,202)
France	-	(94,051)	-	(94,051)
Germany	-	(118,656)	-	(118,656)
Italy	-	(16,043)	-	(16,043)
Japan	-	(211,729)	-	(211,729)
Jersey	-	(13,978)	-	(13,978)
Netherlands	-	(41,224)	-	(41,224)
Norway	-	(35,542)	-	(35,542)
Singapore	-	(16,654)	-	(16,654)
Spain	-	(15,035)	-	(15,035)
Sweden	-	(30,262)	-	(30,262)
Switzerland	-	(41,146)	-	(41,146)
United Kingdom	-	(127,021)	-	(127,021)
United States	(1,137,956)	-	-	(1,137,956)
Total Securities Sold Short	$(1,157,491)	$(789,080)	$-	$(1,946,571)

Liabilities Other Financial Instruments**
Forward Currency Contracts	-	(10)	-	(10)
Total Liabilities	$(1,157,491)	$(789,090)	$-	$(1,946,581)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument at period end.

At September 30, 2013, foreign securities representing the following percentage of net assets of the Fund were valued using fair value prices and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global Market Neutral Fund
Long Securities                                            42.65%
Short Securities                                           -40.91%

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

See Notes to Financial Statements.                                        7                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2013

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	0.7%	0.0%
Austria	0.7%	0.0%
Belgium	1.6%	0.6%
Bermuda	2.2%	1.0%
Denmark	0.7%	0.0%
Finland	0.8%	0.8%
France	5.0%	4.8%
Germany	4.8%	6.1%
Ireland	1.5%	0.0%
Isle Of Man	0.8%	0.0%
Italy	2.2%	0.8%
Japan	10.5%	10.9%
Jersey	0.0%	0.7%
Netherlands	2.8%	2.1%
Norway	0.6%	1.8%
Singapore	0.0%	0.9%
Spain	0.8%	0.8%
Sweden	2.1%	1.6%
Switzerland	2.9%	2.1%
United Kingdom	3.2%	6.5%
United States	54.9%	58.5%
Money Market Fund	1.2%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.                                        8                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

ASSETS
Total investments, at value (Cost $1,856,736)	$1,990,815
Deposits with brokers	1,775,980
Cash	78,995
Foreign currency (Cost $26,680)	26,680
Receivables:
Dividends	3,515
Prepaid expenses	339
Deferred offering costs	38,713
Total Assets	3,915,037

LIABILITIES
Unrealized loss on forward currency contracts	10
Payables:
Securities sold short, at value (Cost $1,870,173)	1,946,571
Investment securities purchased	5,101
Dividends on securities sold short	2,408
Accrued Liabilities:
Investment adviser fees	20,007
Fund services fees	6,272
Other expenses	5,745
Total Liabilities	1,986,114

NET ASSETS	$1,928,923

COMPONENTS OF NET ASSETS
Paid-in capital	$2,000,010
Accumulated net investment loss	(9,351)
Accumulated net realized loss	(119,452)
Net unrealized appreciation	57,716
NET ASSETS	$1,928,923

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	200,001

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Institutional Shares (based on net assets of $1,928,923)	$9.64
*	Shares redeemed or exchanged within 90 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                                        9                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2013*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,105)	$11,945
Interest income	13
Total Investment Income	11,958

EXPENSES
Investment adviser fees	7,027
Fund services fees	68,814
Custodian fees	2,620
Registration fees	226
Professional fees	8,395
Trustees' fees and expenses	24
Offering costs	11,663
Dividend expense on securities sold short	10,004 #
Interest expense	70
Miscellaneous expenses	6,796
Total Expenses	115,639
Fees waived and expenses reimbursed	(94,330)
Net Expenses	21,309

NET INVESTMENT LOSS	(9,351)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(111,088)
Foreign currency transactions	(8,364)
Net realized loss	(119,452)
Net change in unrealized appreciation (depreciation) on:
Investments	57,680
Foreign currency translations	36
Net change in unrealized appreciation (depreciation)	57,716
NET REALIZED AND UNREALIZED LOSS	(61,736)
DECREASE IN NET ASSETS FROM OPERATIONS	$(71,087)

* Commencement of operations was May 21, 2013.

See Notes to Financial Statements.                                        10                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
STATEMENT OF CHANGES IN NET ASSETS

May 21, 2013* through September 30, 2013
OPERATIONS
Net investment loss	$(9,351)
Net realized loss	(119,452)
Net change in unrealized appreciation (depreciation)	57,716
Decrease in Net Assets Resulting from Operations	(71,087)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,000,010
Increase in Net Assets	1,928,923

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$1,928,923

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	200,001

(a) Accumulated net investment loss.	$(9,351)
* Commencement of operations.

See Notes to Financial Statements.                                        11                                       LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	May 21, 2013 (a) through September 30, 2013
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)
Net realized and unrealized gain (loss)	(0.31)
Total from Investment Operations	(0.36)
NET ASSET VALUE, End of Period	$9.64
TOTAL RETURN	(3.60	)%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,929
Ratios to Average Net Assets:
Net investment loss	(1.32	)%(d)
Net expense (e)	1.60	%(d)
Dividend and interest expense	1.43	%(d)
Gross expense (f)	16.45	%(d)
PORTFOLIO TURNOVER RATE	31	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes dividend and interest expense.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
A
See Notes to Financial Statements.                                        12                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

Equity Securities - 60.7%
Common Stock - 60.5%
Australia - 0.4%
	55	Flight Centre, Ltd.	$2,480
	468	Primary Health Care, Ltd.	2,104
			4,584
Bermuda - 0.2%
	163	Nabors Industries, Ltd.	2,618
Brazil - 0.4%
	400	Hypermarcas SA	3,213
	126	Vale SA, ADR	1,790
			5,003
Canada - 0.4%
	191	Goldcorp, Inc.	4,968
China - 0.7%
	11,000	Bank of China, Ltd.	5,027
	113	WuXi PharmaTech Cayman, Inc., ADR (a)	3,096
			8,123
France - 0.2%
	167	UbiSoft Entertainment SA (a)	2,582
Germany - 0.2%
	85	Freenet AG	2,053
Hong Kong - 0.4%
	68	China Mobile, Ltd., ADR	3,837
	2,000	Shun Tak Holdings, Ltd.	1,123
			4,960
Ireland - 0.4%
	7,345	Bank of Ireland (a)	2,081
	114	Smurfit Kappa Group PLC	2,574
			4,655
Italy - 0.2%
	244	Recordati SpA	2,937
Japan - 1.3%
	1,000	Furukawa Electric Co., Ltd.	2,313
	100	Mandom Corp.	3,500
	100	Obic Co., Ltd.	3,234
	100	TS Tech Co., Ltd.	3,955
	200	Yamaha Corp.	2,866
			15,868
Malaysia - 0.4%
	2,800	IOI Corp Bhd	4,610
Mexico - 0.2%
	200	Fomento Economico Mexicano SAB de CV	1,940
	Shares	Security Description	Value

Netherlands - 0.6%
	161	AerCap Holdings NV (a)	$3,133
	74	Nutreco NV	3,864
			6,997
Russian Federation - 0.8%
	296	Gazprom OAO, ADR	2,614
	215	Sberbank of Russia, ADR	2,586
	97	Tatneft OAO, ADR	3,849
			9,049
South Africa - 0.9%
	148	African Rainbow Minerals, Ltd.	2,905
	534	Mediclinic International, Ltd.	3,949
	168	MTN Group, Ltd.	3,281
			10,135
Switzerland - 0.3%
	57	Implenia AG (a)	3,442

Thailand - 0.2%
	1,100	PTT Global Chemical PCL, Class F	2,625
United Kingdom - 0.9%
	280	Berendsen PLC	4,112
	139	Mondi PLC	2,345
	57	SABMiller PLC	2,913
	267	William Hill PLC	1,741
			11,111
United States - 51.4%
	76	ACI Worldwide, Inc. (a)	4,109
	36	Affiliated Managers Group, Inc. (a)	6,575
	88	Agilent Technologies, Inc.	4,510
	211	AGL Resources, Inc.	9,712
	52	Akamai Technologies, Inc. (a)	2,688
	68	Allegheny Technologies, Inc.	2,075
	28	Amazon.com, Inc. (a)	8,754
	159	AmerisourceBergen Corp.	9,715
	36	Apple, Inc.	17,163
	521	Bank of America Corp.	7,190
	76	Belden, Inc.	4,868
	16	BlackRock, Inc.	4,330
	175	Boise Cascade Co. (a)	4,716
	143	Brunswick Corp.	5,707
	84	Capital One Financial Corp.	5,774
	155	CBL & Associates Properties, Inc. REIT	2,961
	52	Celgene Corp. (a)	8,004
	44	Cerner Corp. (a)	2,312
	68	Charles River Laboratories International, Inc. (a)	3,146
	56	Chevron Corp.	6,804
	163	Cintas Corp.	8,346
	263	Cisco Systems, Inc.	6,159
	131	Citigroup, Inc.	6,355

See Notes to Financial Statements.                                        13                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

United States – (continued)
	60	Clean Harbors, Inc. (a)	$3,520
	175	Comerica, Inc.	6,879
	159	Community Health Systems,	6,599
		Inc. (a)
	275	CyrusOne, Inc.	5,220
	318	Darling International, Inc. (a)	6,729
	251	Del Frisco's Restaurant Group, Inc. (a)	5,063
	127	Dick's Sporting Goods, Inc.	6,779
	151	EMC Corp.	3,860
	80	Emerson Electric Co.	5,176
	76	Encore Capital Group, Inc. (a)	3,485
	223	Equity One, Inc. REIT	4,875
	139	Expeditors International of Washington, Inc.	6,124
	179	Express, Inc. (a)	4,223
	183	Federated Investors, Inc., Class B	4,970
	617	Fifth Third Bancorp	11,131
	478	General Electric Co.	11,419
	159	Gilead Sciences, Inc. (a)	9,992
	8	Google, Inc., Class A (a)	7,007
	298	Health Management Associates, Inc., Class A (a)	3,814
	99	HealthSouth Corp.	3,414
	159	Heartland Payment Systems, Inc.	6,316
	44	HeartWare International, Inc. (a)	3,221
	179	Hexcel Corp. (a)	6,945
	72	Hibbett Sports, Inc. (a)	4,043
	215	Horace Mann Educators Corp.	6,102
	88	HSN, Inc.	4,719
	127	iGATE Corp. (a)	3,526
	68	Innophos Holdings, Inc.	3,589
	219	Intel Corp.	5,019
	147	Interface, Inc.	2,917
	374	Internap Network Services Corp. (a)	2,599
	211	International Paper Co.	9,453
	306	JPMorgan Chase & Co.	15,817
	103	Juniper Networks, Inc. (a)	2,046
	92	Kadant, Inc.	3,090
	171	Kelly Services, Inc., Class A	3,329
	139	Lincoln National Corp.	5,837
	139	Liquidity Services, Inc. (a)	4,665
	199	Marsh & McLennan Cos., Inc.	8,666
	36	Martin Marietta Materials, Inc.	3,534
	16	Mastercard, Inc., Class A	10,765
	657	Merge Healthcare, Inc. (a)	1,715
	342	MFA Financial, Inc. REIT	2,548
	255	Microsemi Corp. (a)	6,184
	183	Microsoft Corp.	6,096
	418	National Penn Bancshares, Inc.	4,201
	239	New York Community Bancorp, Inc.	3,611
	135	Oracle Corp.	4,478
	Shares	Security Description	Value

United States – (continued)
	139	Owens-Illinois, Inc. (a)	$4,173
	16	Panera Bread Co., Class A (a)	2,537
	76	PepsiCo, Inc.	6,042
	191	Pfizer, Inc.	5,484
	36	Pioneer Natural Resources Co.	6,797
	163	Portland General Electric Co.	4,602
	123	QUALCOMM, Inc.	8,285
	36	Ralph Lauren Corp.	5,930
	796	RF Micro Devices, Inc. (a)	4,489
	32	Rockwell Automation, Inc.	3,422
	76	Schlumberger, Ltd.	6,715
	203	Select Comfort Corp. (a)	4,943
	115	Semtech Corp. (a)	3,449
	103	Sotheby's	5,060
	36	Starbucks Corp.	2,771
	139	SunTrust Banks, Inc.	4,506
	139	Sysco Corp.	4,424
	322	TCF Financial Corp.	4,598
	64	Teradata Corp. (a)	3,548
	203	The Dow Chemical Co.	7,795
	123	The Geo Group, Inc.	4,090
	44	The Goldman Sachs Group, Inc.	6,961
	267	The Interpublic Group of Cos., Inc.	4,587
	318	The Pantry, Inc. (a)	3,523
	119	Theravance, Inc. (a)	4,866
	32	Towers Watson & Co., Class A	3,423
	135	Trimas Corp. (a)	5,036
	60	Triumph Group, Inc.	4,213
	36	Union Pacific Corp.	5,592
	88	United Technologies Corp.	9,488
	183	Unum Group	5,571
	187	USG Corp. (a)	5,344
	163	Valero Energy Corp.	5,566
	183	Vantiv, Inc., Class A (a)	5,113
	127	Vitamin Shoppe, Inc. (a)	5,556
	235	Volcano Corp. (a)	5,621
	139	Wells Fargo & Co.	5,743
	199	Xcel Energy, Inc.	5,494
	346	Zions Bancorp.	9,487
			612,127

Total Common Stock (Cost $723,210)			720,387
Preferred Stock - 0.2%
Brazil - 0.2%
	600	Suzano Papel e Celulose SA	2,377
Total Preferred Stock (Cost $2,524)			2,377
Total Equity Securities (Cost $725,734)			722,764

See Notes to Financial Statements.                                        14                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	Shares	Security Description	Value

Investment Companies - 36.7%
	493	Global X FTSE Nordic Region ETF	$11,354
	202	iPath MSCI India Index ETN (a)	10,223
	410	iShares MSCI Canada Index Fund	11,607
	903	iShares MSCI EAFE Small-Cap ETF	43,778
	1,577	iShares MSCI Emerging Markets Index Fund	64,294
	2,918	iShares MSCI EMU ETF	110,067
	8,783	iShares MSCI Japan ETF	104,606
	382	iShares MSCI Pacific ex Japan ETF	18,202
	346	iShares MSCI Switzerland Capped ETF	10,826
	118	iShares MSCI Turkey ETF	6,509
	2,324	iShares MSCI United Kingdom ETF	45,597
Total Investment Companies (Cost $438,295)			437,063
Money Market Fund - 4.5%
	53,399	Dreyfus Treasury Prime Cash Management, 0.00% (b) (Cost $53,399)	53,399
Total Investments - 101.9% (Cost $1,217,428)*			$1,213,226
Other Assets & Liabilities, Net – (1.9)%			(22,467)
Net Assets – 100.0%			$1,190,759

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of September 30, 2013.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,222
Gross Unrealized Depreciation	(11,424)
Net Unrealized Depreciation	$(4,202)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$-	$4,584	$-	$4,584
Bermuda	2,618	-	-	2,618
Brazil	5,003	-	-	5,003
Canada	4,968	-	-	4,968
China	3,096	5,027	-	8,123
France	-	2,582	-	2,582
Germany	-	2,053	-	2,053
Hong Kong	3,837	1,123	-	4,960
Ireland	-	4,655	-	4,655
Italy	-	2,937	-	2,937
Japan	-	15,868	-	15,868
Malaysia	-	4,610	-	4,610
Mexico	1,940	-	-	1,940
Netherlands	3,133	3,864	-	6,997
Russian Federation	9,049	-	-	9,049
South Africa	-	10,135	-	10,135
Switzerland	-	3,442	-	3,442
Thailand	-	2,625	-	2,625
United Kingdom	-	11,111	-	11,111
United States	612,127	-	-	612,127
Preferred Stock
Brazil	2,377	-	-	2,377
Investment Companies	437,063	-	-	437,063
Money Market Fund	-	53,399	-	53,399
Total Investments At Value	$1,085,211	$128,015	$-	$1,213,226

At September 30, 2013, foreign securities representing the following percentage of net assets of the Fund were valued using fair value prices and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global MultiCap Fund
Long Securities                                           10.75%

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

See Notes to Financial Statements.                                        15                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

PORTFOLIO HOLDINGS
% of Total Investments
Australia	0.4%
Bermuda	0.2%
Brazil	0.6%
Canada	0.4%
China	0.7%
France	0.2%
Germany	0.2%
Hong Kong	0.4%
Ireland	0.4%
Italy	0.2%
Japan	1.3%
Malaysia	0.4%
Mexico	0.2%
Netherlands	0.6%
Russian Federation	0.7%
South Africa	0.8%
Switzerland	0.3%
Thailand	0.2%
United Kingdom	0.9%
United States	50.5%
Investment Companies	36.0%
Money Market Fund	4.4%
100.0%

See Notes to Financial Statements.                                        16                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

ASSETS
Total investments, at value (Cost $1,217,428)	$1,213,226
Receivables:
Dividends	427
Deferred offering costs	39,588
Total Assets	1,253,241

LIABILITIES
Payables:
Investment securities purchased	22,538
Accrued Liabilities:
Investment adviser fees	36,487
Fund services fees	3,242
Other expenses	215
Total Liabilities	62,482

NET ASSETS	$1,190,759

COMPONENTS OF NET ASSETS
Paid-in capital	$1,194,420
Undistributed net investment income	83
Accumulated net realized gain	383
Net unrealized depreciation	(4,127)
NET ASSETS	$1,190,759

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	118,034

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,190,759)	$10.09

See Notes to Financial Statements.                                        17                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2013*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $10)	$439
Total Investment Income	439

EXPENSES
Investment adviser fees	252
Fund services fees	8,771
Custodian fees	26
Registration fees	10
Professional fees	79
Offering costs	143
Miscellaneous expenses	100
Total Expenses	9,381
Fees waived and expenses reimbursed	(9,025)
Net Expenses	356

NET INVESTMENT INCOME	83

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	455
Foreign currency transactions	(72)
Net realized gain	383
Net change in unrealized appreciation (depreciation) on:
Investments	(4,202)
Foreign currency translations	75
Net change in unrealized appreciation (depreciation)	(4,127)
NET REALIZED AND UNREALIZED LOSS	(3,744)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,661)
* Commencement of operations was September 11, 2013.

See Notes to Financial Statements.                                        18                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
STATEMENT OF CHANGES IN NET ASSETS

September 11, 2013* through September 30, 2013
OPERATIONS
Net investment income	$83
Net realized gain	383
Net change in unrealized appreciation (depreciation)	(4,127)
Decrease in Net Assets Resulting from Operations	(3,661)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,194,460
Redemption of shares:
2	Institutional Shares	(40)
Increase in Net Assets from Capital Share Transactions	1,194,420
Increase in Net Assets	1,190,759

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$1,190,759

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	118,038
Redemption of shares:
Institutional Shares	(4)
Increase in Shares	118,034

(a)	Undistributed net investment income.	$83
*	Commencement of operations.

See Notes to Financial Statements.                                        19                                       LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	September 11, 2013 (a) through September 30, 2013
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	—	(c)
Net realized and unrealized gain (loss)	0.09	(d)
Total from Investment Operations	0.09
NET ASSET VALUE, End of Period	$10.09
TOTAL RETURN	0.90	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,191
Ratios to Average Net Assets:
Net investment income	0.27	%(f)
Net expense	1.20	%(f)
Gross expense (g)	31.62	%(f)
PORTFOLIO TURNOVER RATE	1	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                        20                                       LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 1. Organization

LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund commenced operations on May 21, 2013, and September 11, 2013, respectively. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of September 30, 2013, Investor Shares had not commenced operations. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2013, for each Fund’s investments is included at the end of each Fund’s

21                                       LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the LMCG Global Market Neutral Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended September 30, 2013, the LMCG Global Market Neutral Fund entered into an aggregated total notional value of $869,830 of forward currency contracts.

The values of each individual forward currency contract outstanding in the LMCG Global Market Neutral Fund as of September 30, 2013, are disclosed in the table below.

Contracts to Purchase		Settlement Date	Settlement Value	Net Unrealized Depreciation
5,468	Australian Dollar	10/01/13	$(5,111)	$(10)

Derivatives Transactions - The LMCG Global Market Neutral Fund’s use of derivatives during the period ended September 30, 2013, was limited to forward currency contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on the LMCG Global Market Neutral Fund.

The location on the Statement of Assets and Liabilities of the LMCG Global Market Neutral Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

Fund	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Contract Type/ Primary Risk Exposure

LMCG Global Market Neutral Fund
Forward Currency Contracts
	Unrealized gain on forward currency contracts	$-	Unrealized loss on forward currency contracts	$(10)

22                                       LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2013, by the LMCG Global Market Neutral Fund are recorded in the following locations on the Statement of Operations:

Fund	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Contract Type/Primary Risk Exposure

LMCG Global Market Neutral Fund
Forward Currency Contracts
	Realized gain (loss) – Foreign currency transactions and Net change in unrealized gain (loss) – Foreign currency translations	$(4,344)	$(10)

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the LMCG Global Market Neutral Fund within 90 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs of $50,377 and $39,381 for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively, consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds.

Note 3. Fees and Expenses

Investment Adviser – Lee Munder Capital Group, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00% and 0.85% of the average daily net assets of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively.

23                                       LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman).  The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through March 31, 2014, to limit total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% for Institutional Shares of the LMCG Global Market Neutral Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2014, to limit total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses)  to 1.20% for Institutional Shares of the LMCG Global MultiCap Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2013, fees waived and reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$7,027	$46,207	$41,096	$94,330
LMCG Global MultiCap Fund	252	3,244	5,529	9,025

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) the resulting expenses do not exceed 1.60% for Institutional Shares of the LMCG Global Market Neutral Fund and 1.20% for Institutional Shares of the LMCG Global MultiCap Fund. As of September 30, 2013, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
LMCG Global Market Neutral Fund	$53,234	March 31, 2017	$-
LMCG Global MultiCap Fund	3,496	March 31, 2017	-

24                                       LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2013, were as follows:

	Purchases	Sales
LMCG Global Market Neutral Fund	$2,391,283	$578,751
LMCG Global MultiCap Fund	1,178,159	14,585

Note 6. Federal Income Tax and Investment Transactions

As of September 30, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

LMCG Global Market Neutral Fund	$-	$(111,088)	$57,716	$(53,372)
LMCG Global MultiCap Fund	466	-	(4,127)	(3,661)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to currency reclass and net operating loss for the LMCG Global Market Neutral Fund and currency reclass for the LMCG Global MultiCap Fund.

Note 7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

25                                       LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Investment Advisory Agreement Approval

At the March 21, 2013 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement pertaining to the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board had requested and reviewed written responses from the Adviser to a due diligence questionnaire, circulated by Trust counsel on their behalf. They had also discussed the materials with Independent Trustee counsel and, as necessary, with the Funds’ administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable each Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds' investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions.

The Board considered the adequacy of the Adviser’s resources and quality of services to be provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and had the operational capability needed to provide investment advisory services to the Funds. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Cost of Services and Profitability

The Board then considered information provided by the Adviser regarding its estimated profitability with respect to the Funds. The Board considered that profits to be realized by the Adviser will be a function of the future growth of assets in the Funds. As a result, the Board concluded that the costs of the services to be provided and profits to be realized by the Adviser were not deemed a material factor in approving the Advisory Agreement.

Performance

Recognizing that that the LMCG Global Market Neutral Fund is new and has no performance history, the Board did not consider the performance history of that Fund. Instead, the Board considered the performance history of the Adviser's similarly managed Global Market Neutral Composite (“LMCG Composite”), as compared to the Citigroup 3-month Treasury Bill Index (“Citi Index”). The Board noted that the LMCG Composite outperformed the Citi Index in each of the last five annual periods ended December 31, 2012.

Recognizing that that the LMCG Global MultiCap Fund is new and has no performance history, the Board did not consider the performance history of that Fund. Instead, the Board considered the performance history of the LMCG Global MultiCap Composite compared to the Lipper Inc. Global Multi-Cap Core peer group. The Board noted that the performance of the LMCG Global MultiCap Composite was comparable to the performance of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s management of the Funds could benefit the Funds and each Fund's shareholders.

Compensation

The Board considered the Adviser’s proposed compensation for providing advisory services to the LMCG Global Market Neutral Fund and analyzed comparative information on advisory fees and total expenses. The Board noted that the Adviser’s proposed contractual advisory fee rate was lower than the median contractual advisory fees for its Lipper Inc. peer group. The Board also considered the Fund’s total expense ratio, noting that the Fund’s proposed total expense ratio was higher than the median of its

26                                       LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Lipper Inc. peer group. The Board considered that the Adviser has contractually agreed, through March 31, 2014, to reduce expenses of the Investor Shares and Institutional Shares of the LMCG Global Market Neutral Fund to not exceed the annual rate of 1.85% and 1.60%, respectively of average annual net assets.

The Board considered the Adviser’s proposed compensation for providing advisory services to the LMCG Global MultiCap Fund and analyzed comparative information on advisory fees and total expenses. The Board noted that the Adviser’s proposed contractual advisory fee rate was lower than the median contractual advisory fees for its Lipper Inc. peer group. The Board also considered the Fund’s total expense ratio, noting that the Fund’s proposed total expense ratio was higher than the median of its Lipper Inc. peer group. The Board considered that the Adviser has contractually agreed, through July 31, 2014, to reduce expenses of the Investor Shares and Institutional Shares of the LMCG Global MultiCap Fund to not exceed the annual rate of 1.45% and 1.20%, respectively, of average annual net assets. Based on the foregoing, the Board concluded that the Adviser’s advisory fee to be charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. The Board considered that the Funds had not yet commenced operations and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement and that the Board will consider the extent to which economies of scale would be realized for the benefit of Funds' shareholders at a later date, when the Funds had increased their assets.

Other Benefits

The Board noted the Adviser’s representation that it does not expect to benefit in a material way from its relationship with the Funds other than the contractual advisory fee, soft-dollar research benefits and the benefit of increased exposure to the public and potentially providing additional investment options for its current clients. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the period from the Fund’s commencement of operations to June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 21,

27                                       LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

2013 and September 11, 2013, for the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund, respectively, through September 30, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
LMCG Global Market Neutral Fund	May 21, 2013	September 30, 2013	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$964.00	$10.73	3.02%
Hypothetical (5% return before taxes)	$1,000.00	$1,009.93	$15.22	3.02%

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
LMCG Global MultiCap Fund	September 11, 2013	September 30, 2013	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,009.00	$0.63	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.05	$6.07	1.20%

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Funds’ actual return information which reflects the 132-day and 19-day periods between May 21, 2013 and September 11, 2013, the commencement dates of operations for the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund, respectively, through September 30, 2013).

.
28                                       LMCG FUNDS

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
Lee Munder Capital Group, LLC
John Hancock Tower
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

210-SAR-0913

A MESSAGE TO OUR SHAREHOLDERS                                                        SEPTEMBER 30, 2013

Dear Shareholder,

We present the semi-annual report for the Merk Hard Currency Fund®, the Merk Asian Currency Fund®, the Merk Absolute Return Currency Fund®, and the Merk Currency Enhanced U.S. Equity Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2013 through September 30, 2013 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
•	The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar.
•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.
•	The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return by investing in securities and instruments that create exposure to U.S. equities and currencies.

Merk Hard Currency Fund Investor Shares posted a return of -0.42% for the Period. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) posted a return of 2.42% during the Period. As of September 30, 2013, the Investor Shares of the Fund had a five-year annualized return of 3.10% and an annualized return of 4.38% since inception on May 10, 2005; this compares to a five-year annualized return of 1.74% and an annualized return of 3.21% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. Currencies that the Fund had exposure to over the Period had mixed returns. Generally, European currencies performed relatively well: for example, the euro returned 5.51%, while the Swedish krona returned 1.53%. In contrast, commodity currencies and gold underperformed: the New Zealand dollar returned -0.86%, the Norwegian krone returned -2.77%, the Australian dollar returned -10.57% while gold returned -16.81%. The Japanese yen, the one currency the Fund has had negative exposure to throughout the Period, returned -4.12%.

The Fund roughly doubled euro exposure throughout the Period, starting with an allocation of 22.0% and ending the Period with an allocation of 44.5%. The additional exposure came mostly from the Canadian and Singapore dollar allocations. The euro benefitted from a shrinking European Central Bank (“ECB”) balance sheet from early Long Term Refinancing Operations (“LTRO”) repayments as well as subsiding fears about negative deposit rates hinted at by the ECB earlier in the year. In our assessment, the ECB has less flexibility than other central banks, particularly the Fed, to weaken its currency.

The Fund also initiated a position in the British pound, which was the best performing G10 currency over the Period, appreciating 6.50% against the dollar. The Fund eliminated its exposure to the Norwegian krone during the Period as we interpreted signals by the Norges Bank and the newly elected Prime Minister that forthcoming policy may aim to reduce the value of the currency to support exports.

Gold fell substantially during the first half of the Period, then rallied 7.65% through the latter half of the Period coming off of what appeared to be depressed levels under $1,200 per ounce in late June. During the Period, the Fund scaled into its gold position to take advantage of the low prices prevailing in the market. In our assessment, long term fundamentals for gold remain largely intact.

Merk Asian Currency Fund Investor Shares posted a return of -0.52% for the Period. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.02% during the Period. As of September 30, 2013, Investor Shares had a three-year return of -0.05% and an annualized return of -0.42% since inception on April 1, 2008; this compares to a three-year annualized return of 0.08% and an annualized return of 0.28% since March 31, 2008 for the reference basket.1 The Fund’s Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

1 Note the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, the annualized return for the Fund is from April 1, 2008 through September 30, 2013, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through September 30, 2013.

1

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. During the Period, speculation surrounding the Federal Reserve’s potential action to reduce the amount of monthly purchases of the Quantitative Easing (“QE”) program was a significant headwind to Asian currencies, and currencies that the Fund had exposure to over the Period had mixed returns. Generally, currencies of countries with current account surpluses and large foreign reserves performed better. The South Korean won returned 3.42%, the Chinese renminbi returned 1.46%, and the Taiwanese dollar returned 0.66%. Conversely, the Malaysian ringgit, the Philippine peso and the Thai baht underperformed. The Malaysian ringgit returned -5.08%, the Philippine peso returned -6.13%, and the Thai baht returned -6.32%.

During the Period the Fund maintained its largest position in the Chinese renminbi, with an allocation of 34.6% by the end of the Period. The Fund’s performance benefited from the continued appreciation of the currency, which hit a 20-year high against the dollar. We believe Chinese policymakers may continue to allow the currency to appreciate to help mitigate domestic inflationary pressure. Over the long term, we believe the currency may outperform, partly driven by China’s transition to a higher value added and more consumption-oriented growth model.

The Fund increased its holding in the South Korean won, starting with an allocation of 5.5% and ending the Period with an allocation of 13.6%. Conversely, the Fund eliminated its exposure to the Thai baht and the Philippine peso.

The Fund initiated a position in the Indian rupee in September 2013 as the new governor of the Reserve Bank of India took a series of measures to stabilize the currency and improve India’s dollar liquidity.

The Fund has increasingly been buying high quality, short-term debt instruments denominated in Asian currencies in pursuing its investment objective. At the end of the Period, the Fund held, among others, International Finance Corporation offshore Chinese renminbi discount notes, Monetary Authority of Singapore bills, Singapore government bills, and Malaysian central bank notes as part of its Chinese renminbi, Singapore dollar and Malaysian ringgit exposures.

Merk Absolute Return Currency Fund Investor Shares posted a return of 3.16% for the Period September 30, 2013. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.02% during the Period. As of September 30, 2013, the Investor Shares had a three-year return of -0.97% and an annualized return of  -0.69% since inception on September 9, 2009; this compares to a three-year return of 0.08% and an annualized return of 0.09% since August 31, 2009 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund’s currency allocation process is based on strategic and tactical considerations. We consider factors that lead to gradual allocation changes to be “strategic,” in contrast we consider factors that lead to allocation changes over shorter periods “tactical.” Currency exposures can change significantly from one holding period to the next and the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated currencies, on a short-term view that such currency positioning will yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points in time in the majority of currencies the Fund invests in. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

We have made substantial enhancements to the investment process, fully implemented in June 2012. We added a systematic integration of the Merk hard currency strategy investment process to the underlying quantitative model and employed more frequent currency rebalancing to be able to more swiftly react to changing market sentiment. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally. As part of our ongoing effort to best achieve the Fund’s investment objective, aspects of how the investment process is implemented are updated periodically.

Since implementation of the changes, we are pleased with the Fund’s performance and improved risk/return profile. The currency market was characterized by a temporary elevation of volatilities during the summer of 2013 and switching perceptions of relative safe-haven status throughout the year. With the interplay of quantitative and qualitative strategy components, as well as the integration of

2 Note data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through September 30, 2013, whereas performance for the Fund is calculated for the period since inception through September 30, 2013.
2

shorter-term and more frequent systematic tactical positioning, the Fund was able to capitalize on these market dynamics.

Merk Currency Enhanced U.S. Equity Fund Investor Shares posted a return of 11.80% for the Period. In comparison, the S&P 500 Total Return Index (“reference basket”) increased 8.31% during the Period. As of September 30, 2013, the Investor Shares had a one-year return of 29.65% and an annualized return of 21.98% since inception on September 12, 2011; this compares to a one-year return of 19.34% and an annualized return of 22.41% since September 12, 2011 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.38%.

The Merk Currency Enhanced U.S. Equity Fund combines U.S. equities with exposure to currencies, seeking to generate total returns. By employing a currency overlay, the Fund actively manages U.S. dollar and other currency risk while concurrently providing investment exposure to the U.S. equities. Currency overlay allocations follow a similar methodology to that of the Merk Absolute Return Currency Fund in seeking to achieve positive absolute returns from the Fund’s exposure to currencies. A combination of U.S. equities and international currencies may offer portfolio diversification benefits to traditional domestic equities, given the historically low correlation between currencies and equities. The combination of U.S. equities and international currencies may also bring portfolio benefits similar to international equity exposure. Therefore, in addition to considering the Fund’s performance relative to the S&P 500 Index, it may be appropriate to consider the Fund’s performance relative to an international equity index, which would be an alternative way to introduce international diversification to an equity portfolio.

In comparing the Fund’s performance with an international equity index, for the period ending September 30, 2013, the Fund had an annualized return of 21.98% since inception compared to the MSCI EAFE Index of 18.66%. The MSCI EAFE Index is an index that is used as a proxy for the international equity market performance in developed markets outside the U.S. & Canada.

To achieve returns, we aim to actively manage the currency exposure associated with the broad U.S. equities markets. Enhancements corresponding to those in the Merk Absolute Return Currency Fund have also been fully implemented in this Fund as of June 2012. Since implementation of the changes, we are pleased with the improved risk/return profile the Fund has exhibited. As part of our ongoing effort to best achieve the Fund’s investment objective, aspects of how the investment process is implemented are updated periodically.

Market Analysis and Insights

The market’s primary focus for the Period was on the Fed and the potential “tapering” of monthly asset purchases under the QE program. The taper talk from Fed Chairman Ben Bernanke caused U.S. 10-year yields to rise substantially. Towards the end of the Period, the Fed surprised many in the market by refraining from any reduction in ongoing QE. Given the statements from the Fed and from Bernanke earlier in the year, market participants appeared to be expecting that the Fed would announce a reduction in monthly purchases of about $10 to $15 billion. Our thinking was that the Fed might make a small reduction on the basis that Bernanke has appeared adamant about reducing monthly purchases and may in part want to initiate removal of the so-called temporary extraordinary measures that he put in place, before his term ends in January, 2014. Additionally, monthly budget deficits are now lower than they previously had been, and as a result, net Treasury issuance is expected to be lower going forward.

We believe that a reduction in the dollar amount of purchases could actually represent the same amount of accommodation on a relative basis because net issuance is coming down. By extension, keeping the absolute dollar amount of securities purchased constant is essentially an increase in the level of accommodation. Unlike others in the market, we never saw the tapering talk as a signal of major shift in Fed policy, and felt that the hawkishness that had been priced into U.S. yields and the U.S. dollar was overdone.

The no-taper decision by the Fed could be a game changer for the currency markets to the extent that it seems to be representing a gradual perception shift on how willing the Fed is to actually exit their ultra-accommodative policy. It also, in our view, hurts the Fed’s credibility as it was seemingly made clear to the market, based on what appeared to be nearly unanimous expectations, that the reduction was going to be announced. Meanwhile, the rhetoric from the Fed and the expectations of tapering seem to have been completely dialed back. Market expectations continue to shift towards a longer time frame for QE. It is the lack of willingness to slow the pace of extreme accommodation that might become of concern to the market.

The major theme in the markets this year has been rising interest rates in the U.S., which has been driven primarily by the Fed’s talking about this taper. One of the main reasons cited in the press release and in Bernanke’s Q&A following the Federal Open Market Committee statement on September 18, 2013, as to why they did not start the taper is that tightening financial conditions (meaning higher interest rates) are “unwelcome.” This statement seems to indicate that the Fed has painted itself into a corner. It is trying to communicate to the market what it is going to do, but is not willing to follow through with action given the market reaction to that communication.

3

There are two main elements to accommodative policy by the Fed: one is the QE program; the other is the Fed Funds rate, the short-term interest rate that the Fed controls, and the forward guidance that they provide on that rate. In our view, the Fed Funds rate is the more important piece of the puzzle for currency markets, and the decision not to taper is indicative of how cautious the Fed may be in raising rates and how much they will err on the side of keeping policy extremely loose.

With the introduction of the employment target, the Fed’s policy has entered a new zone of data dependency. The lack of clarity in the Fed’s prospective policy path makes it extremely difficult for the market to model and price in the risks, and leads to routine overreaction to single data points. This was exacerbated by the uncertainty surrounding the outgoing Fed Chair Bernanke's succession plan. While the nomination of Janet Yellen is not well received by everyone, and many including us might disagree with the policy path she is likely to pursue, we still find one silver lining - at least the new leadership she will bring to the Fed would help the market to lay out a relatively clear vision of where the Fed is heading.

The uncertainty regarding the Fed’s policy has also been an important backdrop for emerging market currencies. However, we believe the across-the-board rally triggered by the Fed’s no-taper decision may be short-lived, and the market will refocus on individual currencies’ fundamentals. After several months of relative calm, volatility will likely to resurface. A potential risk is that several emerging market countries that were forced to intervene to shore up respective currencies may scale back their support, while policymakers have not implemented sufficient structural reforms to correct the balance of payments imbalances. More unnerving, currencies of these emerging market countries with fragile external positions are exposed to high liquidity risk when investors rush for the exits.

Among emerging market currencies, we believe that Asian currencies are backed by stronger fundamentals and less vulnerable to liquidity shocks. Most Asian countries, with the notable exception of Indonesia and India, have current account surpluses and modest to large foreign reserves, making respective currencies more resilient to potential capital outflows. Moreover, the majority of Asian currencies have historically exhibited lower volatility and less exposure to liquidity risk. In our view, with volatility likely to resurface, Asian currencies may provide investors better risk-adjusted returns compared to other emerging market currencies.

With policymakers staying engaged, asset prices appear to no longer reflect fundamentals, but instead reflect the next perceived move of government policymakers. As such, we believe the currency markets may be a great way to express one’s view of what we call the “mania of policymakers,” as currency movements may provide a more direct reflection of what policy makers are up to. We continue to see numerous opportunities within the currency asset class, and believe that currencies may provide valuable portfolio diversification benefits and upside potential.

Please read more about our Funds and sign up for our newsletter at merkfunds.com.

Sincerely,

Axel G. Merk
President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of September 30, 2013 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

4

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.  The index is unmanaged and includes reinvested distributions.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The S&P 500 Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. An investment cannot be made directly in an index.

* All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the Dollar Index (DXY). Source for exchange rates listed in this letter: Bloomberg.

5

MERK HARD CURRENCY FUND                                                            SEPTEMBER 30, 2013
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 50.6% (a)
Municipal County - Germany - 8.3%
$23,000,000	Gemeinsame Deutsche Bundeslaender, Series 25	EUR	3.75%	10/17/13	$31,159,122
Non-U.S. Government - Australia - 2.5%
9,900,000	Australia Government Bond, Series 125	AUD	6.25	06/15/14	9,483,516
Non-U.S. Government - Austria - 4.0%
11,000,000	Republic of Austria (b)	EUR	3.80	10/20/13	14,904,897
Non-U.S. Government - Denmark - 4.2%
100,000,000	Denmark Government International Bond, EMTN	SEK	3.17	03/31/14	15,723,637
Non-U.S. Government - Netherlands - 5.2%
14,300,000	Netherlands Government Bond (b)	EUR	1.00	01/15/14	19,400,278
Non-U.S. Government - New Zealand - 5.1%
22,000,000	New Zealand Government Bond, Series 415	NZD	6.00	04/15/15	19,086,988
Non-U.S. Government - Singapore - 4.5%
20,550,000	Singapore Government Bond	SGD	3.63	07/01/14	16,788,280
Non-U.S. Government - Sweden - 4.5%
108,000,000	Kommuninvest I Sverige AB, Series 1405	SEK	2.25	05/05/14	16,911,687
Regional Authority - Canada - 5.7%
22,000,000	Alberta Capital Finance Authority (c)	CAD	1.67	07/02/14	21,441,697
Supranational - Europe - 6.6%
18,000,000	European Investment Bank, EMTN	EUR	2.13	01/15/14	24,493,690
Total Foreign Bonds (Cost $185,129,769)					189,393,792
Foreign Treasury Securities - 29.0% (a)
Non-U.S. Government - Belgium - 4.7%
13,100,000	Belgium Treasury Bill (d)	EUR	0.06	11/14/13	17,721,650
Non-U.S. Government - Canada - 4.5%
17,500,000	Canadian Treasury Bill (d)	CAD	0.96	12/05/13	16,959,905
Non-U.S. Government - France - 4.6%
12,800,000	France Treasury Bill BTF (d)	EUR	0.02	11/14/13	17,315,343
Non-U.S. Government - Germany - 4.8%
13,300,000	German Treasury Bill (d)	EUR	0.00	01/15/14	17,990,626
Non-U.S. Government - Sweden - 2.5%
59,000,000	Sweden Treasury Bill, Series 96D (d)	SEK	0.84	11/20/13	9,167,221
Non-U.S. Government - United Kingdom - 3.1%
7,000,000	United Kingdom Gilt (b)	GBP	2.25	03/07/14	11,426,365
Supranational - Europe - 4.8%
13,400,000	European Stability Mechanism Treasury Bill, Series 6M (b)(d)	EUR	0.07	10/24/13	18,126,927
Total Foreign Treasury Securities (Cost $107,017,254)					108,708,037

Shares	Security Description	Currency	Value in USD

Exchange Traded Product - United States - 14.2% (a)
412,800	SPDR Gold Trust (e) (Cost $60,067,320)	USD	52,908,576

Total Investments – 93.8% (Cost $352,214,343)*	$351,010,405
Foreign Currencies – 4.5% (Cost $16,872,010)	16,738,841
Net Unrealized Loss on Forward Currency Contracts – (0.1)%	(424,627)
Other Assets and Liabilities, Net – 1.8%	7,074,133
NET ASSETS – 100.0%	$374,398,752

EMTN	European Medium Term Note

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract and future contract exposures.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $63,858,467 or 17.1% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Variable rate security. Rate presented is as of September 30, 2013.
(e)	Non-income producing security.

See Notes to Financial Statements.                                        6

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,922,522
Gross Unrealized Depreciation	(8,126,460)
Net Unrealized Depreciation	$(1,203,938)

At September 30, 2013, Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation

25	Gold 100 oz. Future	12/31/13	$3,203,800	$113,700

AFA

As of September 30, 2013, Merk Hard Currency Fund had the following forward currency contracts outstanding:
Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
(850,000,000)	Japanese Yen	10/09/13	$(8,529,854)	$(118,076)
(850,000,000)	Japanese Yen	10/09/13	(8,529,854)	(118,076)
(850,000,000)	Japanese Yen	10/09/13	(8,529,230)	(118,701)
(500,000,000)	Japanese Yen	10/09/13	(5,017,244)	(69,774)
				$(424,627)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$189,393,792	$-	$189,393,792
Foreign Treasury Securities	-	108,708,037	-	108,708,037
Exchange Traded Product	-	52,908,576	-	52,908,576
Total Investments at Value	$-	$351,010,405	$-	$351,010,405
Other Financial Instruments**
Futures	113,700	-	-	113,700
Total Assets	$113,700	$351,010,405	$-	$351,124,105
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	$(424,627)	$-	$(424,627)
Total Liabilities	$-	$(424,627)	$-	$(424,627)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bond	50.6%
Foreign Treasury Securities	29.0%
Exchange Traded Product	14.2%
Foreign Currencies	4.5%
Net Unrealized Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	1.8%
100.0%
AFA

See Notes to Financial Statements.                                        7

MERK ASIAN CURRENCY FUND                                                           SEPTEMBER 30, 2013
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds – 19.7%(a)
Government Agency - Germany - 4.4%
$1,900,000	KFW	USD	1.38%	01/13/14	$1,906,650
Supranational - China – 11.1%
30,000,000	International Finance Corp., EMTN (b)	CNH	1.52	11/26/13	4,888,010
Supranational - Philippines – 4.2%
1,800,000	Asian Development Bank, MTN	USD	2.75	05/21/14	1,829,160
Total Foreign Bonds(Cost $8,634,014)					8,623,820
Foreign Treasury Securities – 19.2%(a)
Central Bank - Malaysia – 10.6%
6,700,000	Bank Negara Malaysia Monetary Notes, Series 8912 (b)	MYR	2.88	10/22/13	2,052,356
8,500,000	Bank Negara Malaysia Monetary Notes, Series 2213 (b)	MYR	2.91	11/26/13	2,596,079
					4,648,435
Central Bank - Singapore – 4.6%
2,500,000	Monetary Authority of Singapore, Series 84 (b)	SGD	0.32	12/13/13	1,992,113
Non-U.S. Government - Singapore - 4.0%
2,200,000	Singapore Treasury Bill, Series 183 (b)	SGD	0.22	11/01/13	1,753,385
Total Foreign Treasury Securities (Cost $8,576,071)					8,393,933
U.S. Government & Agency Obligations - 35.4%(a)
U.S. Treasury Bills - 35.4%
5,000,000	U.S. Treasury Bill (c)	USD	0.07	11/14/13	4,999,865
5,000,000	U.S. Treasury Bill (c)	USD	0.08	12/12/13	4,999,900
1,000,000	U.S. Treasury Bill (c)	USD	0.07	01/09/14	999,990
4,500,000	U.S. Treasury Bill (c)	USD	0.04	03/27/14	4,499,393
Total U.S. Government & Agency Obligations(Cost $15,497,864)					15,499,148
Time Deposit - 17.9%(a)
12,000,000	Barclays Capital, Inc.	CNH	1.05	10/28/13	1,961,874
12,000,000	Deutsche Bank	CNH	1.35	10/25/13	1,961,874
12,000,000	JPMorgan Bank Hong Kong	CNH	1.60	10/24/13	1,961,875
12,000,000	Standard Chartered Bank Hong Kong	CNH	1.30	10/23/13	1,961,874
Total Foreign Time Deposit(Cost $7,847,611)					7,847,497
Total Investments – 92.2% (Cost $40,555,560)*					$40,364,398
Foreign Currencies – 5.7% (Cost $2,479,788)					2,476,995
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.6%					265,319
Other Assets and Liabilities, Net – 1.5%					693,854
NET ASSETS – 100.0%					$43,800,566

EMTN	European Medium Term Note
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Rate presented is yield to maturity.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$29,384
Gross Unrealized Depreciation	(220,546)
Net Unrealized Depreciation	$(191,162)

As of September 30, 2013, Merk Asian Currency Fund had the following forward currency contracts outstanding:
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(17,000,000)	China Renminbi	10/16/13	$(2,738,843)	$(36,111)
6,500,000	China Renminbi	10/16/13	1,053,485	7,528
17,000,000	China Renminbi	10/16/13	2,739,064	35,890
(33,500,000)	New Taiwan Dollar	10/16/13	(1,114,327)	(18,990)

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
55,000,000	New Taiwan Dollar	10/16/13	$1,829,978	$30,690
6,400,000,000	South Korean Won	11/20/13	5,695,470	239,966
(1,700,000)	Malaysian Ringgit	11/20/13	(512,434)	(7,342)
14,100,000	Malaysian Ringgit	11/20/13	4,290,540	20,546

See Notes to Financial Statements.                                        8

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
8,500,000	New Taiwan Dollar	11/20/13	$284,119	$3,590
2,600,000	China Renminbi	12/18/13	424,303	(901)
137,000,000	Indian Rupee	12/18/13	2,167,145	(25,598)
(59,100,000)	New Taiwan Dollar	12/18/13	(2,006,760)	5,396
231,800,000	New Taiwan Dollar	12/18/13	7,839,026	10,655
				$265,319

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$8,623,820	$-	$8,623,820
Foreign Treasury Securities	-	8,393,933	-	8,393,933
U.S. Treasury Bills	-	15,499,148	-	15,499,148
Time Deposits	-	7,847,497	-	7,847,497
Total Investments At Value	$-	$40,364,398	$-	$40,364,398

Other Financial Instruments**
Forward Currency Contracts	-	354,261	-	354,261
Total Assets	$-	$40,718,659	$-	$40,718,659
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(88,942)	-	(88,942)
Total Liabilities	$-	$(88,942)	$-	$(88,942)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at unrealized appreciation (depreciation) at period end.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	19.7%
Foreign Treasury Securities	19.2%
U.S. Treasury Bills	35.4%
Time Deposit	17.9%
Foreign Currencies	5.7%
Net Unrealized Gain on Forward Currency Contracts	0.6%
Other Assets and Liabilities, Net	1.5%
100.0%
AFA

See Notes to Financial Statements.                                        9

MERK ABSOLUTE RETURN CURRENCY FUND                                                       SEPTEMBER 30, 2013
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity Date	Value in USD
Foreign Bonds - 37.0%(a)
Non-U.S. Government - Australia - 6.6%
800,000	Australia Government Bond, Series 129	AUD	5.50%	12/15/13	$750,977
1,100,000	New South Wales Treasury Corp.	AUD	2.75	07/08/14	1,027,740
					1,778,717
Non-U.S. Government - Austria - 3.7%
750,000	Republic of Austria (b)	EUR	3.80	10/20/13	1,016,243
Non-U.S. Government - Canada - 3.6%
1,000,000	Province of Saskatchewan Canada	CAD	4.90	12/03/13	977,224
Non-U.S. Government - Finland - 3.6%
700,000	Finland Government Bond (b)	EUR	3.13	09/15/14	974,236
Non-U.S. Government - Netherlands - 3.8%
750,000	Netherlands Government Bond (b)	EUR	1.00	01/15/14	1,017,497
Non-U.S. Government - New Zealand - 2.7%
850,000	New Zealand Government Bond, Series 415	NZD	6.00	04/15/15	737,452
Regional Agency - Australia - 3.5%
1,000,000	Western Australian Treasury Corp., Series 14	AUD	5.50	04/23/14	947,954
Regional Agency - Canada - 7.0%
1,000,000	Province of British Columbia, Series Q	CAD	7.50	06/09/14	1,013,446
900,000	Province of Manitoba Canada	CAD	5.05	12/03/13	879,685
					1,893,131
Supranational - Europe - 2.5%
4,000,000	European Investment Bank (b)	EUR	4.00	05/15/14	674,127
Total Foreign Bonds(Cost $10,060,996)					10,016,581
Foreign Treasury Securities - 41.9%(a)
Non-U.S. Government - Belgium - 4.7%
950,000	Belgium Treasury Bill (c)	EUR	0.06	11/14/13	1,285,158
Non-U.S. Government - Canada - 3.6%
1,000,000	Canadian Treasury Bill (c)	CAD	0.96	12/05/13	969,138
Non-U.S. Government - France - 1.0%
200,000	France Treasury Bill BTF (c)	EUR	0.02	11/14/13	270,552
Non-U.S. Government - Germany - 4.3%
870,000	German Treasury Bill (c)	EUR	0.00	01/15/14	1,176,830
Non-U.S. Government - Norway - 4.4%
7,200,000	Norway Treasury Bill, Series 22 (c)	NOK	1.49	03/19/14	1,188,602
Non-U.S. Government - Sweden - 20.1%
35,000,000	Sweden Treasury Bill, Series 96D (c)	SEK	0.84	11/20/13	5,438,182
Supranational - Europe - 3.8%
750,000	European Stability Mechanism Treasury Bill, Series 6M (b)(c)	EUR	0.07	10/24/13	1,014,567
Total Foreign Treasury Securities(Cost $11,243,229)					11,343,029
U.S. Treasury Bills - 14.8%(a)
2,500,000	U.S. Treasury Bill (d)	USD	0.08	12/12/13	2,499,950
1,500,000	U.S. Treasury Bill (d)	USD	0.03	03/13/14	1,499,838
Total U.S. Treasury Bills (Cost $3,999,421)					3,999,788
Total Investments – 93.7% (Cost $25,303,646)*					$25,359,398
Foreign Currencies – 2.2% (Cost $594,570)					594,495
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.8%					207,121
Other Assets and Liabilities, Net – 3.3%					916,385
NET ASSETS – 100.0%					$27,077,399

See Notes to Financial Statements.                                        10

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $4,696,670 or 17.3% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$218,544
Gross Unrealized Depreciation	(162,792)
Net Unrealized Appreciation	$55,752

As of September 30, 2013, Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(5,290,000)	Australian Dollar	10/02/13	$(4,927,376)	$(7,666)
(705,000)	Australian Dollar	10/02/13	(648,941)	(8,754)
(300,000)	Australian Dollar	10/02/13	(279,414)	(456)
(240,000)	Australian Dollar	10/02/13	(213,344)	(10,552)
(125,000)	Australian Dollar	10/02/13	(114,814)	(1,799)
50,000	Australian Dollar	10/02/13	45,589	1,056
125,000	Australian Dollar	10/02/13	116,442	171
240,000	Australian Dollar	10/02/13	223,564	332
300,000	Australian Dollar	10/02/13	271,140	8,730
655,000	Australian Dollar	10/02/13	610,138	911
1,425,000	Australian Dollar	10/02/13	1,285,953	43,430
1,875,000	Australian Dollar	10/02/13	1,713,638	35,550
1,990,000	Australian Dollar	10/02/13	1,774,344	82,128
(3,255,000)	Canadian Dollars	10/02/13	(3,093,783)	(66,258)
(2,105,000)	Canadian Dollars	10/02/13	(2,028,144)	(15,447)
(1,415,000)	Canadian Dollars	10/02/13	(1,370,712)	(3,007)
560,000	Canadian Dollars	10/02/13	532,586	11,077
825,000	Canadian Dollars	10/02/13	799,264	1,668
1,280,000	Canadian Dollars	10/02/13	1,214,113	28,546
1,415,000	Canadian Dollars	10/02/13	1,349,252	24,467
2,695,000	Canadian Dollars	10/02/13	2,610,723	5,655
(4,540,000)	Swiss Franc	10/02/13	(4,897,714)	(122,466)
(1,520,000)	Swiss Franc	10/02/13	(1,635,460)	(45,305)
(855,000)	Swiss Franc	10/02/13	(912,322)	(33,108)
(640,000)	Swiss Franc	10/02/13	(687,765)	(19,926)
(275,000)	Swiss Franc	10/02/13	(298,144)	(5,941)
(265,000)	Swiss Franc	10/02/13	(285,889)	(7,139)
(55,000)	Swiss Franc	10/02/13	(58,486)	(2,331)
55,000	Swiss Franc	10/02/13	58,813	2,004
540,000	Swiss Franc	10/02/13	577,138	19,976
3,015,000	Swiss Franc	10/02/13	3,253,038	80,848
4,540,000	Swiss Franc	10/02/13	4,863,709	156,471
(2,455,000)	Euro	10/02/13	(3,245,493)	(75,755)
(1,625,000)	Euro	10/02/13	(2,139,834)	(58,548)
(1,475,000)	Euro	10/02/13	(1,967,871)	(27,583)
(1,245,000)	Euro	10/02/13	(1,648,834)	(35,464)
(425,000)	Euro	10/02/13	(559,751)	(15,211)
(340,000)	Euro	10/02/13	(452,778)	(7,191)
(180,000)	Euro	10/02/13	(240,147)	(3,366)
180,000	Euro	10/02/13	237,018	6,495
425,000	Euro	10/02/13	567,050	7,911
980,000	Euro	10/02/13	1,292,140	33,654
2,080,000	Euro	10/02/13	2,729,004	84,925
4,080,000	Euro	10/02/13	5,443,671	75,959
(3,340,000)	Pounds Sterling	10/02/13	(5,311,879)	(95,250)
(1,965,000)	Pounds Sterling	10/02/13	(3,062,427)	(118,713)
(1,715,000)	Pounds Sterling	10/02/13	(2,675,616)	(100,799)
(1,200,000)	Pounds Sterling	10/02/13	(1,876,936)	(65,746)
(515,000)	Pounds Sterling	10/02/13	(819,073)	(14,661)
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
260,000	Pounds Sterling	10/02/13	$404,551	$16,363
340,000	Pounds Sterling	10/02/13	540,784	9,642
370,000	Pounds Sterling	10/02/13	573,398	25,595
515,000	Pounds Sterling	10/02/13	797,245	36,489
830,000	Pounds Sterling	10/02/13	1,287,522	56,166
860,000	Pounds Sterling	10/02/13	1,337,921	54,334
1,345,000	Pounds Sterling	10/02/13	2,139,205	38,217
1,880,000	Pounds Sterling	10/02/13	2,951,959	91,575
2,335,000	Pounds Sterling	10/02/13	3,648,237	131,897
(65,900,000)	Japanese Yen	10/02/13	(665,487)	(4,944)
(42,300,000)	Japanese Yen	10/02/13	(427,173)	(3,164)
(22,700,000)	Japanese Yen	10/02/13	(232,320)	1,383
(21,650,000)	Japanese Yen	10/02/13	(220,287)	32
(10,600,000)	Japanese Yen	10/02/13	(106,527)	(1,312)
(7,050,000)	Japanese Yen	10/02/13	(70,628)	(1,095)
(5,600,000)	Japanese Yen	10/02/13	(56,355)	(616)
100,000	Japanese Yen	10/02/13	1,010	7
5,600,000	Japanese Yen	10/02/13	56,563	409
6,950,000	Japanese Yen	10/02/13	70,427	279
32,250,000	Japanese Yen	10/02/13	325,704	2,390
65,000,000	Japanese Yen	10/02/13	661,914	(639)
65,900,000	Japanese Yen	10/02/13	662,260	8,171
(12,140,000)	Norwegian Krone	10/02/13	(1,996,391)	(22,484)
(8,440,000)	Norwegian Krone	10/02/13	(1,428,881)	25,314
(8,310,000)	Norwegian Krone	10/02/13	(1,361,399)	(20,549)
(4,590,000)	Norwegian Krone	10/02/13	(750,371)	(12,944)
(3,950,000)	Norwegian Krone	10/02/13	(668,812)	11,929
3,950,000	Norwegian Krone	10/02/13	644,960	11,924
6,120,000	Norwegian Krone	10/02/13	1,011,109	6,643
8,440,000	Norwegian Krone	10/02/13	1,385,779	17,789
18,920,000	Norwegian Krone	10/02/13	3,204,705	(58,320)
(6,960,000)	New Zealand Dollar	10/02/13	(5,684,420)	(96,210)
(2,865,000)	New Zealand Dollar	10/02/13	(2,340,106)	(39,420)
(1,705,000)	New Zealand Dollar	10/02/13	(1,392,613)	(23,475)
(1,195,000)	New Zealand Dollar	10/02/13	(976,113)	(16,395)
(340,000)	New Zealand Dollar	10/02/13	(268,500)	(13,887)
65,000	New Zealand Dollar	10/02/13	50,301	3,684
475,000	New Zealand Dollar	10/02/13	374,241	20,271
1,165,000	New Zealand Dollar	10/02/13	934,057	33,534
1,195,000	New Zealand Dollar	10/02/13	941,735	50,772
3,205,000	New Zealand Dollar	10/02/13	2,485,586	176,327
3,415,000	New Zealand Dollar	10/02/13	2,662,037	174,292
3,545,000	New Zealand Dollar	10/02/13	2,756,986	187,315
(9,580,000)	Swedish Krona	10/02/13	(1,448,224)	(42,432)
(8,590,000)	Swedish Krona	10/02/13	(1,295,565)	(41,047)
(7,960,000)	Swedish Krona	10/02/13	(1,195,508)	(43,075)
(4,320,000)	Swedish Krona	10/02/13	(651,882)	(20,314)
(3,130,000)	Swedish Krona	10/02/13	(479,027)	(8,004)
(780,000)	Swedish Krona	10/02/13	(117,741)	(3,628)

See Notes to Financial Statements.                                        11

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
1,610,000	Swedish Krona	10/02/13	$244,646	$5,871
3,430,000	Swedish Krona	10/02/13	516,416	17,295
5,160,000	Swedish Krona	10/02/13	792,863	10,038
10,360,000	Swedish Krona	10/02/13	1,592,112	19,913
13,800,000	Swedish Krona	10/02/13	2,120,514	26,777
(4,450,000)	Singapore Dollar	10/02/13	(3,482,494)	(64,595)
(2,585,000)	Singapore Dollar	10/02/13	(2,033,163)	(27,337)
(1,835,000)	Singapore Dollar	10/02/13	(1,435,663)	(27,013)
(1,700,000)	Singapore Dollar	10/02/13	(1,348,420)	(6,648)
(695,000)	Singapore Dollar	10/02/13	(545,159)	(8,824)
(675,000)	Singapore Dollar	10/02/13	(535,421)	(2,620)
(195,000)	Singapore Dollar	10/02/13	(154,668)	(767)
60,000	Singapore Dollar	10/02/13	46,843	982
135,000	Singapore Dollar	10/02/13	105,596	2,013
675,000	Singapore Dollar	10/02/13	529,613	8,429
695,000	Singapore Dollar	10/02/13	551,334	2,650
2,585,000	Singapore Dollar	10/02/13	2,050,974	9,526
3,535,000	Singapore Dollar	10/02/13	2,776,087	41,656
4,450,000	Singapore Dollar	10/02/13	3,530,715	16,374
(3,000,000)	Australian Dollar	10/16/13	(2,799,726)	4,257
(2,905,000)	Australian Dollar	10/16/13	(2,688,235)	(18,711)
(2,090,000)	Australian Dollar	10/16/13	(1,937,183)	(10,327)
(2,080,000)	Australian Dollar	10/16/13	(1,929,183)	(9,008)
(1,550,000)	Australian Dollar	10/16/13	(1,449,979)	5,653
(1,480,000)	Australian Dollar	10/16/13	(1,363,771)	(15,327)
(1,465,000)	Australian Dollar	10/16/13	(1,381,094)	15,973
(965,000)	Australian Dollar	10/16/13	(896,684)	(2,525)
(470,000)	Australian Dollar	10/16/13	(438,228)	272
(255,000)	Australian Dollar	10/16/13	(237,324)	(291)
(175,000)	Australian Dollar	10/16/13	(163,045)	(24)
(60,000)	Australian Dollar	10/16/13	(56,858)	949
455,000	Australian Dollar	10/16/13	424,949	(969)
795,000	Australian Dollar	10/16/13	744,899	(4,100)
3,705,000	Australian Dollar	10/16/13	3,474,334	(21,930)
4,228,000	Australian Dollar	10/16/13	3,927,182	12,565
4,570,000	Australian Dollar	10/16/13	4,253,007	5,424
6,580,000	Australian Dollar	10/16/13	6,155,629	(24,235)
(4,037,000)	Canadian Dollars	10/16/13	(3,896,805)	(20,841)
(2,105,000)	Canadian Dollars	10/16/13	(2,038,476)	(4,289)
(1,450,000)	Canadian Dollars	10/16/13	(1,411,837)	4,706
(1,225,000)	Canadian Dollars	10/16/13	(1,182,982)	(5,801)
(1,000,000)	Canadian Dollars	10/16/13	(970,023)	(412)
(605,000)	Canadian Dollars	10/16/13	(586,002)	(1,111)
(340,000)	Canadian Dollars	10/16/13	(330,144)	196
140,000	Canadian Dollars	10/16/13	135,920	(59)
755,000	Canadian Dollars	10/16/13	733,794	(1,116)
1,035,000	Canadian Dollars	10/16/13	1,005,226	(826)
1,230,000	Canadian Dollars	10/16/13	1,188,374	5,261
1,370,000	Canadian Dollars	10/16/13	1,329,619	(124)
1,400,000	Canadian Dollars	10/16/13	1,352,377	6,231
1,735,000	Canadian Dollars	10/16/13	1,682,382	1,323
2,105,000	Canadian Dollars	10/16/13	2,028,792	13,973
2,210,000	Canadian Dollars	10/16/13	2,160,475	(15,814)
(6,845,000)	Swiss Franc	10/16/13	(7,326,717)	(243,282)
(3,845,000)	Swiss Franc	10/16/13	(4,116,500)	(135,750)
(2,560,000)	Swiss Franc	10/16/13	(2,805,006)	(26,140)
(2,540,000)	Swiss Franc	10/16/13	(2,721,147)	(87,881)
(2,185,000)	Swiss Franc	10/16/13	(2,397,455)	(18,972)
(1,910,000)	Swiss Franc	10/16/13	(2,043,928)	(68,372)
(1,880,000)	Swiss Franc	10/16/13	(2,018,085)	(61,038)
(1,640,000)	Swiss Franc	10/16/13	(1,811,178)	(2,525)
(440,000)	Swiss Franc	10/16/13	(486,914)	311
(220,000)	Swiss Franc	10/16/13	(243,605)	304
95,000	Swiss Franc	10/16/13	104,183	879

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
1,000,000	Swiss Franc	10/16/13	$1,080,213	$25,703
1,295,000	Swiss Franc	10/16/13	1,398,573	33,589
1,335,000	Swiss Franc	10/16/13	1,436,006	40,393
1,560,000	Swiss Franc	10/16/13	1,680,911	44,319
1,790,000	Swiss Franc	10/16/13	1,931,441	48,149
1,865,000	Swiss Franc	10/16/13	2,011,695	50,840
2,250,000	Swiss Franc	10/16/13	2,475,953	12,359
3,790,000	Swiss Franc	10/16/13	4,162,859	28,565
4,225,000	Swiss Franc	10/16/13	4,566,689	105,809
(4,260,000)	Euro	10/16/13	(5,748,887)	(14,505)
(3,435,000)	Euro	10/16/13	(4,594,313)	(52,930)
(2,850,000)	Euro	10/16/13	(3,802,687)	(53,104)
(2,100,000)	Euro	10/16/13	(2,829,710)	(11,399)
(1,815,000)	Euro	10/16/13	(2,456,178)	648
(1,505,000)	Euro	10/16/13	(2,007,256)	(28,872)
(1,040,000)	Euro	10/16/13	(1,401,254)	(5,771)
(1,015,000)	Euro	10/16/13	(1,346,653)	(26,549)
(60,000)	Euro	10/16/13	(81,123)	(51)
(55,000)	Euro	10/16/13	(74,483)	73
25,000	Euro	10/16/13	33,811	12
305,000	Euro	10/16/13	407,399	5,239
530,000	Euro	10/16/13	718,576	(1,534)
1,500,000	Euro	10/16/13	1,990,583	38,781
1,800,000	Euro	10/16/13	2,396,464	38,772
1,980,000	Euro	10/16/13	2,626,585	52,175
2,065,000	Euro	10/16/13	2,784,574	9,183
4,156,000	Euro	10/16/13	5,513,744	108,946
4,235,000	Euro	10/16/13	5,729,083	487
4,270,000	Euro	10/16/13	5,778,437	(1,516)
(3,560,000)	Pounds Sterling	10/16/13	(5,697,527)	(64,979)
(1,725,000)	Pounds Sterling	10/16/13	(2,727,977)	(64,249)
(1,415,000)	Pounds Sterling	10/16/13	(2,265,561)	(24,874)
(1,375,000)	Pounds Sterling	10/16/13	(2,191,739)	(33,948)
(1,250,000)	Pounds Sterling	10/16/13	(2,000,356)	(22,996)
(875,000)	Pounds Sterling	10/16/13	(1,373,949)	(42,398)
(660,000)	Pounds Sterling	10/16/13	(1,065,826)	(2,504)
(110,000)	Pounds Sterling	10/16/13	(173,012)	(5,043)
85,000	Pounds Sterling	10/16/13	135,231	2,357
215,000	Pounds Sterling	10/16/13	346,885	1,131
250,000	Pounds Sterling	10/16/13	404,638	32
315,000	Pounds Sterling	10/16/13	507,855	2,030
510,000	Pounds Sterling	10/16/13	810,787	14,740
520,000	Pounds Sterling	10/16/13	816,605	25,109
755,000	Pounds Sterling	10/16/13	1,206,408	15,696
840,000	Pounds Sterling	10/16/13	1,333,478	26,214
975,000	Pounds Sterling	10/16/13	1,566,206	12,009
1,740,000	Pounds Sterling	10/16/13	2,746,289	70,217
1,780,000	Pounds Sterling	10/16/13	2,841,017	40,236
2,170,000	Pounds Sterling	10/16/13	3,451,014	61,525
3,570,000	Pounds Sterling	10/16/13	5,727,708	50,985
(608,000,000)	Japanese Yen	10/16/13	(6,062,419)	(123,669)
(203,550,000)	Japanese Yen	10/16/13	(2,071,096)	79
(202,150,000)	Japanese Yen	10/16/13	(2,039,330)	(17,443)
(75,200,000)	Japanese Yen	10/16/13	(758,068)	(7,053)
(41,550,000)	Japanese Yen	10/16/13	(419,178)	(3,572)
(40,500,000)	Japanese Yen	10/16/13	(412,334)	267
(25,800,000)	Japanese Yen	10/16/13	(258,060)	(4,442)
(13,300,000)	Japanese Yen	10/16/13	(133,699)	(1,622)
(6,350,000)	Japanese Yen	10/16/13	(63,334)	(1,274)
6,000,000	Japanese Yen	10/16/13	60,769	278
6,100,000	Japanese Yen	10/16/13	62,450	(385)
9,300,000	Japanese Yen	10/16/13	93,836	787
40,050,000	Japanese Yen	10/16/13	399,308	8,180
70,250,000	Japanese Yen	10/16/13	709,507	5,251

See Notes to Financial Statements.                                        12

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
142,450,000	Japanese Yen	10/16/13	$1,451,896	$(2,540)
147,300,000	Japanese Yen	10/16/13	1,494,576	4,126
(26,800,000)	Norwegian Krone	10/16/13	(4,474,473)	20,543
(23,860,000)	Norwegian Krone	10/16/13	(4,023,052)	57,725
(19,280,000)	Norwegian Krone	10/16/13	(3,247,067)	42,896
(16,750,000)	Norwegian Krone	10/16/13	(2,784,891)	1,184
(13,780,000)	Norwegian Krone	10/16/13	(2,325,002)	34,884
(12,750,000)	Norwegian Krone	10/16/13	(2,154,442)	35,501
(11,960,000)	Norwegian Krone	10/16/13	(2,021,750)	34,101
(8,010,000)	Norwegian Krone	10/16/13	(1,349,728)	18,534
(6,530,000)	Norwegian Krone	10/16/13	(1,105,021)	19,791
(4,300,000)	Norwegian Krone	10/16/13	(736,364)	21,740
(1,325,000)	Norwegian Krone	10/16/13	(223,938)	3,735
(990,000)	Norwegian Krone	10/16/13	(167,573)	3,044
580,000	Norwegian Krone	10/16/13	96,734	(343)
3,780,000	Norwegian Krone	10/16/13	637,381	(9,177)
4,290,000	Norwegian Krone	10/16/13	723,945	(10,983)
12,380,000	Norwegian Krone	10/16/13	2,080,196	(22,746)
12,850,000	Norwegian Krone	10/16/13	2,201,597	(66,037)
18,110,000	Norwegian Krone	10/16/13	3,020,981	(11,254)
19,350,000	Norwegian Krone	10/16/13	3,281,487	(65,683)
31,320,000	Norwegian Krone	10/16/13	5,239,517	(34,401)
(11,170,000)	New Zealand Dollar	10/16/13	(8,984,858)	(281,368)
(3,390,000)	New Zealand Dollar	10/16/13	(2,799,832)	(12,389)
(2,090,000)	New Zealand Dollar	10/16/13	(1,749,213)	15,425
(1,710,000)	New Zealand Dollar	10/16/13	(1,430,311)	11,757
(1,665,000)	New Zealand Dollar	10/16/13	(1,353,061)	(28,163)
(1,320,000)	New Zealand Dollar	10/16/13	(1,089,949)	(5,075)
(870,000)	New Zealand Dollar	10/16/13	(728,686)	6,966
(835,000)	New Zealand Dollar	10/16/13	(671,410)	(21,275)
(510,000)	New Zealand Dollar	10/16/13	(410,643)	(12,435)
(115,000)	New Zealand Dollar	10/16/13	(94,898)	(501)
105,000	New Zealand Dollar	10/16/13	84,043	3,061
110,000	New Zealand Dollar	10/16/13	90,494	758
435,000	New Zealand Dollar	10/16/13	349,613	11,247
820,000	New Zealand Dollar	10/16/13	677,314	2,928
1,690,000	New Zealand Dollar	10/16/13	1,399,513	2,450
3,300,000	New Zealand Dollar	10/16/13	2,683,824	53,736
3,550,000	New Zealand Dollar	10/16/13	2,937,547	7,404
12,725,000	New Zealand Dollar	10/16/13	10,387,379	168,817
(29,320,000)	Swedish Krona	10/16/13	(4,503,043)	(57,305)
(20,910,000)	Swedish Krona	10/16/13	(3,291,980)	39,699
(9,230,000)	Swedish Krona	10/16/13	(1,455,404)	19,797

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(6,660,000)	Swedish Krona	10/16/13	$(1,036,880)	$1,003
(6,340,000)	Swedish Krona	10/16/13	(976,882)	(9,223)
(5,950,000)	Swedish Krona	10/16/13	(912,966)	(12,480)
(3,510,000)	Swedish Krona	10/16/13	(534,951)	(10,984)
(2,640,000)	Swedish Krona	10/16/13	(411,027)	410
(1,790,000)	Swedish Krona	10/16/13	(278,633)	221
(550,000)	Swedish Krona	10/16/13	(85,835)	290
400,000	Swedish Krona	10/16/13	61,119	1,096
770,000	Swedish Krona	10/16/13	119,096	668
930,000	Swedish Krona	10/16/13	144,535	115
1,850,000	Swedish Krona	10/16/13	288,135	(392)
2,630,000	Swedish Krona	10/16/13	402,901	6,162
3,240,000	Swedish Krona	10/16/13	503,900	40
4,020,000	Swedish Krona	10/16/13	614,189	11,070
5,000,000	Swedish Krona	10/16/13	780,646	(2,961)
7,920,000	Swedish Krona	10/16/13	1,215,134	16,720
8,890,000	Swedish Krona	10/16/13	1,397,763	(15,038)
12,735,000	Swedish Krona	10/16/13	1,945,849	34,916
(5,160,000)	Singapore Dollar	10/16/13	(4,093,003)	(20,113)
(4,495,000)	Singapore Dollar	10/16/13	(3,599,329)	16,294
(3,575,000)	Singapore Dollar	10/16/13	(2,868,410)	18,722
(3,445,000)	Singapore Dollar	10/16/13	(2,717,117)	(28,946)
(1,790,000)	Singapore Dollar	10/16/13	(1,436,580)	9,743
(1,405,000)	Singapore Dollar	10/16/13	(1,121,142)	1,195
(570,000)	Singapore Dollar	10/16/13	(453,680)	(676)
(455,000)	Singapore Dollar	10/16/13	(362,735)	48
(255,000)	Singapore Dollar	10/16/13	(203,095)	(170)
(65,000)	Singapore Dollar	10/16/13	(51,622)	(190)
335,000	Singapore Dollar	10/16/13	264,055	2,979
410,000	Singapore Dollar	10/16/13	326,847	(29)
710,000	Singapore Dollar	10/16/13	560,988	4,964
920,000	Singapore Dollar	10/16/13	733,009	337
1,100,000	Singapore Dollar	10/16/13	876,701	126
1,715,000	Singapore Dollar	10/16/13	1,352,618	14,436
4,125,000	Singapore Dollar	10/16/13	3,251,070	37,031
5,830,000	Singapore Dollar	10/16/13	4,644,612	2,572

				$207,121

See Notes to Financial Statements.                                        13

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$10,016,581	$-	$10,016,581
Foreign Treasury Securities	-	11,343,029	-	11,343,029
U.S. Treasury Bills	-	3,999,788	-	3,999,788
Total Investments At Value	$-	$24,359,398	$-	$25,359,398
Other Financial Instruments**
Forward Currency Contracts	-	3,948,680	-	3,948,680
Total Assets	$-	$28,308,078	$-	$29,308,078
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(3,741,559)	-	(3,741,559)
Total Liabilities	$-	$(3,741,559)	$-	$(3,741,559)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	37.0%
Foreign Treasury Securities	41.9%
U.S. Treasury Bills	14.8%
Foreign Currencies	2.2%
Net Unrealized Gain on Forward Currency Contracts	0.8%
Other Assets and Liabilities, Net	3.3%
100.0%
AFA

See Notes to Financial Statements.                                        14

MERK CURRENCY ENHANCED U.S. EQUITY  FUND                                                 SEPTEMBER 30, 2013
SCHEDULE OF INVESTMENTS

Shares	Security Description	Currency	Value in USD
Exchange Traded Product - 96.6% *(a)
18,800	SPDR S&P 500 ETF Trust Total (Cost $2,444,874)	USD	$3,160,280
Total Investments – 96.6% (Cost $2,444,874)*			$3,160,280
Net Unrealized Gain/Loss on Forward Currency Contracts – 1.7%			54,155
Other Assets and Liabilities, Net – 1.7%			56,128
NET ASSETS – 100.0%			$3,270,563

ETF	Exchange Traded Fund
(a)	All or a portion of these securities are segregated to cover forward currency contract and futures contract exposures.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$715,406
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$715,406

AFA
At September 30, 2013, Merk Currency Enhanced U.S. Equity Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

1	S&P 500 Emini Future	12/20/13	$84,570	$(857)

AFA

As of September 30, 2013, Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(590,000)	Australian Dollar	10/02/13	$(549,556)	$(855)
(85,000)	Australian Dollar	10/02/13	(78,241)	(1,055)
(40,000)	Australian Dollar	10/02/13	(35,557)	(1,759)
(30,000)	Australian Dollar	10/02/13	(27,941)	(46)
(10,000)	Australian Dollar	10/02/13	(9,185)	(144)
10,000	Australian Dollar	10/02/13	9,315	14
20,000	Australian Dollar	10/02/13	18,235	423
30,000	Australian Dollar	10/02/13	27,114	873
40,000	Australian Dollar	10/02/13	37,261	55
65,000	Australian Dollar	10/02/13	60,548	90
160,000	Australian Dollar	10/02/13	144,388	4,876
205,000	Australian Dollar	10/02/13	182,784	8,460
225,000	Australian Dollar	10/02/13	205,637	4,266
(380,000)	Canadian Dollars	10/02/13	(361,179)	(7,735)
(250,000)	Canadian Dollars	10/02/13	(240,872)	(1,835)
(165,000)	Canadian Dollars	10/02/13	(159,836)	(351)
65,000	Canadian Dollars	10/02/13	61,818	1,286
100,000	Canadian Dollars	10/02/13	96,880	202
150,000	Canadian Dollars	10/02/13	142,279	3,345
165,000	Canadian Dollars	10/02/13	157,333	2,853
315,000	Canadian Dollars	10/02/13	305,149	661
(545,000)	Swiss Franc	10/02/13	(587,941)	(14,701)
(150,000)	Swiss Franc	10/02/13	(161,394)	(4,471)
(100,000)	Swiss Franc	10/02/13	(106,704)	(3,872)
(75,000)	Swiss Franc	10/02/13	(80,597)	(2,335)
(55,000)	Swiss Franc	10/02/13	(59,335)	(1,482)
(20,000)	Swiss Franc	10/02/13	(21,268)	(848)
(20,000)	Swiss Franc	10/02/13	(21,683)	(432)
20,000	Swiss Franc	10/02/13	21,578	537
75,000	Swiss Franc	10/02/13	80,158	2,774
325,000	Swiss Franc	10/02/13	350,659	8,715

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
545,000	Swiss Franc	10/02/13	$583,859	$18,783
(290,000)	Euro	10/02/13	(383,378)	(8,949)
(185,000)	Euro	10/02/13	(243,612)	(6,665)
(185,000)	Euro	10/02/13	(245,008)	(5,270)
(120,000)	Euro	10/02/13	(160,098)	(2,244)
(60,000)	Euro	10/02/13	(79,902)	(1,269)
(60,000)	Euro	10/02/13	(79,024)	(2,147)
(25,000)	Euro	10/02/13	(33,354)	(468)
25,000	Euro	10/02/13	32,919	902
60,000	Euro	10/02/13	80,054	1,117
115,000	Euro	10/02/13	151,629	3,949
250,000	Euro	10/02/13	328,005	10,207
475,000	Euro	10/02/13	633,761	8,843
(400,000)	Pounds Sterling	10/02/13	(636,153)	(11,407)
(235,000)	Pounds Sterling	10/02/13	(366,244)	(14,197)
(200,000)	Pounds Sterling	10/02/13	(312,025)	(11,755)
(145,000)	Pounds Sterling	10/02/13	(226,796)	(7,944)
(60,000)	Pounds Sterling	10/02/13	(95,426)	(1,708)
30,000	Pounds Sterling	10/02/13	46,679	1,888
40,000	Pounds Sterling	10/02/13	61,989	2,767
45,000	Pounds Sterling	10/02/13	71,574	1,276
60,000	Pounds Sterling	10/02/13	92,883	4,251
100,000	Pounds Sterling	10/02/13	155,572	6,318
100,000	Pounds Sterling	10/02/13	155,123	6,767
160,000	Pounds Sterling	10/02/13	254,478	4,546
225,000	Pounds Sterling	10/02/13	353,293	10,960
280,000	Pounds Sterling	10/02/13	437,476	15,816
(7,850,000)	Japanese Yen	10/02/13	(79,273)	(589)
(6,450,000)	Japanese Yen	10/02/13	(65,136)	(482)
(1,650,000)	Japanese Yen	10/02/13	(16,530)	(256)
(1,300,000)	Japanese Yen	10/02/13	(13,305)	79

See Notes to Financial Statements.                                        15

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(750,000)	Japanese Yen	10/02/13	$(7,537)	$(93)
(550,000)	Japanese Yen	10/02/13	(5,535)	(60)
(200,000)	Japanese Yen	10/02/13	(2,035)	-
550,000	Japanese Yen	10/02/13	5,555	40
700,000	Japanese Yen	10/02/13	7,093	28
950,000	Japanese Yen	10/02/13	9,594	70
950,000	Japanese Yen	10/02/13	9,594	70
7,750,000	Japanese Yen	10/02/13	78,920	(76)
7,850,000	Japanese Yen	10/02/13	78,888	973
(1,410,000)	Norwegian Krone	10/02/13	(231,871)	(2,611)
(990,000)	Norwegian Krone	10/02/13	(167,606)	2,969
(950,000)	Norwegian Krone	10/02/13	(155,635)	(2,349)
(570,000)	Norwegian Krone	10/02/13	(93,183)	(1,607)
(460,000)	Norwegian Krone	10/02/13	(77,887)	1,389
460,000	Norwegian Krone	10/02/13	75,109	1,388
780,000	Norwegian Krone	10/02/13	128,867	847
990,000	Norwegian Krone	10/02/13	162,550	2,087
2,150,000	Norwegian Krone	10/02/13	364,171	(6,627)
(840,000)	New Zealand Dollar	10/02/13	(686,051)	(11,612)
(365,000)	New Zealand Dollar	10/02/13	(298,129)	(5,022)
(225,000)	New Zealand Dollar	10/02/13	(183,776)	(3,098)
(140,000)	New Zealand Dollar	10/02/13	(114,356)	(1,921)
(40,000)	New Zealand Dollar	10/02/13	(31,588)	(1,634)
30,000	New Zealand Dollar	10/02/13	23,216	1,701
60,000	New Zealand Dollar	10/02/13	47,273	2,561
135,000	New Zealand Dollar	10/02/13	108,238	3,886
140,000	New Zealand Dollar	10/02/13	110,329	5,948
405,000	New Zealand Dollar	10/02/13	315,703	20,670
405,000	New Zealand Dollar	10/02/13	314,091	22,282
435,000	New Zealand Dollar	10/02/13	338,304	22,985
(1,150,000)	Swedish Krona	10/02/13	(173,847)	(5,094)
(1,010,000)	Swedish Krona	10/02/13	(152,331)	(4,826)
(920,000)	Swedish Krona	10/02/13	(138,174)	(4,978)
(510,000)	Swedish Krona	10/02/13	(76,958)	(2,398)
(460,000)	Swedish Krona	10/02/13	(70,400)	(1,176)
(90,000)	Swedish Krona	10/02/13	(13,586)	(419)
20,000	Swedish Krona	10/02/13	3,039	73
400,000	Swedish Krona	10/02/13	60,223	2,017
610,000	Swedish Krona	10/02/13	93,730	1,187
1,240,000	Swedish Krona	10/02/13	190,562	2,383
1,870,000	Swedish Krona	10/02/13	287,345	3,629
(530,000)	Singapore Dollar	10/02/13	(414,769)	(7,693)
(305,000)	Singapore Dollar	10/02/13	(239,890)	(3,225)
(215,000)	Singapore Dollar	10/02/13	(168,211)	(3,165)
(205,000)	Singapore Dollar	10/02/13	(162,604)	(802)
(80,000)	Singapore Dollar	10/02/13	(63,457)	(311)
(80,000)	Singapore Dollar	10/02/13	(62,752)	(1,016)
(20,000)	Singapore Dollar	10/02/13	(15,863)	(79)
5,000	Singapore Dollar	10/02/13	3,904	82
15,000	Singapore Dollar	10/02/13	11,733	224
80,000	Singapore Dollar	10/02/13	62,769	999
80,000	Singapore Dollar	10/02/13	63,463	305
305,000	Singapore Dollar	10/02/13	241,991	1,124
420,000	Singapore Dollar	10/02/13	329,832	4,949
530,000	Singapore Dollar	10/02/13	420,512	1,950
(350,000)	Australian Dollar	10/16/13	(326,635)	497
(350,000)	Australian Dollar	10/16/13	(323,884)	(2,254)
(250,000)	Australian Dollar	10/16/13	(231,721)	(1,235)
(235,000)	Australian Dollar	10/16/13	(217,961)	(1,018)
(180,000)	Australian Dollar	10/16/13	(168,385)	656
(180,000)	Australian Dollar	10/16/13	(165,864)	(1,864)
(170,000)	Australian Dollar	10/16/13	(160,263)	1,854
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(115,000)	Australian Dollar	10/16/13	$(106,859)	$(301)
(50,000)	Australian Dollar	10/16/13	(46,620)	29
(15,000)	Australian Dollar	10/16/13	(13,975)	(2)
(5,000)	Australian Dollar	10/16/13	(4,738)	79
10,000	Australian Dollar	10/16/13	9,340	(21)
105,000	Australian Dollar	10/16/13	98,383	(541)
410,000	Australian Dollar	10/16/13	384,474	(2,427)
505,000	Australian Dollar	10/16/13	469,971	599
800,000	Australian Dollar	10/16/13	748,405	(2,946)
890,000	Australian Dollar	10/16/13	826,677	2,645
(250,000)	Canadian Dollars	10/16/13	(242,099)	(509)
(175,000)	Canadian Dollars	10/16/13	(170,394)	568
(150,000)	Canadian Dollars	10/16/13	(144,855)	(710)
(95,000)	Canadian Dollars	10/16/13	(92,152)	(39)
(70,000)	Canadian Dollars	10/16/13	(67,802)	(129)
(30,000)	Canadian Dollars	10/16/13	(29,130)	17
5,000	Canadian Dollars	10/16/13	4,854	(2)
85,000	Canadian Dollars	10/16/13	82,613	(126)
125,000	Canadian Dollars	10/16/13	121,404	(100)
150,000	Canadian Dollars	10/16/13	144,924	642
165,000	Canadian Dollars	10/16/13	160,137	(15)
170,000	Canadian Dollars	10/16/13	164,217	757
190,000	Canadian Dollars	10/16/13	184,238	145
250,000	Canadian Dollars	10/16/13	240,949	1,660
265,000	Canadian Dollars	10/16/13	259,062	(1,896)
(853,000)	Swiss Franc	10/16/13	(913,030)	(30,317)
(465,000)	Swiss Franc	10/16/13	(497,834)	(16,417)
(315,000)	Swiss Franc	10/16/13	(337,465)	(10,899)
(290,000)	Swiss Franc	10/16/13	(317,755)	(2,961)
(255,000)	Swiss Franc	10/16/13	(279,795)	(2,214)
(230,000)	Swiss Franc	10/16/13	(246,128)	(8,233)
(225,000)	Swiss Franc	10/16/13	(241,526)	(7,305)
(210,000)	Swiss Franc	10/16/13	(231,919)	(323)
(55,000)	Swiss Franc	10/16/13	(60,864)	39
(25,000)	Swiss Franc	10/16/13	(27,682)	35
10,000	Swiss Franc	10/16/13	10,967	93
145,000	Swiss Franc	10/16/13	156,631	3,727
150,000	Swiss Franc	10/16/13	161,349	4,539
155,000	Swiss Franc	10/16/13	167,397	4,020
185,000	Swiss Franc	10/16/13	199,339	5,256
225,000	Swiss Franc	10/16/13	242,698	6,133
255,000	Swiss Franc	10/16/13	280,608	1,401
255,000	Swiss Franc	10/16/13	275,149	6,859
440,000	Swiss Franc	10/16/13	483,287	3,316
515,000	Swiss Franc	10/16/13	556,650	12,897
(510,000)	Euro	10/16/13	(688,247)	(1,737)
(415,000)	Euro	10/16/13	(555,063)	(6,395)
(390,000)	Euro	10/16/13	(520,368)	(7,267)
(245,000)	Euro	10/16/13	(330,133)	(1,330)
(200,000)	Euro	10/16/13	(270,653)	71
(185,000)	Euro	10/16/13	(246,739)	(3,549)
(120,000)	Euro	10/16/13	(161,683)	(666)
(115,000)	Euro	10/16/13	(152,576)	(3,008)
5,000	Euro	10/16/13	6,679	86
25,000	Euro	10/16/13	33,811	12
70,000	Euro	10/16/13	94,906	(203)
185,000	Euro	10/16/13	245,505	4,783
225,000	Euro	10/16/13	299,558	4,847
235,000	Euro	10/16/13	311,741	6,192
240,000	Euro	10/16/13	323,631	1,067
485,000	Euro	10/16/13	656,333	(172)
505,000	Euro	10/16/13	683,161	58

See Notes to Financial Statements.                                        16

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
1,194,000	Euro	10/16/13	$1,584,074	$31,300
(415,000)	Pounds Sterling	10/16/13	(664,178)	(7,575)
(205,000)	Pounds Sterling	10/16/13	(324,194)	(7,635)
(170,000)	Pounds Sterling	10/16/13	(270,979)	(4,197)
(165,000)	Pounds Sterling	10/16/13	(264,182)	(2,900)
(145,000)	Pounds Sterling	10/16/13	(232,041)	(2,668)
(105,000)	Pounds Sterling	10/16/13	(164,874)	(5,088)
(80,000)	Pounds Sterling	10/16/13	(129,191)	(303)
(15,000)	Pounds Sterling	10/16/13	(23,593)	(688)
2,000	Pounds Sterling	10/16/13	3,146	92
30,000	Pounds Sterling	10/16/13	48,557	4
35,000	Pounds Sterling	10/16/13	56,470	184
40,000	Pounds Sterling	10/16/13	64,489	258
65,000	Pounds Sterling	10/16/13	102,076	3,139
65,000	Pounds Sterling	10/16/13	103,336	1,879
85,000	Pounds Sterling	10/16/13	135,821	1,767
105,000	Pounds Sterling	10/16/13	166,685	3,277
120,000	Pounds Sterling	10/16/13	192,764	1,478
210,000	Pounds Sterling	10/16/13	331,449	8,474
210,000	Pounds Sterling	10/16/13	335,176	4,747
255,000	Pounds Sterling	10/16/13	405,534	7,230
410,000	Pounds Sterling	10/16/13	657,804	5,855
(75,670,000)	Japanese Yen	10/16/13	(754,512)	(15,392)
(24,650,000)	Japanese Yen	10/16/13	(250,811)	10
(24,550,000)	Japanese Yen	10/16/13	(247,665)	(2,118)
(9,450,000)	Japanese Yen	10/16/13	(95,263)	(886)
(7,750,000)	Japanese Yen	10/16/13	(78,903)	51
(3,850,000)	Japanese Yen	10/16/13	(38,509)	(663)
(2,050,000)	Japanese Yen	10/16/13	(20,608)	(250)
(1,250,000)	Japanese Yen	10/16/13	(12,467)	(251)
(900,000)	Japanese Yen	10/16/13	(9,080)	(77)
300,000	Japanese Yen	10/16/13	3,027	25
700,000	Japanese Yen	10/16/13	7,166	(44)
850,000	Japanese Yen	10/16/13	8,609	39
4,750,000	Japanese Yen	10/16/13	47,359	970
11,850,000	Japanese Yen	10/16/13	119,682	886
16,250,000	Japanese Yen	10/16/13	165,625	(290)
19,200,000	Japanese Yen	10/16/13	194,812	538
(3,000,000)	Norwegian Krone	10/16/13	(500,874)	2,300
(2,350,000)	Norwegian Krone	10/16/13	(395,778)	5,229
(2,000,000)	Norwegian Krone	10/16/13	(332,524)	141
(1,735,000)	Norwegian Krone	10/16/13	(292,540)	4,198
(1,570,000)	Norwegian Krone	10/16/13	(264,895)	3,974
(1,480,000)	Norwegian Krone	10/16/13	(250,084)	4,121
(1,450,000)	Norwegian Krone	10/16/13	(245,112)	4,134
(970,000)	Norwegian Krone	10/16/13	(163,450)	2,244
(700,000)	Norwegian Krone	10/16/13	(118,456)	2,122
(510,000)	Norwegian Krone	10/16/13	(87,336)	2,579
(20,000)	Norwegian Krone	10/16/13	(3,385)	61
70,000	Norwegian Krone	10/16/13	11,675	(41)
460,000	Norwegian Krone	10/16/13	77,565	(1,117)
510,000	Norwegian Krone	10/16/13	86,063	(1,306)
1,470,000	Norwegian Krone	10/16/13	247,002	(2,701)
1,480,000	Norwegian Krone	10/16/13	253,569	(7,606)
1,930,000	Norwegian Krone	10/16/13	321,949	(1,199)
2,350,000	Norwegian Krone	10/16/13	398,527	(7,977)
3,590,000	Norwegian Krone	10/16/13	600,570	(3,943)
(1,275,000)	New Zealand Dollar	10/16/13	(1,025,577)	(32,117)
(395,000)	New Zealand Dollar	10/16/13	(326,234)	(1,444)

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(245,000)	New Zealand Dollar	10/16/13	$(205,051)	$1,808
(200,000)	New Zealand Dollar	10/16/13	(167,288)	1,375
(200,000)	New Zealand Dollar	10/16/13	(162,530)	(3,383)
(150,000)	New Zealand Dollar	10/16/13	(123,858)	(577)
(105,000)	New Zealand Dollar	10/16/13	(87,945)	841
(95,000)	New Zealand Dollar	10/16/13	(76,388)	(2,421)
(65,000)	New Zealand Dollar	10/16/13	(52,337)	(1,585)
(15,000)	New Zealand Dollar	10/16/13	(12,378)	(65)
15,000	New Zealand Dollar	10/16/13	12,006	437
55,000	New Zealand Dollar	10/16/13	44,204	1,422
95,000	New Zealand Dollar	10/16/13	78,469	339
200,000	New Zealand Dollar	10/16/13	165,623	290
400,000	New Zealand Dollar	10/16/13	325,312	6,513
410,000	New Zealand Dollar	10/16/13	339,266	855
1,570,000	New Zealand Dollar	10/16/13	1,281,586	20,829
(3,720,000)	Swedish Krona	10/16/13	(571,327)	(7,271)
(2,460,000)	Swedish Krona	10/16/13	(387,292)	4,670
(1,060,000)	Swedish Krona	10/16/13	(167,143)	2,274
(760,000)	Swedish Krona	10/16/13	(117,103)	(1,106)
(760,000)	Swedish Krona	10/16/13	(118,323)	114
(410,000)	Swedish Krona	10/16/13	(62,487)	(1,283)
(320,000)	Swedish Krona	10/16/13	(49,822)	50
(210,000)	Swedish Krona	10/16/13	(32,689)	26
(60,000)	Swedish Krona	10/16/13	(9,364)	32
50,000	Swedish Krona	10/16/13	7,640	137
110,000	Swedish Krona	10/16/13	17,096	14
210,000	Swedish Krona	10/16/13	32,707	(44)
330,000	Swedish Krona	10/16/13	50,554	773
360,000	Swedish Krona	10/16/13	55,989	4
490,000	Swedish Krona	10/16/13	74,864	1,349
580,000	Swedish Krona	10/16/13	90,555	(343)
960,000	Swedish Krona	10/16/13	147,289	2,027
1,050,000	Swedish Krona	10/16/13	165,090	(1,776)
5,190,000	Swedish Krona	10/16/13	793,008	14,230
(610,000)	Singapore Dollar	10/16/13	(483,863)	(2,378)
(515,000)	Singapore Dollar	10/16/13	(412,381)	1,867
(420,000)	Singapore Dollar	10/16/13	(331,260)	(3,529)
(420,000)	Singapore Dollar	10/16/13	(336,988)	2,200
(210,000)	Singapore Dollar	10/16/13	(168,537)	1,143
(175,000)	Singapore Dollar	10/16/13	(139,644)	149
(90,000)	Singapore Dollar	10/16/13	(71,634)	(107)
(55,000)	Singapore Dollar	10/16/13	(43,847)	6
(30,000)	Singapore Dollar	10/16/13	(23,893)	(20)
35,000	Singapore Dollar	10/16/13	27,588	311
50,000	Singapore Dollar	10/16/13	39,859	(4)
80,000	Singapore Dollar	10/16/13	63,210	559
110,000	Singapore Dollar	10/16/13	87,642	40
120,000	Singapore Dollar	10/16/13	95,640	14
205,000	Singapore Dollar	10/16/13	161,683	1,726
500,000	Singapore Dollar	10/16/13	394,069	4,489
690,000	Singapore Dollar	10/16/13	549,705	304
				$54,155

See Notes to Financial Statements.                                        17

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Investment Companies	$3,160,280	$-	$-	$3,160,280
Total Investments At Value	$3,160,280	$-	$-	$3,160,280

Other Financial Instruments**
Forward Currency Contracts	-	498,817	-	498,817
Total Assets	$3,160,280	$498,817	$-	$3,659,097
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(444,662)	$-	$(444,662)
Futures	(857)	-	-	(857)
Total Liabilities	$(857)	$(444,662)	$-	$(445,519)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

There were no transfers between Level 1, Level 2 and Level Level 3 for the period ended September 30, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Investment Companies	96.6%
Net Unrealized Gain on Forward Currency Contracts	1.7%
Other Asset and Liabilities, Net	1.7%
100.0%
AFA

See Notes to Financial Statements.                                        18

STATEMENTS OF ASSETS AND LIABILITIES                                                    SEPTEMBER 30, 2013

	MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
ASSETS
Total investments, at value (Cost $352,214,343, $40,555,560, $25,303,646 and $2,444,874, respectively)	$351,010,405	$40,364,398	$25,359,398	$3,160,280
Deposits with brokers	234,536	-	-	3,210
Cash	3,056,131	706,195	759,485	32,821
Foreign currency (Cost $16,872,010, $2,479,788, $594,570 and $0, respectively)	16,738,841	2,476,995	594,495	-
Receivables:
Fund shares sold	605,087	18,168	70,783	6,719
Investment securities sold	2,000,000	-	-	-
Dividends and interest	3,732,381	23,539	165,928	15,754
Unrealized gain on forward currency contracts	-	354,261	3,948,680	498,817
Total Assets	377,377,381	43,943,556	30,898,769	3,717,601

LIABILITIES
Unrealized loss on forward currency contracts	424,627	88,942	3,741,559	444,662
Payables:
Investment securities purchased	2,000,149	-	-	-
Fund shares redeemed	166,099	14,482	55,897	-
Variation margin	30,500	-	-	612
Accrued Liabilities:
Investment adviser fees	278,528	31,625	19,374	648
Distribution fees	63,345	6,145	3,405	227
Other expenses	15,381	1,796	1,135	889
Total Liabilities	2,978,629	142,990	3,821,370	447,038

NET ASSETS	$374,398,752	$43,800,566	$27,077,399	$3,270,563

COMPONENTS OF NET ASSETS
Paid-in capital	$371,973,359	$44,210,196	$26,743,245	$2,439,461
Undistributed (distributions in excess of) net investment income	(1,007,595)	(46,663)	238,855	60,356
Accumulated net realized gain (loss)	5,012,629	(434,331)	(169,299)	2,043
Net unrealized appreciation (depreciation)	(1,579,641)	71,364	264,598	768,703
NET ASSETS	$374,398,752	$43,800,566	$27,077,399	$3,270,563

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	25,602,116	3,122,089	1,714,796	74,814
Institutional Shares	5,926,779	1,489,447	1,136,934	150,196

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $303,712,736, $29,604,126, $16,246,065 and $1,083,741, respectively)	$11.86	$9.48	$9.47	$14.49
Institutional Shares (based on net assets of $70,686,016, $14,196,440, $10,831,334 and $2,186,822, respectively)	$11.93	$9.53	$9.53	$14.56

See Notes to Financial Statements.                                        19

STATEMENTS OF OPERATIONS                                                    SIX MONTHS ENDED SEPTEMBER 30, 2013
	MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTMENT INCOME
Dividend income	$-	$-	$-	$32,452
Interest income (Net of foreign withholding taxes of $87,423, $0, $50 and $0, respectively)	1,192,559	242,160	99,683	12
Total Investment Income	1,192,559	242,160	99,683	32,464
Adviser
EXPENSES
Investment adviser fees	2,194,837	246,590	111,672	11,446
Non 12b-1 shareholder servicing fees:
Investor Shares	92,850	8,301	3,236	-
Institutional Shares	16,894	4,029	2,346	-
Distribution fees:
Investor Shares	464,239	41,503	16,182	1,320
Operating expenses	-	-	-	5,246
Total Expenses	2,768,820	300,423	133,436	18,012

NET INVESTMENT INCOME (LOSS)	(1,576,261)	(58,263)	(33,753)	14,452

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,062,775)	(107,468)	(437,614)	(10,396)
Foreign currency transactions	3,815,023	(326,840)	268,315	5,480
Futures	(571,958)	-	-	7,683
Net realized gain (loss)	1,180,290	(434,308)	(169,299)	2,767
Net change in unrealized appreciation (depreciation) on:
Investments	(2,686,232)	(150,028)	292,925	202,875
Foreign currency translations	(591,114)	373,023	489,311	101,303
Futures	121,050	-	-	(1,491)
Net change in unrealized appreciation (depreciation)	(3,156,296)	222,995	782,236	302,687
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,976,006)	(211,313)	612,937	305,454
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(3,552,267)	$(269,576)	$579,184	$319,906

See Notes to Financial Statements.                                        20

STATEMENTS OF CHANGES IN NET ASSETS

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND
For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013
OPERATIONS
Net investment loss	$(1,576,261)	$(1,458,094)	$(58,263)	$(651,200)
Net realized gain (loss)	1,180,290	9,045,621	(434,308)	1,090,351
Net change in unrealized appreciation (depreciation)	(3,156,296)	(9,678,035)	222,995	(459,233)
Decrease in Net Assets Resulting from Operations	(3,552,267)	(2,090,508)	(269,576)	(20,082)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Investor Shares	-	(4,364,804)	-	-
Institutional Shares	-	(711,759)	-	-
Total Distributions to Shareholders	-	(5,076,563)	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	32,663,769	179,258,415	1,608,399	6,762,643
Institutional Shares	13,964,706	32,019,828	1,253,549	1,917,315
Reinvestment of distributions:
Investor Shares	-	4,103,634	-	-
Institutional Shares	-	697,874	-	-
Redemption of shares:
2	Investor Shares	(190,363,759)	(180,720,767)	(9,455,736)	(33,691,058)
4	Institutional Shares	(18,580,210)	(39,110,345)	(7,674,801)	(11,200,619)
Decrease in Net Assets from Capital Share Transactions	(162,315,494)	(3,751,361)	(14,268,589)	(36,211,719)
Decrease in Net Assets	(165,867,761)	(10,918,432)	(14,538,165)	(36,231,801)

NET ASSETS
Beginning of Period	540,266,513	551,184,945	58,338,731	94,570,532
End of Period (Including line (a))	$374,398,752	$540,266,513	$43,800,566	$58,338,731

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,768,344	14,931,081	170,193	707,386
Institutional Shares	1,179,469	2,665,138	131,273	201,881
Reinvestment of distributions:
Investor Shares	-	339,143	-	-
Institutional Shares	-	57,485	-	-
Redemption of shares:
Investor Shares	(16,178,696)	(15,141,221)	(997,580)	(3,547,941)
Institutional Shares	(1,573,260)	(3,294,393)	(802,526)	(1,176,461)
Decrease in Shares	(13,804,143)	(442,767)	(1,498,640)	(3,815,135)
(a)	Undistributed (distributions in excess of) net investment income.	$(1,007,595)	$568,666	$(46,663)	$11,600

See Notes to Financial Statements.                                        21

STATEMENTS OF CHANGES IN NET ASSETS

MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013
OPERATIONS
Net investment income (loss)	$(33,753)	$(165,807)	$14,452	$24,051
Net realized gain (loss)	(169,299)	(97,522)	2,767	36,848
Net change in unrealized appreciation (depreciation)	782,236	(655,554)	302,687	184,359
Increase (Decrease) in Net Assets Resulting from Operations	579,184	(918,883)	319,906	245,258

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	-	-	(2,999)
Institutional Shares	-	-	-	(13,465)
Net realized gain:
Investor Shares	-	-	-	(4,372)
Institutional Shares	-	-	-	(19,186)
Total Distributions to Shareholders	-	-	-	(40,022)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	8,175,418	3,383,187	771,858	655,310
Institutional Shares	5,646,775	2,337,123	-	-
Reinvestment of distributions:
Investor Shares	-	-	-	6,099
Institutional Shares	-	-	-	32,650
Redemption of shares:
2	Investor Shares	(3,055,851)	(11,526,866)	(576,406)	(365,858)
4	Institutional Shares	(1,121,104)	(1,661,463)	(50,000)	-
Increase (Decrease) in Net Assets from Capital Share Transactions	9,645,238	(7,468,019)	145,452	328,201
Increase (Decrease) in Net Assets	10,224,422	(8,386,902)	465,358	533,437

NET ASSETS
Beginning of Period	16,852,977	25,239,879	2,805,205	2,271,768
End of Period (Including line (a))	$27,077,399	$16,852,977	$3,270,563	$2,805,205

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	868,874	376,588	54,275	54,269
Institutional Shares	591,423	260,260	-	-
Reinvestment of distributions:
Investor Shares	-	-	-	560
Institutional Shares	-	-	-	3,015
Redemption of shares:
Investor Shares	(323,862)	(1,305,387)	(41,337)	(32,806)
Institutional Shares	(118,488)	(190,340)	(3,718)	-
Increase (Decrease) in Shares	1,017,947	(858,879)	9,220	25,038
(a)	Undistributed net investment income.	$238,855	$272,608	$60,356	$45,904

See Notes to Financial Statements.                                        22

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK HARD CURRENCY FUND	For the Six Months Ended		For the Years Ended March 31,
INVESTOR SHARES	September 30, 2013		2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Period	$11.91		$12.04	$12.58	$11.75	$10.42	$12.16
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.04)		(0.04)	—	(b) 0.01	(0.01)	0.15
Net realized and unrealized gain (loss)	(0.01)		0.02 (c)	(0.22)	1.07	1.55	(1.71)
Total from Investment Operations	(0.05)		(0.02)	(0.22)	1.08	1.54	(1.56)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.15)	(0.12)	(0.14)	(0.10)
Net realized gain	—		(0.11)	(0.17)	(0.13)	(0.07)	(0.08)
Total Distributions to Shareholders	—		(0.11)	(0.32)	(0.25)	(0.21)	(0.18)
NET ASSET VALUE, End of Period	$11.86		$11.91	$12.04	$12.58	$11.75	$10.42
TOTAL RETURN	(0.42	)%(d)	(0.15)%	(1.68)%	9.39%	14.70%	(13.01)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$303,713	$464,720		$468,130	$378,289	$437,387	$268,097
Ratios to Average Net Assets:
Net investment income (loss)	(0.76	)%(e)	(0.30)%	(0.01)%	0.09%	(0.12)%	1.36%
Net expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.31%
Gross expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.32	% (f)
PORTFOLIO TURNOVER RATE(g)	34	%(d)	56%	94%	49%	15%	27%

	For the Six Months Ended		For the Years Ended March 31,		April 1, 2010 (b) through
INSTITUTIONAL SHARES	September 30, 2013		2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$11.95		$12.05	$12.59	$11.81
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.03)		(0.02)	0.03	0.05
Net realized and unrealized gain (loss)	0.01		0.03 (c)	(0.23)	1.01
Total from Investment Operations	(0.02)		0.01	(0.20)	1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.17)	(0.15)
Net realized gain	—		(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	—		(0.11)	(0.34)	(0.28)
NET ASSET VALUE, End of Period	$11.93		$11.95	$12.05	$12.59
TOTAL RETURN	(0.17)	% (d)	0.10%	(1.49)%	9.21	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$70,686		$75,547	$83,055	$94,878
Ratios to Average Net Assets:
Net investment income (loss)	(0.52)	%(e)	(0.15)%	0.26%	0.35	%(e)
Net expense	1.05	%(e)	1.05%	1.05%	1.05	%(e)
Gross expense	1.05	%(e)	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE (g)	34	%(d)	56%	94%	49	%(d)

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursments.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

See Notes to Financial Statements.                                        23

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

MERK ASIAN CURRENCY FUND	For the Six Months Ended		For the Years Ended March 31,				April 1, 2008(a) through
INVESTOR SHARES	September 30, 2013		2013	2012	2011	2010	March 31, 2009
NET ASSET VALUE, Beginning of Period	$9.53		$9.52	$9.74	$9.63	$9.53	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.02)		(0.10)	(0.11)	(0.11)	(0.10)	0.01
Net realized and unrealized gain (loss)	(0.03)		0.11	(0.01)	0.37	0.24	(0.48)
Total from Investment Operations	(0.05)		0.01	(0.12)	0.26	0.14	(0.47)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.10)	(0.15)	(0.04)	—
Net realized gain	—		—	—	— (c)	— (c)	—
Total Distributions to Shareholders	—		—	(0.10)	(0.15)	(0.04)	—
NET ASSET VALUE, End of Period	$9.48		$9.53	$9.52	$9.74	$9.63	$9.53
TOTAL RETURN	(0.52	)%(d)	0.11%	(1.28)%	2.74%	1.51%	(4.70	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$29,604		$37,655	$64,667	$82,711	$74,473	$47,810
Ratios to Average Net Assets:
Net investment income (loss)	(0.32	)%(e)	(1.00)%	(1.18)%	(1.12)%	(1.03)%	0.16	%(e)
Net expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
Gross expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
PORTFOLIO TURNOVER RATE (f)	0	%(d)	0%	0%	0%	0%	0	%(d)

	For the Six Months Ended		For the Years Ended March 31,		April 1, 2010 (a) through
INSTITUTIONAL SHARES	September 30, 2013		2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.57		$9.54	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment loss (b)	—	(c)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(0.04)		0.10	(0.01)	0.37
Total from Investment Operations	(0.04)		0.03	(0.10)	0.29
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.10)	(0.18)
Net realized gain	—		—	—	—	(c)
Total Distributions to Shareholders	—		—	(0.10)	(0.18)
NET ASSET VALUE, End of Period	$9.53		$9.57	$9.54	$9.74
TOTAL RETURN	(0.42	)%(d)	0.31%	(1.01)%	3.00	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$14,196		$20,684	$29,904	$22,835
Ratios to Average Net Assets:
Net investment loss	(0.07	)%(e)	(0.75)%	(0.94)%	(0.86	)%(e)
Net expense	1.05	%(e)	1.05%	1.05%	1.05	%(e)
Gross expense	1.05	%(e)	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE (f)	0	%(d)	0%	0%	0	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisistion were one year or less.

See Notes to Financial Statements.                                        24

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

MERK ABSOLUTE RETURN CURRENCY FUND	For the Six Months					September 9, 2009 (a)
	Ended		For the Years Ended March 31,			through
INVESTOR SHARES	September 30, 2013		2013	2012	2011	March 31, 2010
NET ASSET VALUE, Beginning of Period	$9.18		$9.37	$10.27	$9.77	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.02)		(0.09)	(0.11)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	0.31		(0.10)	(0.66)	0.75	(0.17)
Total from Investment Operations	0.29		(0.19)	(0.77)	0.64	(0.23)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.13)	(0.14)	—
Net realized gain	—		—	—	— (c)	—
Total Distributions to Shareholders	—		—	(0.13)	(0.14	—
NET ASSET VALUE, End of Period	$9.47		$9.18	$9.37	$10.27	$9.77
TOTAL RETURN	3.16	%(d)	(2.03)%	(7.57)%	6.52%	(2.30	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$16,246		$10,733	$19,662	$24,568	$22,543
Ratios to Average Net Assets:
Net investment loss	(0.39	)%(e)	(0.98)%	(1.18)%	(1.11)%	(1.16	)%(e)
Net expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30	%(e)
Gross expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30	%(e)
PORTFOLIO TURNOVER RATE(f)	0	%(d)	0%	0%	0%	0	%(d)

	For the Six Months Ended		For the Years Ended March 31,		April 1, 2010 (a) through
INSTITUTIONAL SHARES	September 30, 2013		2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.22		$9.39	$10.28	$9.82
INVESTMENT OPERATIONS
Net investment loss (b)	(0.01)		(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.32		(0.11)	(0.67)	0.71
Total from Investment Operations	0.31		(0.17)	(0.76)	0.62
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.13)	(0.16)
Net realized gain	—		—	—	—	(c)
Total Distributions to Shareholders	—		—	(0.13)	(0.16)
NET ASSET VALUE, End of Period	$9.53		$9.22	$9.39	$10.28
TOTAL RETURN	3.36	%(d)	(1.81)%	(7.41)%	6.33	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10,831		$6,120	$5,578	$4,813
Ratios to Average Net Assets:
Net investment loss	(0.18	)%(e)	(0.67)%	(0.94)%	(0.86	)%(e)
Net expense	1.05	%(e)	1.05%	1.05%	1.05	%(e)
Gross expense	1.05	%(e)	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE(f)	0	%(d)	0%	0%	0	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.                                        25

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

MERK CURRENCY ENHANCED U.S. EQUITY FUND	For the Six Months Ended September 30, 2013		For the Year Ended March 31, 2013	September 12, 2011 (a) through March 31, 2012
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$12.96		$11.89	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.06		0.10	0.07
Net realized and unrealized gain (loss)	1.47		1.18	2.00
Total from Investment Operations	1.53		1.28	2.07
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.08)		(0.07)
Net realized gain	—		(0.13)		(0.11)
Total Distributions to Shareholders	—		(0.21)		(0.18)
NET ASSET VALUE, End of Period	$14.49		$12.96	$11.89
TOTAL RETURN	11.80	%(c)	11.09%	20.99	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,084		$802	$474
Ratios to Average Net Assets(d) :
Net investment income (e)	0.88	%(f)	0.88%	1.26	%(f)
Net expense	1.30	%(f)	1.30%	1.30	%(f)
Gross expense	1.30	%(f)	1.30%	1.30	%(f)
PORTFOLIO TURNOVER RATE	10	%(c)	20%	0	%(c)
	For the Six Months Ended September 30, 2013		For the Year Ended March 31, 2013	September 12, 2011 (a) through March 31, 2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$13.01		$11.91	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.07		0.13	0.09
Net realized and unrealized gain (loss)	1.48		1.19	2.00
Total from Investment Operations	1.55		1.32	2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.09)	(0.07)
Net realized gain	—		(0.13)	(0.11)
Total Distributions to Shareholders	—		(0.22)	(0.18)
NET ASSET VALUE, End of Period	$14.56		$13.01	$11.91
TOTAL RETURN	11.91	%(c)	11.42%	21.28	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$2,187	$2,003		$1,798
Ratios to Average Net Assets(d):
Net investment income (e)	0.93	%(f)	1.14%	1.58	%(f)
Net expense	1.05	%(f)	1.05%	1.05	%(f)
Gross expense	1.05	%(f)	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE	10	%(c)	20%	0	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)
The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(e)		Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(f)		Annualized.

See Notes to Financial Statements.                                        26

NOTES TO FINANCIAL STATEMENTS                                                    SEPTEMBER 30, 2013
Note 1. Organization

The Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. The Merk Asian Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return that exceeds that of the S&P 500 Index, by investing in securities and instruments that create exposure to U.S. equities and currencies.  The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.  The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.  The Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

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Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2013, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of September 30, 2013, are disclosed in each Fund’s Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended September 30, 2013, the Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency and the Merk Currency Enhanced U.S. Equity Fund entered into an aggregated total notional value of $1,158,996,570, $145,863,794,  $3,327,056,597 and $481,071,495, respectively, of forward currency contracts.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

The Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund entered into a total notional amount of $10,798,500 and $165,493, respectively, on futures contracts during the period ended September 30, 2013.

Derivatives Transactions - Each Fund’s use of derivatives during the period ended September 30, 2013, was limited to forward currency contracts and/or futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

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The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure
Merk Hard Currency Fund
Commodity Contracts
	Receivable-Variation Margin	$-	Payable- Variation Margin	$(30,500)
Forward Currency Contracts
	Unrealized gain on forward currency contracts	-	Unrealized loss on forward currency contracts	(424,627)
Merk Asian Currency Fund
Forward Currency Contracts
	Unrealized gain on forward currency contracts	354,261	Unrealized loss on forward currency contracts	(88,942)
Merk Absolute Return Currency Fund
Forward Currency Contracts
	Unrealized gain on forward currency contracts	3,948,680	Unrealized loss on forward currency contracts	(3,741,559)
Merk Currency Enhanced U.S. Equity Fund
Commodity Contracts
	Receivable-Variation Margin	-	Payable- Variation Margin	(612)
Forward Currency Contracts
	Unrealized gain on forward currency contracts	498,817	Unrealized loss on forward currency contracts	(444,662)

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2013, by each Fund are recorded in the following locations on the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Merk Hard Currency Fund
Commodity Contracts
	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$(571,958)	$121,050
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	3,267,844	120,716
Merk Asian Currency Fund
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	(399,127)	376,770
Merk Absolute Return Currency Fund
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	256,903	486,808
Merk Currency Enhanced U.S. Equity Fund
Commodity Contracts
	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	7,683	(1,491)
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	(4,174)	101,303

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

29

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets.  Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on the Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the non 12b-1 shareholder servicing fees and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund’s Investor Shares for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2013, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$55,921,857	$72,749,754
Merk Absolute Return Currency Fund	2,459,822	-
Merk Currency Enhanced U.S. Equity Fund	533,895	290,064

Note 5. Federal Income Tax and Investment Transactions

As of March 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Merk Hard Currency Fund	$3,670,311	$-	$2,307,349	$5,977,660
Merk Asian Currency Fund	-	(23)	(140,031)	(140,054)
Merk Absolute Return Currency Fund	-	-	(245,030)	(245,030)
Merk Currency Enhanced U.S. Equity Fund	-	(78)	511,274	511,196

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

30

As of March 31, 2013, the Funds had the following available short term capital loss carry forwards that have no expiration date:

Merk Asian Currency Fund	$23
Merk Currency Enhanced U.S. Equity Fund	78

Note 6. Underlying Investments in Other Investment Companies

The Merk Currency Enhanced U. S. Equity Fund currently invests a portion of its assets in SPDR S&P 500 ETF Trust.  The Merk Currency Enhanced U.S. Equity Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Merk Currency Enhanced U.S. Equity Fund may be directly affected by the performance of the SPDR S&P 500 ETF Trust.  The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the SPDR S&P 500 ETF Trust’s website www.spdrs.com or the Securties and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Currency Enhanced U.S. Equity Fund’s financial statements.  As of September 30, 2013 the percentage of the Merk Currency Enhanced U.S. Equity Fund’s net assets invested in the SPDR S&P 500 ETF Trust was 96.6%.

Note 7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

31

ADDITIONAL INFORMATION                                                       SEPTEMBER 30, 2013
Investment Advisory Agreement Approval

At the June 14, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Merk Investments LLC (“Adviser”) and the Trust pertaining to the Funds (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board noted that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information received at each regularly scheduled meeting including, among other things, information concerning the Funds' performance and related services provided by the Adviser.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below. Although the Board approved the renewal of the Advisory Agreement for each of the Funds, the Board considered each Fund separately.

Nature, Extent and Quality of Services
Based on a presentation from a senior representative of the Adviser, a due diligence process completed in writing by the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Funds and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board further considered the adequacy of the Adviser’s resources.  The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Funds for the foreseeable future.  Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.
Performance
The Board reviewed the performance of the Funds and the Adviser’s discussion of its investment philosophy. The Board noted the Adviser's representation that the Lipper Inc. (“Lipper”) peer groups provided to the Board do not pursue the same strategies as the Funds and are not entirely comparable to the Funds, making it difficult to draw conclusions from either the Funds' relative performance or fee differentials. Nevertheless, the Board considered each Fund's performance since inception relative to its benchmark and Lipper peer group.

The Board noted that the Merk Absolute Return Currency Fund outperformed the Citigroup 3-Month Treasury Bill Index, its primary benchmark, for the 1-year and 3-year periods ended May 31, 2013. The Board also considered the Merk Absolute Return Currency Fund’s performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Absolute Return Currency Fund underperformed the median of its peer group for the 1-year period ended March 31, 2013 but outperformed the median of its Lipper peer group for the 1-year period ended May 31, 2013.

The Board noted that the Merk Asian Currency Fund outperformed the Citigroup 3-Month Treasury Bill Index, its primary benchmark, for the 1-year and 3-year periods ended May 31, 2013. The Board also considered the Merk Asian Currency Fund’s performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Asian Currency Fund underperformed the median of its Lipper peer group for the 1-year and 3-year periods ending March 31, 2013 and May 31, 2013.

The Board noted that the Merk Currency Enhanced U.S. Equity Fund outperformed the S&P 500 index, its primary benchmark, for the 1-year period ended May 31, 2013.  The Board also considered the Merk Currency Enhanced U.S. Equity Fund’s performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Currency Enhanced U.S. Equity Fund outperformed the median of its Lipper peer group for the 1-year period ending March 31, 2013.

The Board noted that the Merk Hard Currency Fund outperformed the JPMorgan Global 3-Month Cash Index, its primary benchmark, for the 1-year, 3-year and 5-year periods ended May 31, 2013.  The Board also considered the Merk Hard Currency Fund’s performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Hard Currency Fund underperformed the median of its peer group for the 1-year, 3-year and 5-yeard periods ended March 31, 2013 but outperformed the median it's Lipper peer group for the 1-year and 3-year periods ended May 31, 2013.

32

Noting the Funds’ performance against their respective benchmarks, including the market conditions and other considerations presented by the Adviser as well as recent performance of certain Funds, the Board concluded that each Fund’s performance was reasonable and that each Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Compensation
The Board considered the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on actual advisory fee rates (after fee waivers) and total expenses of the relevant Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate for the Merk Absolute Return Currency Fund was above the median of its Lipper peer groupbut that the total expense ratio of the Merk Absolute Return Currency Fund was below the median of its Lipper peer group. Considering, among other things, that the Lipper peer group funds pursue somewhat different strategies than the Merk Absolute Return Currency Fund. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Absolute Return Currency Fund was reasonable.

The Board next noted that the Adviser’s actual advisory fee rate and total expense ratio for the Merk Asian Currency Fund was the highest in its Lipper Inc. peer group. Given, however, that according to the Adviser, the Merk Asian Currency Fund's peer group did not fully reflect its niche market, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Asian Fund was reasonable.

Regarding the Merk Currency Enhanced U.S. Equity Fund, the Board noted that the Adviser’s actual advisory fee rate was below the median of its Lipper peer group and that the total expense ratio of the Merk Currency Enhanced U.S. Equity Fund was the lowest of its Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Currency Enhanced U.S. Equity Fund was reasonable.

The Board next noted that the Adviser’s actual advisory fee rate and total expense ratio for the Merk Hard Currency Fund was the highest its Lipper Inc. peer group. Considering, among other things, that the Lipper peer group funds pursue somewhat different strategies than the Merk Hard Currency Fund, the Adviser's representation that the Merk Hard Currency Fund's peer group did not fully reflect its niche market and that the fee structure under the Advisory Agreement with respect to the Merk Hard Currency Fund requires the Adviser to pay virtually all of that Fund’s expenses, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Hard Currency Fund was reasonable.

Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds.  In this regard, the Board considered the Adviser’s resources devoted to the Funds as well as the Adviser’s discussion of costs and profitability.  Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Economies of Scale
The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted that total assets under management of the Merk Hard Currency Fund had recently declined. The Board also considered the relative new-ness of the other Funds and the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits
The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and

33

copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013, through September 30, 2013.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid	Annualized
	April 1, 2013	September 30, 2013	During Period*	Expense Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$995.80	$6.50	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$998.33	$5.26	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Asian Currency Fund
Investor Shares
Actual	$1,000.00	$994.76	$6.50	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$995.82	$5.25	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,031.59	$6.62	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,033.62	$5.35	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Currency Enhanced U.S. Equity Fund
Investor Shares
Actual	$1,000.00	$1,118.05	$6.90	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,119.14	$5.58	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

34

PAYSON TOTAL RETURN FUND

SEPTEMBER 30, 2013

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Additional Information	11

IMPORTANT INFORMATION

An investment in the Payson Total Return Fund (the “Fund”) is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, exchange-traded risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

AFA
Shares	Security Description	Value

Common Stock - 95.3%
Communications - 7.1%
23,073	Cisco Systems, Inc.	$540,370
32,523	DIRECTV (a)	1,943,249
42,509	John Wiley & Sons, Inc., Class A	2,027,254
		4,510,873
Consumer Discretionary - 9.4%
36,200	Coach, Inc.	1,973,986
36,248	Kohl's Corp.	1,875,834
21,700	McDonald's Corp.	2,087,757
		5,937,577
Consumer Staples - 10.7%
41,750	Merck & Co., Inc.	1,987,717
1,300	Molson Coors Brewing Co., Class B	65,169
22,420	PepsiCo, Inc.	1,782,390
25,000	Wal-Mart Stores, Inc.	1,849,000
29,967	Weight Watchers International, Inc.	1,119,867
		6,804,143
Energy - 9.9%
29,674	BP PLC, ADR	1,247,198
34,000	ConocoPhillips	2,363,340
17,500	Marathon Petroleum Corp.	1,125,600
87,394	Peabody Energy Corp.	1,507,547
		6,243,685
Financial - 16.3%
32,600	Aflac, Inc.	2,020,874
45,577	American International Group, Inc.	2,216,410
156,000	Bank of America Corp.	2,152,800
17,156	Berkshire Hathaway, Inc., Class B (a)	1,947,378
1,035	Mastercard, Inc., Class A	696,327
3,575	Visa, Inc., Class A	683,182
15,000	Wells Fargo & Co.	619,800
		10,336,771
Health Care - 7.8%
44,079	Abbott Laboratories	1,462,982
13,223	Johnson & Johnson	1,146,302
24,391	Sanofi, ADR	1,234,916
28,952	Teva Pharmaceutical Industries, Ltd., ADR	1,093,807
		4,938,007
Industrials - 15.6%
22,665	General Dynamics Corp.	1,983,641
58,000	Iron Mountain, Inc.	1,567,160
35,826	Joy Global, Inc.	1,828,559
6,060	Parker Hannifin Corp.	658,843
91,300	Spirit Aerosystems Holdings, Inc., Class A (a)	2,213,112
15,335	United Technologies Corp.	1,653,420
		9,904,735

Shares	Security Description	Value

Technology - 18.5%
5,868	Apple, Inc.	$2,797,569
39,500	Harris Corp.	2,342,350
10,330	IBM	1,912,909
100,066	Intel Corp.	2,293,513
70,300	Microsoft Corp.	2,341,693
		11,688,034
Total Common Stock (Cost $51,553,593)		60,363,825
Investment Companies - 2.8%
45,000	Vanguard FTSE Emerging Markets ETF (Cost $1,803,597)
		1,804,950

Total Investments - 98.1% (Cost $53,357,190)*		$62,168,775
Other Assets & Liabilities, Net – 1.9%		1,194,596
Net Assets – 100.0%		$63,363,371

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,011,359
Gross Unrealized Depreciation	(1,199,774)
Net Unrealized Appreciation	$8,811,585

See Notes to Financial Statements.                                  1

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$62,168,775
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$62,168,775

The Level 1 value displayed in this table is Common Stock and Investment Companies. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended September 30, 2013.

PORTFOLIO HOLDINGS
% of Total Investments

Communications	7.3%
Consumer Discretionary	9.6%
Consumer Staples	11.0%
Energy	10.0%
Financial	16.6%
Health Care	7.9%
Industrials	15.9%
Technology	18.8%
Investment Companies	2.9%
100.0%

See Notes to Financial Statements.                                  2

PAYSON TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

AFA
ASSETS
Total investments, at value (Cost $53,357,190)	$62,168,775
Cash	1,299,275
Receivables:
Dividends and interest	58,455
Prepaid expenses	14,145
Total Assets	63,540,650

LIABILITIES
Payables:
Fund shares redeemed	2,019
Distributions payable	112,885
Accrued Liabilities:
r	Investment adviser fees	31,522
Trustees’ fees and expenses	39
Fund services fees	15,252
Other expenses	15,562
Total Liabilities	177,279

NET ASSETS	$63,363,371

COMPONENTS OF NET ASSETS
Paid-in capital	$50,282,327
Distributions in excess of net investment income	(32)
Accumulated net realized gain	4,269,491
Net unrealized appreciation	8,811,585
NET ASSETS	$63,363,371
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,335,524
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.61

See Notes to Financial Statements.                                  3

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $23,022)	$834,411
Interest income	286
Total Investment Income	834,697

EXPENSES
Investment adviser fees	191,088
Fund services fees	88,898
Custodian fees	3,313
Registration fees	9,917
Professional fees	18,101
Trustees' fees and expenses	1,099
Miscellaneous expenses	12,360
Total Expenses	324,776
NET INVESTMENT INCOME	509,921

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,031,824
Net change in unrealized appreciation (depreciation) on investments	2,211,953
NET REALIZED AND UNREALIZED GAIN	3,243,777
INCREASE IN NET ASSETS FROM OPERATIONS	$3,753,698

See Notes to Financial Statements.                                  4

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013
OPERATIONS
Net investment income	$509,921	$829,299
Net realized gain	1,031,824	5,410,208
Net change in unrealized appreciation (depreciation)	2,211,953	(3,217,704)
Increase in Net Assets Resulting from Operations	3,753,698	3,021,803

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(510,177)	(830,782)
Net realized gain	-	(4,237,270)
Total Distributions to Shareholders	(510,177)	(5,068,052)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,808,550	10,602,365
Reinvestment of distributions	203,779	4,524,590
Redemption of shares	(4,744,749)	(5,971,274)
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,732,420)	9,155,681
Increase in Net Assets	1,511,101	7,109,432

NET ASSETS
Beginning of Period	61,852,270	54,742,838
End of Period (Including line (a))	$63,363,371	$61,852,270

SHARE TRANSACTIONS
Sale of shares	195,491	764,225
Reinvestment of distributions	14,346	340,924
Redemption of shares	(328,018)	(434,000)
Increase (Decrease) in Shares	(118,181)	671,149

(a) Undistributed (distributions in excess of) net investment income.	$(32)	$224

See Notes to Financial Statements.                                  5

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

For the Six Months Ended	For the Years Ended March 31,
September 30, 2013	2013	2012	2011	2010	2009
NET ASSET VALUE,
Beginning of Period	$13.89	$14.47	$14.00	$12.48	$7.59	$12.48
INVESTMENT OPERATIONS
Net investment income (a)	0.12	0.20	0.20	0.13	0.09	0.10
Net realized and unrealized
gain (loss)	0.72	0.45	1.25	1.52	4.87	(4.82)
Total from Investment
Operations	0.84	0.65	1.45	1.65	4.96	(4.72)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.12)	(0.20)	(0.19)	(0.13)	(0.07)	(0.10)
Net realized gain	—	(1.03)	(0.79)	—	—	(0.07)
Total Distributions to
Shareholders	(0.12)	(1.23)	(0.98)	(0.13)	(0.07)	(0.17)
NET ASSET VALUE, End
of Period	$14.61	$13.89	$14.47	$14.00	$12.48	$7.59
TOTAL RETURN	6.05	%(b)	4.94%	11.35%	13.33%	65.44%	(38.05)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$63,363	$61,852	$54,743	$46,985	$37,608	$16,011
Ratios to Average Net Assets:
Net investment income	1.60	%(c)	1.47%	1.45%	1.08%	0.83%	0.94%
Net expense	1.02	%(c)	1.07%	1.15%	1.28%	1.59%	1.77%
Gross expense	1.02	%(c)	1.07%	1.15%	1.29	%(d)	1.61	%(d)	1.78	%(d)
PORTFOLIO TURNOVER RATE	21	%(b)	103%	101%	72%	79%	109%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                  6

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

7

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

8

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2013, were $13,360,062 and $15,767,163, respectively.

9

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 5. Federal Income Tax and Investment Transactions

As of March 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,059,634
Undistributed Long-Term Gain	2,296,668
Unrealized Appreciation	6,583,922
Other Temporary Differences	(102,701)
Total	$9,837,523

 The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 6. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

10

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Investment Advisory Agreement Approval

At the June 14, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board noted that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information received at each regularly scheduled meeting including, among other things, information concerning the Fund's performance and related services provided by the Adviser.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Adviser, a due diligence process completed in writing by the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board further considered the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

The Board reviewed the performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board noted that the Fund outperformed the S&P 500 Index, its primary benchmark, for the 5-year period ended March 31, 2013 and underperformed it for the 1-year and 10-year periods ended March 31, 2013. The Board also considered the Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the preliminary information provided by Lipper, the Fund outperformed the median of its peer group for the 5-year period ended March 31, 2013 and underperformed its peers for the 1-year and 3-year periods ended March 31, 2013. Based on the foregoing and the Adviser's explanation of the Fund's recent performance, the Board concluded that the Fund’s performance was reasonable and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

11

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates (after fee waivers) and total expenses of the Fund's relevant Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate and the Fund's total expense ratio were below the median of the Fund's Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing, the Board concluded that the Fund had not yet reached economies of scale and, as a result, economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Thus, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

12

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2013

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013, through September 30, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2013	September 30, 2013	Period*	Ratio*
Actual	$1,000.00	$1,060.50	$5.27	1.02%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.95	$5.16	1.02%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

13

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

230-SAR-0913

HM Payson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           11/25/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           11/25/13

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date           11/25/13